UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Cornerstone Advisors Global Public Equity Fund

Cornerstone Advisors Core Plus Bond Fund

Annual Report	October 31, 2019

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

TABLE OF CONTENTS
Management’s Discussion and Analysis of Fund Performance (unaudited)	1
Schedules of Investments	3

The Cornerstone Advisors Funds files their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Port within sixty days after the end of the period. The Funds’ Forms N-Q and Form N-Port reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-888-762-1442; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Global Public Equity Fund

The Cornerstone Advisors Global Public Equity Fund reached its seven-year anniversary on August 30th, 2019. The Fund’s net asset value was $504 million at fiscal year-end, October 31st, 2019. The Fund has performed within expectations for the time period given the market environment, slightly trailing the MSCI All Country World Index (“ACWI”) (“Fund benchmark”) since inception with an annualized return of +9.48% vs. +9.57%.

Fund performance was +10.19% for the fiscal year ending October 31st, 2019, versus the Fund benchmark at 12.59%. The Global Structured Module was the best performer at +13.83%. The Global Opportunistic Module rose +9.46%, and the Style Specialists increased +8.39%.

During the year, there were multiple changes to the sub-advisor roster, as we reduced the number of sub-advisors from nineteen to twelve. Two of the six Global Opportunistic managers were terminated: Harris Associates Global Value and Robert W. Baird & Co Chautauqua Global Growth. In addition, five of the twelve Style Specialists were removed: Fairpointe Capital U.S. Mid-Cap Growth, Cramer Rosenthal McGlynn U.S. Mid-Cap Value, Numeric Investors U.S. Small-Cap Growth, Driehaus Capital Management Emerging Markets Small-Cap Growth, and LSV Asset Management Emerging Markets Small-Cap Value. With these changes, we reduced our larger active risk exposures and concentrated into our preferred strategies.

Fiscal 2019 was a tale of two regimes in the equity market. From October 31st to December 25th, 2018, ACWI fell -9.8%. Then from December 25th, 2018 through October 31st, 2019, the index rose +24.9%. Our approach is designed to provide a broad level of exposure to global equities across varying investment styles, regions, currencies, economic sectors and market capitalizations. Although we strongly believe in the powers of diversification and rebalancing over time, the more concentrated index beat the Fund this year as U.S. outperformed International, Growth outperformed Value, and Large-Cap outperformed Small-Cap.

We look forward to sharing periodic updates in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Annualized Inception to Date
Cornerstone Advisors Global Public Equity Fund	10.19%	9.64%	6.47%	9.48%
MSCI ACWI [3]	12.59%	11.33%	7.08%	9.57%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Global Public Equity Fund, versus the MSCI ACWI

1	For the year ended October 31, 2019. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging market country indices.

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance.

One year return, five year return and annualized inception to date return as of 09/30/2019 are -2.44%, 6.19 and 9.12%, respectively. Gross expense ratio for the Fund from the most recent prospectus is 0.88%. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877-762-1442.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Core Plus Bond Fund

The Cornerstone Advisors Core Plus Bond Fund reached its three-year anniversary on August 30th, 2019. The Fund’s net asset value was $381 million at fiscal year-end, October 31st, 2019. The Fund has performed within expectations given market conditions during the period and is ahead of the Bloomberg Barclays U.S. Aggregate Bond Index (“Fund benchmark”) since inception with an annualized return of +2.98% vs. +2.85%.

Fund performance was +8.73% for the fiscal year ending October 31st, 2019, trailing the Fund benchmark which returned +11.51%. Two of the four sub-advisors outperformed the Fund benchmark during the year – Metropolitan West Asset Management (+11.75%) and Prime Advisors (+11.82%). Loomis, Sayles & Company slightly underperformed (+10.79%). The underperformance of the Fund was driven by our allocation to Franklin Templeton Investments, which rose +1.19% for the year, underperforming the Fund benchmark primarily due to their negative interest rate exposure in a falling-rate environment.

No sub-advisor changes were made during the year.

After tightening the federal funds rate by 1% in 2018, the U.S. Federal Reserve reversed course with three 0.25% rate cuts in 2019. The front-end of the U.S. Treasury curve responded to these actions with the 2-Year Treasury Yield falling 1.35% during the fiscal year. The back-end of the curve experienced a more muted fall, with the 30-Year Treasury yield declining 1.22% over the fiscal year. Credit spreads tightened during the year, reflecting accommodative central bank interest rate policy and optimistic news surrounding U.S./China trade. Meanwhile, the European Central Bank and Bank of Japan also remain accommodative.

We look forward to sharing periodic updates in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

AVERAGE ANNUAL TOTAL RETURN [1,2]
	One Year Return	Three Year Return	Annualized Inception to Date
Cornerstone Advisors Core Plus Bond Fund	8.73%	3.18%	2.98%
Bloomberg Barclays U.S. Aggregate Index [3]	11.51%	3.29%	2.86%
FTSE WGBI [4]	9.92%	2.55%	1.40%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Core Plus Bond Fund, versus the Bloomberg Barclays US Aggregate Index, and the FTSE WGBI

1	For the period ended October 31, 2018. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2016.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

4

The FTSE World Government Bond Index provides exposure to the global sovereign fixed income market, the index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. It comprises sovereign debt from over 20 countries, denominated in a variety of currencies.

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance.

One year return and annualized inception to date return as of 09/30/2019 are 7.84% and 2.89%, respectively. Gross expense ratio for the Fund from the most recent prospectus is 0.50%. The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 877-762-1442.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

Sector Weightings (unaudited) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.5%

	Shares	Value

ARGENTINA — 0.1%

Arcos Dorados Holdings, Cl A	11,890	$88,818

MercadoLibre *	293	152,806

Ternium ADR	1,900	37,981

		279,605

AUSTRALIA — 1.6%

Alliance Aviation Services, Cl A	46,400	80,604

Amcor	4,047	38,862

Aristocrat Leisure	6,855	149,420

Aurizon Holdings	28,258	114,930

AusNet Services	114,756	146,348

Aventus Group ‡	72,300	136,562

Brambles	10,001	82,524

Caltex Australia	6,704	126,026

CIMIC Group	2,045	46,535

Coca-Cola Amatil	18,534	129,681

Cochlear	895	130,514

Coles Group	19,107	197,440

Commonwealth Bank of Australia	6,015	326,160

CSL	3,025	533,896

Dexus ‡	17,287	142,644

Goodman Group ‡	34,763	344,841

GPT Group ‡	16,526	67,784

Harvey Norman Holdings	20,711	58,394

Inghams Group	236,200	504,757

Macquarie Group	4,703	434,171

Megaport *	20,149	128,897

Metcash	56,000	108,862

Mineral Resources	96,486	951,132

Mirvac Group ‡	70,791	156,647

Money3	53,800	79,737

New Hope	39,700	58,292

COMMON STOCK — continued

	Shares	Value

AUSTRALIA (continued)

Newcrest Mining	4,891	$105,531

NEXTDC *	33,411	147,634

Oil Search	11,945	58,957

Qantas Airways	43,547	192,423

Rio Tinto	2,512	157,372

Sandfire Resources NL	20,200	80,904

Santos	80,133	448,547

Scentre Group ‡	48,977	129,310

Sydney Airport	11,526	69,761

Telstra	106,096	255,250

Transurban Group	16,734	171,188

Vicinity Centres ‡	29,560	54,407

Vita Group	82,500	69,383

Washington H Soul Pattinson	1,196	17,907

Wesfarmers	8,836	242,182

Westpac Banking	4,949	96,241

Woodside Petroleum	11,512	255,533

		7,828,190

AUSTRIA — 0.1%

ams	1,484	66,340

Erste Group Bank	2,309	81,558

Immobilien Anlagen	2,047	78,992

Lenzing	395	41,565

Oesterreichische Post	1,819	66,948

OMV	1,541	89,921

Telekom Austria, Cl A	8,670	67,107

Verbund	1,407	76,108

Vienna Insurance Group Wiener Versicherung Gruppe	4,200	113,828

Wienerberger	1,744	47,149

		729,516

BELGIUM — 0.5%

Ageas	1,427	82,187

Anheuser-Busch InBev	14,097	1,132,640

Ascencio ‡	1,200	79,766

Barco	927	201,607

Colruyt	565	31,406

KBC Group	1,776	124,551

Proximus SADP	4,974	152,723

Sofina	281	62,116

Solvay	2,366	257,283

Telenet Group Holding	1,721	84,493

UCB	2,977	239,921

		2,448,693

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

BERMUDA — 0.5%

Teekay LNG Partners LP * (A)	180,482	$2,597,136

BRAZIL — 1.0%

Ambev ADR	16,300	70,253

Atacadao	15,200	72,731

Azul ADR *	1,324	51,610

B3 - Brasil Bolsa Balcao	12,506	150,958

Banco do Brasil	15,900	190,340

BRF *	21,529	189,550

Cielo	52,021	97,284

Cosan	7,922	113,581

CSU Cardsystem *	9,500	15,397

Engie Brasil Energia	8,375	93,972

IRB Brasil Resseguros S	1,200	11,274

Itau Unibanco Holding ADR	24,700	223,041

JBS	99,800	703,987

Klabin	12,500	49,900

Localiza Rent a Car	34,300	367,760

Lojas Renner	21,179	268,744

Magazine Luiza	6,400	70,854

Multiplan Empreendimentos Imobiliarios	21,600	156,998

Notre Dame Intermedica Participacoes	18,892	281,932

Petrobras Distribuidora	10,900	77,187

Petroleo Brasileiro ADR *	13,449	218,412

Porto Seguro	2,800	40,033

Raia Drogasil *	8,268	226,692

Rumo *	25,875	147,617

Sao Martinho	49,000	212,592

Sul America	30,896	376,330

Suzano	4,276	34,961

TIM Participacoes	21,800	61,696

Ultrapar Participacoes	8,200	38,459

Vale	11,600	136,637

YDUQS Part	11,500	112,204

		4,862,986

CANADA — 2.1%

Agnico Eagle Mines	1,814	111,490

Air Canada, Cl B *	3,200	113,947

Algonquin Power & Utilities	4,700	64,553

Artis Real Estate Investment Trust ‡	5,200	48,956

Atco, Cl I	1,300	45,699

B2Gold *	24,329	85,524

Bank of Montreal	2,400	177,663

Bank of Nova Scotia	14,200	814,417

Barrick Gold	9,537	165,584

Bausch Health *	36,764	913,866

COMMON STOCK — continued

	Shares	Value

CANADA (continued)

BCE	6,053	$287,140

Boardwalk ‡	6,521	216,261

CAE	8,545	214,290

Canadian Apartment Properties ‡	1,800	74,947

Canadian Imperial Bank of Commerce	1,800	153,487

Canadian National Railway	2,487	222,435

Canadian Tire, Cl A	1,200	129,366

Canopy Growth *	6,500	129,941

CCL Industries, Cl B	2,191	90,179

CGI, Cl A *	9,800	761,768

Choice Properties Real Estate Investment Trust ‡	16,277	171,779

Cogeco	2,100	162,518

Constellation Software	268	264,689

Dollarama	3,000	100,926

ECN Capital	21,900	72,329

Emera	3,000	124,205

Empire	10,362	275,119

Enbridge	13,558	493,647

Fairfax Financial Holdings	200	84,732

First Capital Realty ‡	2,624	43,431

Fortis	5,164	214,542

Franco-Nevada	1,000	97,031

Genworth MI Canada	4,200	169,645

Gildan Activewear	4,089	104,468

H&R Real Estate Investment Trust ‡	4,100	69,355

Hardwoods Distribution	8,800	85,789

Hydro One	6,840	127,182

Kinaxis *	2,898	185,066

Kinross Gold *	26,437	128,461

MCAN Mortgage	5,700	69,373

Methanex	1,600	60,630

Morneau Shepell	9,656	232,474

Newmont Goldcorp	1,344	53,215

Norbord	4,400	127,012

Open Text	3,342	135,040

Parkland Fuel	10,298	342,068

Pembina Pipeline	4,300	151,386

Quebecor, Cl B	7,700	179,010

Restaurant Brands International	2,600	170,103

RioCan ‡	3,700	74,247

Saputo	4,400	127,614

SNC-Lavalin Group	912	16,487

Teck Resources, Cl B	31,300	494,773

TFI International	500	15,933

Thomson Reuters	1,000	67,201

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

CANADA (continued)

Waste Connections	1,310	$121,004

Wheaton Precious Metals	4,508	126,365

		10,360,362

CHILE — 0.1%

Aguas Andinas, Cl A	68,999	31,634

AntarChile	1,855	16,945

Antofagasta	5,378	60,413

Banco de Chile	511,509	65,870

Banco de Credito e Inversiones	491	27,338

Banco Santander Chile ADR	697	16,888

CAP	10,807	79,274

Cia Cervecerias Unidas ADR	2,069	41,070

Empresa Nacional de Telecomunicaciones	3,239	25,336

Empresas CMPC	25,570	58,270

Empresas COPEC	5,934	53,059

Enel Americas	463,116	86,491

Enel Generacion Chile ADR	78	1,048

Latam Airlines Group	6,280	69,439

Multiexport Foods	7,909	3,574

Quinenco	11,575	25,337

SACI Falabella	12,365	62,942

Sigdo Koppers	2,263	3,261

		728,189

CHINA — 5.1%

Agricultural Bank of China, Cl H	535,000	220,529

Aier Eye Hospital Group, Cl A	32,804	184,457

Alibaba Group Holding ADR *	29,034	5,129,437

Anhui Conch Cement, Cl H	203,000	1,216,298

Anhui Kouzi Distillery, Cl A	400	2,780

Bank of China, Cl H	1,366,000	559,582

Bank of Communications, Cl H	51,000	34,885

Baoye Group, Cl H * (B)	30,000	19,640

BYD Electronic International	576,000	993,820

CGN Power, Cl H	264,000	68,729

China Communications Services, Cl H	996,000	616,467

China Construction Bank, Cl H	762,000	613,610

China Medical System Holdings	767,000	1,043,424

China Merchants Bank, Cl A	48,700	245,736

China Mobile	78,500	639,144

China Railway Group, Cl H	1,302,000	785,924

China Resources Beer Holdings	38,000	195,675

China Telecom, Cl H	504,000	214,825

China United Network Communications, Cl A	266,200	232,320

Chinese Universe Publishing and Media Group, Cl A	2,200	3,718

COMMON STOCK — continued

	Shares	Value

CHINA (continued)

Chongqing Rural Commercial Bank, Cl H	1,109,000	$592,999

CNOOC	184,000	276,143

Country Garden Holdings	261,989	365,102

CRRC	100,000	66,999

Datang International Power Generation, Cl H	214,000	42,331

Dongfeng Motor Group, Cl H	70,000	70,394

Foshan Haitian Flavouring & Food, Cl A	7,544	119,753

Fujian Sunner Development, Cl A	1,300	5,333

GDS Holdings ADR *	39,949	1,665,074

Greenland Holdings, Cl A	86,077	83,441

Hangzhou Robam Appliances, Cl A	25,589	114,607

Hopefluent Group Holdings	69,762	15,847

Hunan Valin Steel, Cl A *	29,500	17,024

HUYA ADR *	1,926	42,834

Industrial & Commercial Bank of China, Cl H	1,322,498	951,881

JD.com ADR *	12,180	379,407

Jiangxi Copper, Cl H	65,000	76,232

Leju Holdings ADR *	15,266	26,868

Li Ning	256,273	871,582

NetEase ADR	762	217,825

New Oriental Education & Technology Group ADR *	2,486	303,441

PetroChina, Cl H	733,193	360,236

Ping An Insurance Group of China, Cl A	20,600	258,020

Ping An Insurance Group of China, Cl H	38,949	451,077

Powerlong Real Estate Holdings	130,000	86,435

RiseSun Real Estate Development, Cl A	6,072	7,509

Sany Heavy Industry, Cl A	156,978	300,551

Shandong Yisheng Livestock & Poultry Breeding, Cl A	14,900	69,275

Shenzhen Mindray Bio-Medical Electronics, Cl A	5,200	131,563

Shenzhou International Group Holdings	22,925	317,722

Sihuan Pharmaceutical Holdings Group	508,000	66,775

Sinopec Shanghai Petrochemical, Cl H	222,000	61,762

Sinopharm Group, Cl H	22,000	79,033

Sunac China Holdings	26,000	118,454

TAL Education Group ADR *	1,900	81,339

Tencent Holdings	68,687	2,812,013

Vipshop Holdings ADR *	15,817	182,528

Want Want China Holdings	133,000	112,362

Wuhu Sanqi Interactive Entertainment Network Technology Group, Cl A	30,800	79,984

Wuliangye Yibin, Cl A	19,765	371,061

XCMG Construction Machinery, Cl A	265,100	170,317

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

CHINA (continued)

Yantai Jereh Oilfield Services Group, Cl A	34,792	$151,573

ZTO Express Cayman ADR	11,053	243,166

		25,838,872

COLOMBIA — 0.1%

Bancolombia ADR	2,669	138,467

Ecopetrol ADR	11,519	210,222

		348,689

DENMARK — 0.6%

Carlsberg, Cl B	1,560	219,464

Chr Hansen Holding	1,064	81,672

Danske Bank	8,041	114,731

Dfds *	3,114	122,537

DSV PANALPINA	607	58,899

GN Store Nord	2,110	92,731

ISS	981	25,672

Netcompany Group *	4,956	211,001

Novo Nordisk, Cl B	4,201	229,434

Novozymes, Cl B	2,359	111,069

Orsted	2,270	199,118

Pandora	1,327	65,252

Royal Unibrew	2,737	224,392

Sydbank	2,800	54,923

Vestas Wind Systems	17,891	1,460,381

		3,271,276

EGYPT — 0.1%

Al Baraka Bank Egypt (B)	26,892	18,245

Commercial International Bank Egypt SAE	42,617	213,877

Faisal Islamic Bank of Egypt	37,720	31,041

		263,163

FINLAND — 0.3%

Cargotec, Cl B	2,000	70,041

Elisa	2,886	157,622

Fortum	6,382	155,809

Huhtamaki	6,801	314,784

Kesko, Cl B	1,860	123,804

Kone, Cl B	2,270	144,410

Neste	4,722	170,422

Nokia	31,306	114,994

Nordea Bank Abp	10,795	78,964

Orion, Cl B	2,962	131,282

Sampo, Cl A	1,391	56,998

Tokmanni Group	8,111	103,850

UPM-Kymmene	3,115	101,237

		1,724,217

COMMON STOCK — continued

	Shares	Value

FRANCE — 2.9%

Air France-KLM *	9,200	$109,534

Air Liquide	3,954	525,219

Airbus	16,370	2,344,622

Arkema	9,100	930,075

Atos	8,017	620,709

AXA	48,986	1,294,008

Cie des Alpes	2,600	77,859

CNP Assurances	3,431	68,037

Dassault Systemes	1,652	250,669

Derichebourg	15,800	56,883

Edenred	3,895	205,041

Eiffage	3,260	350,208

Electricite de France	4,093	42,235

Engie	18,541	310,078

EssilorLuxottica	2,426	370,142

Hermes International	1,944	1,398,452

JCDecaux	3,296	90,063

Kaufman & Broad	2,600	99,114

L’Oreal	1,675	489,076

LVMH Moet Hennessy Louis Vuitton	352	150,164

Orange	27,548	443,658

Pernod Ricard	2,798	516,461

Peugeot	50,956	1,290,068

Prodware	8,000	49,787

Safran	972	153,776

Sanofi	8,334	767,945

SOITEC *	711	78,227

Teleperformance	964	218,470

TOTAL	9,443	496,415

Ubisoft Entertainment *	1,452	85,732

Unibail-Rodamco-Westfield ‡	2,317	358,292

Veolia Environnement	3,964	104,204

Virbac *	813	198,123

		14,543,346

GERMANY — 2.8%

Aareal Bank	2,400	80,623

adidas	2,170	670,033

Allianz	6,140	1,499,699

Aroundtown	195,985	1,653,791

Ascendis Pharma ADR *	737	81,497

BASF	4,858	369,679

Befesa	3,007	111,343

Beiersdorf	844	99,920

CENTROTEC Sustainable	6,200	108,978

CropEnergies	10,900	85,219

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

GERMANY (continued)

Daimler	20,200	$1,180,748

Deutsche Boerse	683	105,845

Deutsche Lufthansa	2,028	35,160

Deutsche Telekom	32,089	564,319

Deutsche Wohnen	4,607	173,259

Fresenius & KGaA	2,570	135,076

Fresenius Medical Care & KGaA	2,255	163,173

Gerresheimer	1,300	104,755

Hamburger Hafen und Logistik	2,000	51,795

HeidelbergCement	1,519	112,864

Henkel & KGaA	2,780	267,731

Innogy	4,942	246,157

Kloeckner	4,200	24,264

Merk	1,465	174,665

MTU Aero Engines	183	48,862

Muenchener Rueckversicherungs-Gesellschaft in Muenchen	787	218,557

Mutares & KGaA	2,600	29,926

Puma	2,905	218,534

QIAGEN *	2,399	72,000

Rheinmetall	1,795	215,912

RWE	5,183	157,984

SAP	23,663	3,135,291

Scout24	4,175	258,196

Siemens	3,081	355,238

Symrise, Cl A	1,082	104,119

TAG Immobilien	7,814	189,812

Telefonica Deutschland Holding	8,989	28,522

TUI	2,748	35,952

Wirecard	5,791	733,385

Wuestenrot & Wuerttembergische	3,300	67,574

		13,970,457

GREECE — 0.1%

FF Group * (B) (C) (D)	6,400	—

Hellenic Telecommunications Organization	10,543	159,917

Hellenic Telecommunications Organization ADR	1,426	10,724

Motor Oil Hellas Corinth Refineries	6,300	155,564

		326,205

HONG KONG — 2.6%

AAC Technologies Holdings	18,500	120,407

AIA Group	47,434	474,888

ANTA Sports Products	15,000	147,015

ASM Pacific Technology	7,400	103,597

Beijing Chunlizhengda Medical Instruments, Cl H	20,037	120,565

COMMON STOCK — continued

	Shares	Value

HONG KONG (continued)

Brightoil Petroleum Holdings * (B) (C) (D)	139,000	$26,608

Changshouhua Food (B)	12,000	4,824

China Aoyuan Group	36,000	46,218

China Hongqiao Group	74,000	41,174

China Huishan Dairy Holdings * (B) (C) (D)	166,000	—

China International Capital, Cl H	63,668	116,514

China Mengniu Dairy	25,982	103,949

China Overseas Land & Investment	18,000	56,968

China Resources Cement Holdings	299,458	328,657

China Resources Gas Group	30,000	181,088

China Resources Land	23,662	101,008

China Resources Power Holdings	70,000	88,171

China SCE Group Holdings	288,000	132,313

China Vanke, Cl H	20,600	75,318

CIMC Enric Holdings	161,256	87,666

CLP Holdings	18,500	192,060

Country Garden Services Holdings	53,954	183,497

CSPC Pharmaceutical Group	139,612	359,010

CT Environmental Group (B) (C) (D)	250,000	5,424

Dali Foods Group	58,500	40,090

Dawnrays Pharmaceutical Holdings	407,000	72,197

Far East Horizon	125,000	118,524

Fullshare Holdings	117,500	2,969

Galaxy Entertainment Group *	189,298	1,308,136

Guangdong Investment	72,000	156,203

Guangnan Holdings	268,000	28,387

Guangzhou Automobile Group, Cl H	54,800	54,898

Guangzhou Baiyunshan Pharmaceutical Holdings, Cl H	22,000	69,768

Guangzhou R&F Properties	40,000	62,175

Haier Electronics Group	33,000	94,334

Hang Seng Bank	8,800	183,952

Henderson Land Development	12,008	60,148

HK Electric Investments & HK Electric Investments	39,000	38,921

HKT Trust & HKT	92,000	143,237

Holly Futures, Cl H (B)	37,000	5,666

Hong Kong & China Gas	93,709	182,014

Hongkong Land Holdings	6,800	37,400

Hua Han Health Industry Holdings * (B) (C) (D)	564,000	—

Hysan Development	4,000	15,799

Jardine Matheson Holdings	2,400	137,088

Jardine Strategic Holdings	2,300	74,359

Jiangsu Expressway, Cl H	44,000	58,510

Kerry Properties	25,000	81,037

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

HONG KONG (continued)

Kingboard Holdings	16,500	$44,114

Kunlun Energy	126,000	117,543

Lee & Man Paper Manufacturing	151,000	84,211

Lenovo Group	172,000	120,287

Link ‡	9,500	103,596

Longfor Group Holdings	39,500	164,332

Longfor Group Holdings ADR	161	6,664

Luzheng Futures, Cl H	136,000	14,579

Meituan Dianping, Cl B *	16,665	199,169

MGM China Holdings	736,391	1,170,941

Modern Land China (B)	162,000	22,328

MTR	19,000	109,113

New World Development	1,214,925	1,742,706

Nine Dragons Paper Holdings	624,000	543,097

NWS Holdings	27,000	40,245

Overseas Chinese Town Asia Holdings	16,000	5,003

Pacific Online	19,604	5,004

Pan Asia Environmental Protection Group * (B)	404,000	50,526

Ping An Healthcare and Technology *	13,543	92,983

Shangri-La Asia	58,000	59,584

Springland International Holdings (B) (C) (D)	78,000	14,035

Sunny Optical Technology Group	17,100	276,709

Superb Summit International Group * (B) (C) (D)	75,000	—

Swire Pacific, Cl A	4,000	38,132

Swire Properties	17,800	56,108

Techtronic Industries	52,206	409,736

Tianyun International Holdings	747,600	92,544

Time Watch Investments (B)	140,000	17,331

Town Health International Medical Group (B) (C) (D)	1,086,000	—

WH Group	761,500	808,540

Wharf Real Estate Investment	13,000	76,647

Wuxi Biologics Cayman *	18,233	215,233

Wynn Macau	41,446	90,340

Xiaomi, Cl B *	128,200	145,608

Yue Yuen Industrial Holdings	19,000	53,586

Yuzhou Properties	442,000	187,270

Zhong An Group *	163,000	4,909

		13,305,504

HUNGARY — 0.2%

Magyar Telekom Telecommunications	55,700	82,999

Magyar Telekom Telecommunications ADR	3,208	24,405

COMMON STOCK — continued

	Shares	Value

HUNGARY (continued)

OTP Bank Nyrt	16,076	$740,483

		847,887

INDIA — 1.6%

Aditya Birla Capital *	34,949	40,330

Ambuja Cements	16,467	46,966

Apollo Hospitals Enterprise	5,565	116,496

Ashok Leyland	38,492	41,651

Asian Paints	8,267	210,915

Bajaj Auto	1,435	65,699

Bharti Airtel	33,795	178,317

Bharti Infratel	16,963	45,368

Biocon	12,000	41,636

CESC Ventures *	1,014	4,929

Cipla	10,643	70,052

Coal India	13,290	38,889

Container of India	2,743	22,753

Cummins India	4,414	33,851

Dabur India	12,231	79,659

eClerx Services	299	1,904

Eicher Motors	215	68,318

GAIL India	1,304	2,525

Garden Reach Shipbuilders & Engineers	49,016	146,988

GHCL	20,200	61,615

Gujarat Industries Power	64,224	65,149

HCL Technologies	3,581	58,704

HDFC Bank ADR	6,448	393,908

Hero MotoCorp	1,088	41,480

Hinduja Global Solutions	6,810	55,269

Housing Development Finance	10,087	303,184

ICICI Bank ADR	31,896	415,605

ICICI Lombard General Insurance	9,254	175,194

IndusInd Bank	3,140	58,135

Infosys ADR	15,358	147,283

InterGlobe Aviation	3,998	82,118

ION Exchange India	2,518	27,515

IRB Infrastructure Developers *	81,000	90,389

JSW Steel	6,672	21,447

Kotak Mahindra Bank	14,142	313,929

Larsen & Toubro	9,923	206,081

Mahindra & Mahindra	3,726	31,858

Maruti Suzuki India	681	72,579

Nandan Denim	75,791	36,224

Nestle India	626	131,919

NHPC	443,670	146,996

NMDC	26,177	41,556

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

INDIA (continued)

NTPC	51,242	$88,427

Nucleus Software Exports	22,500	96,577

Oil India	51,808	125,377

Oracle Financial Services Software	1,104	48,882

PDS Multinational Fashions *	4,540	20,290

Power Finance *	87,063	133,979

Power Grid Corp of India	47,177	131,929

Reliance Industries	129,868	2,681,172

Tata Consultancy Services	2,358	75,454

UltraTech Cement	1,100	64,255

United Spirits *	7,520	66,258

UPL	4,482	37,690

Venky’s India	94	2,316

Wipro	38,612	141,157

WNS Holdings ADR *	3,294	203,701

		8,152,847

INDONESIA — 0.4%

Adaro Energy	758,600	70,796

Astra International	304,000	150,517

Bank Central Asia	316,757	709,696

Bank Tabungan Pensiunan Nasional Syariah *	84,828	23,206

Bumi Serpong Damai *	736,900	74,283

Hanjaya Mandala Sampoerna	96,500	14,643

Indofood CBP Sukses Makmur	100,800	83,479

Indofood Sukses Makmur	112,700	61,822

Jaya Bersama Indo *	80,605	10,939

Kalbe Farma	286,200	32,520

Lippo Cikarang *	737,715	68,322

Mandala Multifinance (B)	460,101	42,611

Mitra Pinasthika Mustika	573,500	28,191

Perusahaan Gas Negara	455,100	68,409

Samindo Resources TBK	469,370	41,798

Saratoga Investama Sedaya	6,055	1,596

Surya Citra Media	302,900	26,326

Telekomunikasi Indonesia Persero	1,553,894	454,976

Tiphone Mobile Indonesia	499,200	11,949

Unilever Indonesia	5,000	15,575

United Tractors	61,400	94,810

Waskita Karya Persero	644,100	71,353

		2,157,817

IRELAND — 0.8%

Accenture, Cl A	2,052	380,482

Bank of Ireland Group	18,605	89,474

CRH PLC	3,581	130,520

COMMON STOCK — continued

	Shares	Value

IRELAND (continued)

Experian	3,030	$95,297

Flutter Entertainment	364	37,601

Icon *	761	111,791

James Hardie Industries	4,582	78,586

Kerry Group, Cl A	909	109,897

Ryanair Holdings ADR *	26,289	1,962,211

Seagate Technology	18,000	1,044,540

		4,040,399

ISRAEL — 0.5%

Amot Investments	15,663	110,214

Bank Leumi Le-Israel	6,493	47,273

Bezeq The Israeli Telecommunication	142,985	94,364

Check Point Software Technologies *	1,000	112,410

Elbit Systems	1,290	211,373

International Flavors & Fragrances	917	112,464

Israel Chemicals	23,235	103,173

Israel Discount Bank, Cl A	191,049	872,729

Melisron	1,774	107,413

Mizrahi Tefahot Bank	3,810	94,481

Nice ADR *	1,177	185,719

Oil Refineries	133,566	68,518

Paz Oil	847	129,749

Phoenix Holdings	11,300	68,837

Strauss Group	2,646	80,106

Teva Pharmaceutical Industries ADR	16,377	133,472

		2,532,295

ITALY — 1.4%

ACEA	7,000	139,279

Amplifon	7,376	185,260

Assicurazioni Generali	4,226	85,663

ASTM	2,500	78,796

Atlantia	91,876	2,268,670

Autogrill	14,058	138,836

Davide Campari-Milano	26,695	244,585

De’ Longhi	2,186	40,228

DiaSorin	2,552	287,471

El.En.	500	14,175

Enel	229,778	1,778,523

Eni	14,754	223,296

Ferrari	1,151	184,148

FinecoBank Banca Fineco	5,360	60,378

FNM	70,000	45,906

Freni Brembo	3,998	42,516

Intesa Sanpaolo	33,239	83,263

Iren	46,300	143,658

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

ITALY (continued)

Leonardo	26,756	$310,644

Mediobanca Banca di Credito Finanziario	4,445	52,797

Moncler	1,756	67,645

Piaggio & C	65,566	206,215

Prysmian	2,315	53,472

Snam	19,573	100,417

Telecom Italia *	462,776	270,815

Terna Rete Elettrica Nazionale	10,319	68,178

Unione di Banche Italiane	15,937	48,471

		7,223,305

JAPAN — 5.0%

Activia Properties ‡	8	42,226

ADEKA	1,400	20,276

Aichi Steel	3,500	114,733

Aiphone	4,800	83,030

Air Water	3,500	66,182

Aisan Industry	7,800	65,078

Ajinomoto	4,200	80,099

ANA Holdings	1,700	58,592

Araya Industrial	4,000	59,524

Asahi Group Holdings	11,300	568,191

Asahi Kasei	13,000	145,842

Asanuma	2,800	105,658

Astellas Pharma	6,055	104,206

Bridgestone	2,900	121,462

Calbee	2,600	87,156

Canon	1,400	38,400

Central Japan Railway	300	61,936

Chugai Pharmaceutical	1,305	110,573

Chugoku Electric Power	7,300	97,410

CKD	9,825	140,565

Cosmo Energy Holdings	15,000	324,752

Daicel	2,200	19,883

Daiwa House Investment, Cl A ‡	20	58,246

East Japan Railway	1,000	91,203

Eco’s	3,100	47,279

Eisai	874	63,832

FALCO HOLDINGS	2,800	43,923

FJ Next	9,100	94,632

Fuji	6,400	107,684

FUJIFILM Holdings	1,600	70,822

GLP J-Reit ‡	41	53,457

Grandy House	13,900	63,586

Gunma Bank	27,900	95,075

Harmonic Drive Systems	2,946	138,038

COMMON STOCK — continued

	Shares	Value

JAPAN (continued)

Hisamitsu Pharmaceutical	700	$32,864

Hitachi High-Technologies	2,582	161,629

Hokkaido Gas	5,700	85,719

Hokko Chemical Industry	18,700	104,245

Idemitsu Kosan	3,676	109,099

ITOCHU	136,000	2,860,043

Japan Aviation Electronics Industry	10,200	192,401

Japan Exchange Group	3,800	63,304

Japan Post Holdings	4,000	36,892

Japan Prime Realty Investment ‡	14	67,284

Japan Real Estate Investment ‡	10	68,247

Japan Retail Fund Investment ‡	19	44,337

JSR	2,800	53,127

JTEKT	10,800	139,413

JXTG Holdings	34,250	161,561

Kaga Electronics	3,700	72,636

Kaneka	5,400	181,767

Kao	2,300	186,232

KDDI	7,934	220,336

Keio	1,039	64,559

Kewpie	4,500	102,509

Keyence	458	291,875

Kitagawa	3,700	71,985

Kitano Construction	2,400	63,295

Kobe Bussan	5,790	171,840

Konami Holdings	800	35,337

Konica Minolta	107,900	798,334

Kuraray	1,400	16,828

Lasertec	1,562	113,400

M&A Capital Partners *	1,356	90,785

M3	2,900	69,929

Makino Milling Machine	2,400	120,900

Makita	2,600	88,721

Maruichi Steel Tube	800	22,076

MEIJI Holdings	1,100	79,656

MINEBEA MITSUMI	8,418	162,140

Miraial	6,400	87,712

Mitsubishi Tanabe Pharma	2,200	26,525

Mitsui	30,948	535,192

Mizuho Financial Group	646,000	1,009,768

Mizuho Leasing	2,200	62,543

Mory Industries	3,000	64,339

MS&AD Insurance Group Holdings	2,200	71,486

NEC	1,900	75,655

NET One Systems	9,228	251,401

NH Foods	1,800	75,757

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

JAPAN (continued)

Nichias	4,736	$101,000

Nidec	400	59,580

Nihon Unisys	4,681	155,398

Nintendo	400	143,050

Nippon Building Fund ‡	10	75,933

Nippon Chemi-Con	2,900	48,606

Nippon Prologis ‡	30	83,897

Nippon Telegraph & Telephone	39,300	1,956,448

Nishi-Nippon Financial Holdings	5,800	43,504

Nissan Chemical	2,200	91,268

Nissin Electric	11,500	136,096

Nissin Foods Holdings	900	68,340

Nitto Fuji Flour Milling	1,300	76,202

Nomura Real Estate Holdings	4,900	116,794

Nomura Real Estate Master Fund ‡	52	99,435

Nomura Research Institute	4,290	91,807

NTT Data	5,000	66,302

NTT DOCOMO	6,498	179,012

Obic	500	63,200

Ono Pharmaceutical	5,000	94,777

Oriental Land	700	102,968

Orix JREIT ‡	37	83,737

Osaka Gas	7,300	143,512

Otsuka Holdings	1,061	44,586

Paltac	1,476	71,893

Raysum	10,600	112,390

Recruit Holdings	3,000	100,315

Resona Holdings	219,000	963,486

Ricoh	5,700	51,199

Ryoden	5,800	88,458

Sakai Heavy Industries	3,500	101,769

Sakai Ovex	4,400	76,111

San-In Godo Bank	17,300	102,688

Sanko Metal Industrial	2,900	70,493

SCSK	3,585	183,914

Sekisui House	3,700	80,243

SG Holdings	4,107	102,266

Shimadzu	10,309	278,560

Shimamura	500	42,643

Showa	9,400	198,376

Sojitz	21,300	67,456

Soken Chemical & Engineering	4,900	55,901

Sompo Holdings	2,000	79,156

Square Enix Holdings	5,468	260,260

St.-Care Holding	16,800	81,674

Sugi Holdings	3,422	191,079

COMMON STOCK — continued

	Shares	Value

JAPAN (continued)

SUMCO	6,634	$111,867

Sumitomo	26,912	439,354

Sumitomo Mitsui Financial Group	4,000	143,717

T&D Holdings	4,500	50,838

Tachibana Eletech	3,700	62,358

Taiheiyo Cement	1,800	51,338

Taisho Pharmaceutical Holdings	489	35,184

Takeda Pharmaceutical	4,000	145,495

TechnoPro Holdings	2,383	148,289

Teijin	3,000	60,617

THK	4,358	127,322

Toho Gas	1,900	74,336

Tohoku Electric Power	11,000	113,473

Tokai Rika	44,800	875,340

Tokio Marine Holdings	2,700	146,714

Tokyo Gas	2,764	67,724

Tokyo Tatemono	18,644	267,428

Tomoku	4,400	70,895

Toray Industries	15,000	107,052

Towa Bank	7,600	65,099

Toyo Suisan Kaisha	2,000	84,452

Toyota Motor	4,134	288,718

Trend Micro	1,400	71,303

Ulvac	2,100	92,953

United Arrows	5,840	179,272

United Urban Investment ‡	38	76,711

USS	6,900	134,562

Yachiyo Industry	3,500	21,132

Yamaguchi Financial Group	17,800	126,425

Yokogawa Electric	11,420	211,184

Yotai Refractories	18,900	127,762

Yushiro Chemical Industry	6,800	89,919

		25,063,849

MALAYSIA — 0.4%

Allianz Malaysia	8,400	27,742

Asia File	11,700	6,664

Dialog Group	358,317	298,419

DiGi.Com	117,800	132,502

Favelle Favco	12,700	8,206

Fraser & Neave Holdings	6,400	52,964

HAP Seng Consolidated	16,100	38,453

Heineken Malaysia	8,900	54,442

Hong Leong Bank	9,641	39,732

I-BHD	118,300	6,512

IGB ‡	100,100	45,756

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

MALAYSIA (continued)

IHH Healthcare	77,600	$105,856

IOI Properties Group	134,500	33,476

Kenanga Investment Bank (B)	52,900	6,077

Kuala Lumpur Kepong	9,700	50,281

Kumpulan Fima	88,800	34,003

Lii Hen Industries	53,166	38,935

Lingkaran Trans Kota Holdings	2,643	2,916

Magni-Tech Industries	36,266	22,045

Malakoff	344,167	70,423

Malayan Banking	25,300	52,071

Malaysia Airports Holdings	31,100	58,947

Malaysian Pacific Industries	68,487	175,377

MISC	36,400	72,565

MKH	34,400	10,456

My EG Services	212,100	57,866

Padini Holdings	175,032	153,732

Pantech Group Holdings	307,949	36,849

Paramount	150,920	45,509

Petronas Chemicals Group	63,300	113,163

Petronas Dagangan	14,000	78,937

Public Bank	4,200	20,404

Sarawak Oil Palms	46,500	26,152

Sunway ‡	86,000	37,253

Sunway Construction Group	1,680	784

Tenaga Nasional	47,830	158,651

		2,174,120

MEXICO — 0.5%

Alsea *	31,086	82,739

America Movil ADR, Cl L	20,305	321,022

Arca Continental	13,200	73,780

Becle	25,600	44,090

Bio Pappel *	41,926	48,821

Cemex	195,201	73,366

Cia Minera Autlan	34,671	17,519

Fibra Shop Portafolios Inmobiliarios SAPI ‡	6,801	3,147

Fomento Economico Mexicano ADR	3,174	282,549

Gruma, Cl B	3,300	34,531

Grupo Aeroportuario del Pacifico, Cl B	16,000	167,706

Grupo Bimbo, Ser A	16,500	30,793

Grupo Cementos de Chihuahua	15,038	83,732

Grupo Financiero Banorte, Cl O	43,800	239,486

Grupo Financiero Inbursa, Cl O	1,926	2,396

Grupo Industrial Saltillo (B)	6,471	8,067

Grupo Televisa	32,900	72,704

Industrias Bachoco	2,179	9,796

COMMON STOCK — continued

	Shares	Value

MEXICO (continued)

Industrias Penoles	3,065	$36,503

Infraestructura Energetica Nova	12,800	56,559

Kimberly-Clark de Mexico ADR	1,881	18,754

Orbia Advance	26,213	56,742

Prologis Property Mexico ‡	76,800	164,407

Promotora y Operadora de Infraestructura *	6,000	55,467

Wal-Mart de Mexico	213,540	639,959

		2,624,635

NETHERLANDS — 2.8%

ABN AMRO Bank	1,957	36,428

Aegon	178,300	770,773

Akzo Nobel	3,228	297,196

Altice Europe, Cl A *	13,102	74,817

Argenx *	1,540	186,871

ASM International	2,280	229,012

ASML Holding	2,141	561,146

ASML Holding, Cl G	6,741	1,765,940

BE Semiconductor Industries	3,376	124,743

ING Groep	37,803	427,013

InterXion Holding *	22,158	1,954,779

Koninklijke Ahold Delhaize	26,578	661,767

Koninklijke KPN	59,570	184,699

Koninklijke Philips Electronics	34,920	1,529,420

NN Group	35,598	1,356,632

NXP Semiconductors	7,749	880,906

OCI *	88,092	1,975,787

Prosus *	658	45,375

Royal Dutch Shell, Cl A	11,451	331,223

Signify	6,340	185,543

Unilever	6,938	409,724

Van Lanschot Kempen	2,700	62,184

VEON ADR	26,400	63,360

Wolters Kluwer	2,415	177,822

		14,293,160

NEW ZEALAND — 0.1%

a2 Milk *	7,025	58,553

Auckland International Airport	10,645	63,473

Contact Energy	9,672	45,765

Fletcher Building	19,132	56,180

Mercury NZ	10,568	33,641

New Zealand Refining	32,700	42,979

Precinct Properties New Zealand ‡	52,735	61,536

SKYCITY Entertainment Group	17,970	45,049

Spark New Zealand	25,839	74,219

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

NEW ZEALAND (continued)

Warehouse Group	47,400	$80,839

Xero *	2,001	95,164

Z Energy	17,191	59,078

		716,476

NORWAY — 0.3%

DNB	6,010	109,205

Entra	3,824	57,218

Equinor	7,649	141,483

Gjensidige Forsikring	6,010	112,343

Kongsberg Gruppen	4,727	69,804

Mowi	5,581	136,063

Salmar	1,212	56,474

SpareBank 1 SR-Bank	12,000	127,880

Telenor	10,420	195,060

Tomra Systems	5,573	150,049

Yara International	6,705	260,948

		1,416,527

PANAMA — 0.1%

Copa Holdings, Cl A	3,303	336,047

PERU — 0.0%

Credicorp	498	106,592

Empresa Siderurgica del Peru SAA (B)	111,989	22,768

		129,360

PHILIPPINES — 0.2%

Bank of the Philippine Islands	26,351	50,371

BDO Unibank	111,740	341,088

DMCI Holdings	154,800	25,045

Jollibee Foods	12,840	58,703

Lopez Holdings	926,500	78,692

LT Group	134,000	35,227

Manila Electric	10,320	68,820

PLDT	2,510	54,409

Semirara Mining & Power, Cl A	77,160	35,505

SM Investments	3,190	64,749

SM Prime Holdings	47,600	36,583

Universal Robina	27,230	81,027

		930,219

POLAND — 0.4%

Amica	1,828	55,883

Atal	80	727

Bank Millennium *	17,123	27,540

Bank Polska Kasa Opieki	1,413	39,868

CD Projekt	3,677	242,621

ComArch	206	9,463

COMMON STOCK — continued

	Shares	Value

POLAND (continued)

Cyfrowy Polsat	15,386	$111,550

Dino Polska *	5,432	211,840

Dom Development	1,398	31,029

Energa	58,500	94,166

ING Bank Slaski	696	35,341

Jastrzebska Spolka Weglowa	9,360	47,429

LPP	38	81,109

Lubelski Wegiel Bogdanka	2,534	24,009

Neuca	8	754

PGE Polska Grupa Energetyczna *	54,421	116,658

PLAY Communications	5,012	39,696

Polski Koncern Naftowy ORLEN	12,980	354,681

Polskie Gornictwo Naftowe i Gazownictwo	15,801	19,454

Powszechna Kasa Oszczednosci Bank Polski	24,095	240,404

Powszechny Zaklad Ubezpieczen	18,105	175,096

Stalexport Autostrady	19,326	15,504

Wirtualna Polska Holding	130	2,184

Zespol Elektrowni Patnow Adamow Konin *	9,427	16,531

		1,993,537

PORTUGAL — 0.1%

Banco Comercial Portugues, Cl R	432,333	97,883

Banco Espirito Santo * (B) (C) (D)	66,989	75

EDP - Energias de Portugal	28,405	116,899

Galp Energia SGPS	7,482	119,162

Jeronimo Martins SGPS	9,418	158,031

NOS SGPS	17,249	102,441

		594,491

PUERTO RICO — 0.1%

First BanCorp, Puerto Rico	15,527	163,344

OFG Bancorp	7,200	146,232

		309,576

RUSSIA — 0.9%

Aeroflot PJSC	13,329	22,221

Gazprom PJSC ADR	17,621	141,039

LUKOIL PJSC ADR *	16,671	1,534,265

Mobile TeleSystems PJSC ADR	42,545	380,778

Novatek GDR	2,386	510,604

Novolipetsk Steel GDR	2,649	51,814

PhosAgro PJSC GDR	5,713	71,870

Rosneft Oil PJSC GDR	26,803	177,489

Sberbank of Russia PJSC ADR	50,578	743,497

Surgutneftegas PJSC ADR	24,000	142,080

Tatneft PJSC ADR	10,510	735,700

X5 Retail Group GDR	7,035	235,391

		4,746,748

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

SAUDI ARABIA — 0.2%

Al Rajhi Bank	2,683	$43,211

Arab National Bank	37,683	228,692

Aseer Trading Tourism & Manufacturing *	1,390	3,225

Emaar Economic City *	25,655	64,098

Jarir Marketing	893	37,717

Mouwasat Medical Services	2,124	46,441

National Commercial Bank	3,085	35,783

Rabigh Refining & Petrochemical	7,318	39,221

Saudi Airlines Catering	1,459	33,652

Saudi Arabian Mining *	3,247	36,710

Saudi Basic Industries	1,376	32,177

Saudi Electricity	13,464	74,603

Saudi Telecom	2,600	66,416

Savola Group	9,377	77,260

		819,206

SINGAPORE — 0.3%

Ascendas ‡	12,900	30,059

CapitaLand Commercial Trust ‡	44,700	67,356

CapitaLand Mall Trust ‡	21,600	40,328

Centurion	176,200	55,692

ComfortDelGro	21,000	35,503

DBS Group Holdings	5,300	101,290

Flex *	12,533	147,262

Genting Singapore	185,500	128,171

Hong Leong Finance	37,300	72,108

Keppel ‡	47,560	42,300

SATS	8,700	32,294

Singapore Airlines	6,400	44,268

Singapore Exchange	10,300	67,685

Singapore Technologies Engineering	20,000	58,657

Singapore Telecommunications	74,300	180,227

Sunningdale Tech	45,300	39,957

Suntec Real Estate Investment Trust ‡	27,900	38,145

United Overseas Bank	4,900	96,635

Venture	4,400	51,198

Wilmar International	45,800	126,245

Yanlord Land Group	148,100	131,722

		1,587,102

SOUTH AFRICA — 0.5%

Anglo American Platinum	547	40,822

AngloGold Ashanti	4,578	100,098

AngloGold Ashanti ADR	6,128	135,306

ArcelorMittal South Africa *	49,852	5,806

Aspen Pharmacare Holdings	1,187	8,288

Bid	2,069	48,267

COMMON STOCK — continued

	Shares	Value

SOUTH AFRICA (continued)

Bidvest Group	5,310	$72,412

Capitec Bank Holdings	2,228	202,442

Clicks Group	25,820	419,976

Combined Motor Holding (B)	12,142	17,276

Discovery	5,521	43,940

Exxaro Resources	18,619	151,941

FirstRand	21,332	92,186

Gold Fields	6,068	37,322

Group	14,188	87,876

Growthpoint Properties ‡	43,610	63,811

Hulamin (B)	178,974	27,479

Imperial Logistics	18,912	70,965

Kumba Iron Ore	7,767	189,147

Merafe Resources	1,219,900	72,659

MiX Telematics ADR	3,883	48,887

Momentum Metropolitan Holdings	14,299	19,115

MultiChoice Group *	658	5,488

Naspers, Cl N	1,374	195,102

Netcare	49,850	56,446

Redefine Properties ‡	99,210	49,505

Remgro	4,291	49,204

Sappi	9,469	24,314

Standard Bank Group	449	5,155

Tiger Brands	2,842	40,364

Tongaat Hulett * (B) (C) (D)	13,500	11,802

Vodacom Group	2,011	17,548

Wilson Bayly Holmes-Ovcon	15,832	147,921

Woolworths Holdings	11,784	44,834

		2,603,704

SOUTH KOREA — 2.9%

Amorepacific	607	100,171

BGF retail	370	56,607

Celltrion *	2,027	348,446

Cheil Worldwide	3,148	66,967

CJ Logistics *	370	50,088

CKD Bio	3,700	98,586

Cymechs	15,100	137,574

Daelim Industrial	502	39,264

Daewon San Up	3,484	16,470

Daihan Pharmaceutical	4,200	113,713

Daishin Securities	6,200	66,346

DB Insurance	988	42,884

Dongsuh	1,830	27,526

Dongwon Development	1,106	4,183

Douzone Bizon	2,077	131,034

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

SOUTH KOREA (continued)

Fila Korea	10,723	$530,874

GS Engineering & Construction	814	21,619

Hanmi Science ltd	393	14,728

Hanon Systems	6,330	63,112

Hanwha Chemical	3,004	42,215

HLB *	712	102,811

HwaSung Industrial	1,820	18,694

Hyundai Engineering & Construction	676	24,955

Hyundai Glovis	558	72,421

Hyundai Mobis	3,655	747,682

Hyundai Motor	5,641	591,518

Hyundai Steel	1,261	34,466

Industrial Bank of Korea	5,256	53,308

INTOPS	9,200	108,729

Kakao	1,140	138,648

Kangwon Land	3,282	88,436

KB Financial Group	22,393	807,414

KB Financial Group ADR	300	10,716

Kia Motors	10,904	398,784

Koh Young Technology	1,233	99,725

Kolmar Korea	743	30,750

Kolon Industries	936	38,013

Korea Electric Power	7,240	158,372

Korea Zinc	233	87,016

KT ADR	770	8,647

KT Hitel *	1,769	9,336

KT&G	13,098	1,125,790

Kumho Petrochemical	1,216	73,162

LG	2,445	145,845

LG Electronics	4,082	234,721

LG Household & Health Care	76	82,372

LG Uplus	15,645	180,863

Lotte Chemical	235	45,850

Lotte Chilsung Beverage	480	56,522

Macquarie Korea Infrastructure Fund	16,303	166,050

Maeil Dairy Industry	1,836	17,753

Medy-Tox	302	85,659

Meritz Fire & Marine Insurance	2,426	38,576

NAVER	2,570	362,267

NCSoft	199	88,258

NongShim	172	35,777

OCI	582	31,465

Orion	636	57,945

Ottogi	93	45,163

S&T Holdings	519	7,026

S-1, Cl 1	746	60,080

COMMON STOCK — continued

	Shares	Value

SOUTH KOREA (continued)

Samsung C&T	1,434	$123,254

Samsung Electronics	79,671	3,451,303

Samsung Fire & Marine Insurance	270	50,243

Samsung Life Insurance	992	60,196

Samsung SDS	2,521	436,617

Samsung Securities	736	21,255

Shinhan Financial Group	6,267	228,929

SK Holdings	397	88,207

SK Hynix	10,254	722,702

SK Innovation	1,489	204,770

SK Materials	408	64,245

SK Telecom	890	181,297

SK Telecom ADR	2,755	63,503

S-Oil	1,707	146,279

Tovis	11,300	71,775

Wins	6,000	66,784

Woongjin Coway	649	51,208

Woori Financial Group	6,791	68,584

Yuhan	307	59,239

		14,704,382

SPAIN — 0.6%

Aena SME	685	125,675

Amadeus IT Group, Cl A	3,747	277,237

Banco Bilbao Vizcaya Argentaria	21,589	113,721

Banco de Sabadell	63,095	69,230

Bankia	30,143	57,420

CaixaBank	13,160	37,648

Cellnex Telecom *	9,288	400,475

Ence Energia y Celulosa	17,100	67,323

Ferrovial	3,297	97,297

Grifols	7,874	253,620

Iberdrola	27,292	280,280

Industria de Diseno Textil	9,777	304,775

Masmovil Ibercom	9,078	209,784

Naturhouse Health SAU	19,700	41,086

Red Electrica	3,696	74,405

Repsol	17,086	280,123

Siemens Gamesa Renewable Energy	4,178	57,431

Telefonica	31,432	241,011

		2,988,541

SWEDEN — 1.8%

Assa Abloy, Cl B	6,651	157,739

Bilia, Cl A	98,100	983,469

Castellum	7,198	147,043

Elekta, Cl B	26,301	366,362

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

SWEDEN (continued)

Enea	5,400	$91,159

Essity, Cl B	48,362	1,509,106

Fabege	5,889	87,826

Hemfosa Fastigheter	4,300	44,288

Hennes & Mauritz, Cl B	9,185	191,915

Hexagon, Cl B	1,080	55,131

Hexpol	8,999	80,151

Holmen, Cl B	4,495	132,489

Husqvarna, Cl B	11,234	85,933

Lundin Petroleum	4,023	132,827

New Wave Group, Cl B	10,700	62,167

Nobia	18,500	118,024

Nordic Waterproofing Holding	8,300	80,802

Securitas, Cl B	12,255	195,964

Skanska, Cl B	2,585	55,016

Svenska Cellulosa SCA, Cl B	7,155	72,886

Svenska Handelsbanken, Cl A	12,595	126,084

Swedbank, Cl A	7,228	101,095

Swedish Match	1,482	69,559

Swedish Orphan Biovitrum *	3,879	61,425

Tele2, Cl B	15,460	221,036

Telefonaktiebolaget LM Ericsson, Cl B	306,695	2,679,535

Telia	43,435	190,956

Volvo, Cl B *	65,800	984,032

		9,084,019

SWITZERLAND — 2.1%

Alcon *	860	50,789

Autoneum Holding	600	67,207

Cie Financiere Richemont	7,465	587,211

Galenica *	3,607	215,543

Geberit	550	279,098

Givaudan	140	411,130

Helvetia Holding	850	119,250

Kuehne + Nagel International	939	151,677

Nestle	23,091	2,465,225

Novartis	4,302	375,428

Partners Group Holding	185	144,250

Roche Holding	11,070	3,330,538

Schindler Holding	591	144,500

SGS	98	255,108

Sika	2,062	354,292

Softwareone Holding *	1,106	20,180

STMicroelectronics	16,598	376,529

Swiss Re	996	104,295

Swisscom	581	296,831

COMMON STOCK — continued

	Shares	Value

SWITZERLAND (continued)

Tecan Group	957	$226,226

Vetropack Holding	40	108,464

VP Bank	700	109,275

Zehnder Group	2,100	91,536

Zurich Insurance Group	837	327,079

		10,611,661

TAIWAN — 2.1%

Accton Technology	15,000	89,437

Acer	115,000	67,246

Airtac International Group	7,431	101,918

Asia Vital Components	77,000	105,481

AU Optronics	87,000	22,293

Cathay Financial Holding	79,000	104,588

Chailease Holding	32,756	147,959

Cheng Shin Rubber Industry	33,000	51,873

Chia Chang	11,000	13,876

Chicony Electronics	19,477	60,593

Chipbond Technology	202,000	400,808

Chunghwa Telecom	87,000	320,100

Compal Electronics	69,000	41,254

CTBC Financial Holding	117,915	82,121

CTCI	39,000	52,401

Darfon Electronics	48,000	64,493

E.Sun Financial Holding	115,298	104,350

Eclat Textile	8,656	116,444

Far Eastern New Century	61,939	60,229

Far EasTone Telecommunications	5,000	11,991

First Financial Holding	56,168	41,239

Formosa Chemicals & Fibre	37,000	107,692

Formosa Petrochemical	27,000	85,948

Formosa Plastics	56,200	180,561

Gamania Digital Entertainment	3,000	5,706

Giant Manufacturing	60,145	446,536

Globe Union Industrial	133,000	73,184

Grand Pacific Petrochemical	130,000	78,579

Hiwin Technologies	10,691	91,842

Hon Hai Precision Industry	59,302	157,019

Hota Industrial Manufacturing	15,957	59,235

Jarllytec	66,000	152,856

King Slide Works	5,000	59,871

Largan Precision	903	132,600

Makalot Industrial	7,569	42,270

MediaTek	96,000	1,286,707

Mega Financial Holding	75,683	74,339

Nanya Technology	266,000	611,685

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

TAIWAN (continued)

Novatek Microelectronics	175,000	$1,126,788

Parade Technologies	4,466	86,414

Powertech Technology	25,000	78,842

President Chain Store	13,566	135,479

Realtek Semiconductor	9,000	66,967

Ruentex Industries	17,400	41,842

Simplo Technology	15,000	138,467

St. Shine Optical	3,000	46,960

Standard Foods	31,000	62,529

Taiwan Cooperative Financial Holding	55,649	38,299

Taiwan Semiconductor Manufacturing	29,000	284,374

Taiwan Semiconductor Manufacturing ADR	18,066	932,748

Tong Yang Industry	26,000	40,571

TTY Biopharm	15,000	39,520

Unimicron Technology	32,000	49,565

Uni-President Enterprises	113,059	279,300

United Microelectronics	16,000	7,359

United Microelectronics ADR	71,433	161,439

Voltronic Power Technology	3,307	73,331

Walsin Lihwa	383,000	187,470

Wan Hai Lines	86,000	51,277

Win Semiconductors	30,135	314,808

Winbond Electronics	183,000	103,101

Yuanta Financial Holding	305,000	190,872

Zhen Ding Technology Holding	61,000	290,567

		10,536,213

THAILAND — 0.8%

Advanced Info Service (B)	24,340	184,596

Advanced Information Technology	63,300	40,250

Bangkok Bank	7,190	41,433

Bangkok Dusit Medical Services, Cl F (B)	159,617	126,869

Bangkok Expressway & Metro (B)	95,425	34,131

Bank of Ayudhya NVDR	24,000	25,236

Central Pattana (B)	37,000	78,424

Central Plaza Hotel (B)	44,700	40,710

CP ALL	28,900	74,655

CP ALL NVDR	91,975	237,590

Electricity Generating (B)	8,414	96,693

Fabrinet *	1,300	73,099

Hana Microelectronics	86,800	73,304

Home Product Center	156,100	88,919

Kasikornbank	6,500	29,922

Muramoto Electron Thailand NVDR (B)	2,028	10,746

Pruksa Holding	215,400	112,711

PTT (B)	62,100	93,063

COMMON STOCK — continued

	Shares	Value

THAILAND (continued)

PTT Exploration & Production NVDR	42,400	$169,207

Quality Houses	1,778,200	153,116

Sea ADR *	28,549	849,618

Siam Cement (B)	4,700	57,125

Susco	1,073,500	98,835

Thai Beverage	367,972	247,488

Thai Oil	19,000	43,103

Thai Rayon NVDR	35,469	35,827

Thai Wah	214,100	30,206

Thanachart Capital	386,500	678,407

Thanachart Capital NVDR	9,962	17,486

TMB Bank (B)	671,876	32,042

WHA NVDR	1,832,700	284,055

		4,158,866

TURKEY — 0.3%

Akbank T.A.S. *	160,711	194,239

Arcelik *	3,715	11,514

Enka Insaat ve Sanayi	68,300	68,931

Eregli Demir ve Celik Fabrikalari	109,570	125,338

KOC Holding	52,818	173,034

Migros Ticaret *	40,860	146,652

Pegasus Hava Tasimaciligi *	4,282	49,469

Trakya Cam Sanayii	118,252	60,809

Turkiye Garanti Bankasi *	112,873	181,631

Turkiye Is Bankasi, Cl C *	172,848	175,350

Turkiye Vakiflar Bankasi TAO, Cl D *	166,789	126,611

Yeni Gimat Gayrimenkul Ortakligi ‡	6,693	12,994

		1,326,572

UNITED ARAB EMIRATES — 0.1%

Abu Dhabi Commercial Bank PJSC	38,115	80,947

Network International Holdings *	37,888	265,514

		346,461

UNITED KINGDOM — 3.9%

3i Group	18,219	266,208

Aon	1,495	288,774

Ashmore Group	23,987	144,670

Ashtead Group	23,987	729,562

AstraZeneca	2,550	247,769

AVEVA Group	4,026	218,095

B&M European Value Retail	27,322	131,055

BAE Systems	158,560	1,183,465

Balfour Beatty	60,345	176,191

Barratt Developments	96,594	789,779

Barrick Gold	4,614	79,132

Berkeley Group Holdings	1,956	111,508

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

UNITED KINGDOM (continued)

BHP Group	8,766	$185,633

Biffa	40,500	133,778

BP	9,693	61,436

BT Group, Cl A	56,237	149,117

Bunzl	1,986	51,658

Carnival	1,327	53,149

Clinigen Group	15,527	167,139

Close Brothers Group	5,300	94,948

CNH Industrial	137,091	1,490,445

Coca-Cola European Partners	4,900	262,199

Compass Group	6,200	165,121

ConvaTec Group	34,901	89,130

Cranswick	1,618	65,056

Croda International	2,937	183,223

Dart Group	5,000	81,931

De La Rue	18,400	37,420

Devro	30,000	62,177

Diageo	25,880	1,060,859

Drax Group	127,099	488,646

easyJet	86,503	1,387,204

Endava ADR *	3,414	146,836

Entertainment One	18,365	132,387

Euromoney Institutional Investor	1,187	21,711

Ferguson	1,378	117,560

Ferrexpo	20,100	32,793

Flutter Entertainment	804	82,880

Fresnillo	2,494	22,937

GlaxoSmithKline	9,477	217,115

Globaltrans Investment GDR	9,203	78,685

Greggs	8,723	200,677

Halfords Group	17,600	36,112

Hammerson ‡	33,969	127,606

Headlam Group	10,500	65,558

Highland Gold Mining	36,000	94,758

Hon Hai Precision Industry GDR	40,976	211,846

HSBC Holdings	28,182	212,828

Imperial Brands	15,081	330,614

Inchcape	16,400	137,022

Informa	20,054	201,322

Intermediate Capital Group	8,368	161,075

International Personal Finance	32,400	55,819

Intertek Group	702	48,667

Kingspan Group	1,883	97,571

Land Securities Group ‡	14,286	173,951

Lloyds Banking Group	136,027	100,083

London Stock Exchange Group	1,189	107,104

COMMON STOCK — continued

	Shares	Value

UNITED KINGDOM (continued)

LSR Group PJSC GDR	1,827	$3,873

Marston’s	7,600	12,139

Merlin Entertainments	11,279	66,404

Micro Focus International	16,211	222,589

MMC Norilsk Nickel PJSC ADR	8,590	237,943

Mondi	1,941	40,142

National Express Group	23,100	133,575

National Grid	35,600	415,631

OneSavings Bank	25,700	119,846

Pearson	8,139	71,924

Petrofac	15,200	75,666

Pets at Home Group	39,800	106,307

Polyus PJSC GDR	2,539	149,420

QinetiQ Group	9,100	37,155

Reckitt Benckiser Group	2,668	206,116

Redrow	18,761	146,299

RELX	4,800	115,525

Rentokil Initial	31,007	182,550

Rio Tinto	3,856	200,495

Rolls-Royce Holdings	4,646	42,669

Ros Agro GDR	12,900	137,772

Segro ‡	17,481	191,161

Serco Group *	119,481	241,441

Severn Trent	5,915	172,779

Spirax-Sarco Engineering	1,745	179,136

St. James’s Place	4,859	65,522

Stagecoach Group	57,600	102,443

SThree	30,700	113,536

Stock Spirits Group	33,634	89,314

Subsea 7 *	12,501	116,906

Tate & Lyle	23,172	202,007

Tesco	252,234	768,474

Unilever	3,792	227,056

Vesuvius	20,449	105,796

Weir Group	11,818	206,129

Whitbread	1,246	65,545

		19,423,279

UNITED STATES — 42.6%

Communication Services — 5.0%

Activision Blizzard	3,800	212,914

Alphabet, Cl A *	3,739	4,706,653

AT&T	49,056	1,888,166

Boingo Wireless *	11,603	109,881

Cardlytics *	6,953	291,400

Cars.com *	4,300	48,633

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Communication Services (continued)

Charter Communications, Cl A *	1,088	$509,032

Comcast, Cl A	33,938	1,521,101

DHI Group *	23,000	83,260

DISH Network, Cl A *	3,485	119,814

Electronic Arts *	1,900	183,160

Entercom Communications, Cl A	23,000	80,040

Entravision Communications, Cl A	22,400	63,616

EverQuote, Cl A *	12,661	257,018

Facebook, Cl A *	34,584	6,628,024

Fluent *	15,300	35,649

Gannett	6,000	65,100

Liberty Media -Liberty Formula One, Cl C *	5,375	228,438

Nexstar Media Group, Cl A	4,305	418,833

Omnicom Group	2,100	162,099

QuinStreet *	11,290	144,851

Rosetta Stone *	9,036	173,130

Snap, Cl A *	56,536	851,432

TechTarget *	7,535	183,854

TEGNA	6,263	94,133

T-Mobile US *	27,155	2,244,632

Townsquare Media, Cl A	12,500	84,875

Twitter *	18,800	563,436

Verizon Communications	32,486	1,964,428

Viacom, Cl B	21,200	457,072

Walt Disney	5,423	704,556

		25,079,230

Consumer Discretionary — 4.5%

Abercrombie & Fitch, Cl A	6,300	101,997

Advance Auto Parts	767	124,622

Afya, Cl A *	3,294	88,938

Amazon.com *	2,241	3,981,495

American Eagle Outfitters	11,282	173,517

AutoZone *	226	258,630

BorgWarner	21,500	896,120

Carriage Services, Cl A	5,630	145,029

Carrols Restaurant Group *	12,633	90,073

Century Casinos *	17,032	125,866

Cheesecake Factory	2,059	86,046

Citi Trends	3,200	57,120

Conn’s *	2,200	53,218

Dave & Buster’s Entertainment	2,000	79,560

Designer Brands, Cl A	5,914	97,581

Dollar General	1,600	256,544

Flexsteel Industries	2,100	34,797

General Motors	22,300	828,668

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Consumer Discretionary (continued)

Genesco	3,500	$135,975

Genuine Parts	1,395	143,099

G-III Apparel Group *	3,665	92,028

Green Brick Partners *	11,463	115,433

Hasbro	1,305	126,990

Haverty Furniture	4,800	87,072

Hibbett Sports *	2,700	64,422

Hilton Grand Vacations *	6,330	219,841

Home Depot	5,497	1,289,486

Hooker Furniture	2,900	68,643

Kohl’s	13,900	712,514

Kura Sushi USA, Cl A *	6,441	118,836

La-Z-Boy, Cl Z	3,200	113,632

Leggett & Platt	2,627	134,765

LGI Homes *	2,159	169,438

Lowe’s	1,758	196,210

M/I Homes *	2,800	123,704

Marriott International, Cl A	5,364	678,814

MasterCraft Boat Holdings *	3,000	47,250

McDonald’s	9,317	1,832,654

Modine Manufacturing *	5,200	59,436

NIKE, Cl B	4,424	396,169

Ollie’s Bargain Outlet Holdings *	7,833	500,372

O’Reilly Automotive *	413	179,866

Penn National Gaming *	5,151	109,794

RCI Hospitality Holdings	3,400	63,750

Red Lion Hotels *	16,052	96,312

Rocky Brands	4,500	125,145

Ross Stores	2,720	298,303

Rubicon Project *	19,796	168,266

Ruth’s Hospitality Group	9,432	194,111

Shoe Carnival	2,600	86,294

Six Flags Entertainment	2,024	85,393

Sonic Automotive, Cl A	4,400	141,812

Starbucks	12,600	1,065,456

Tailored Brands *	5,200	24,128

Target	11,500	1,229,465

Taylor Morrison Home, Cl A *	18,700	468,435

TJX	3,820	220,223

Toll Brothers	24,000	954,480

TopBuild *	4,885	507,698

Unique Fabricating * (B)	11,800	27,612

Whirlpool	6,400	973,568

William Lyon Homes, Cl A *	5,900	114,165

Williams-Sonoma	2,477	165,439

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Consumer Discretionary (continued)

Winnebago Industries	2,200	$105,754

Yum China Holdings	457	19,423

Yum! Brands	1,857	188,875

ZAGG *	6,300	46,431

		22,566,802

Consumer Staples — 1.7%

Altria Group	5,996	268,561

B&G Foods	13,153	204,529

Church & Dwight	3,796	265,492

Clorox	2,323	343,084

Colgate-Palmolive	4,700	322,420

Estee Lauder, Cl A	2,837	528,448

Hormel Foods	6,488	265,294

Hostess Brands, Cl A	14,615	186,780

Ingles Markets, Cl A	2,200	86,746

John B Sanfilippo & Son	2,329	247,153

Kellogg	5,200	330,356

Kimberly-Clark	3,465	460,429

McCormick	2,433	390,959

Molson Coors Brewing, Cl B	17,800	938,416

PepsiCo	4,568	626,593

Primo Water *	10,495	126,937

Procter & Gamble	6,310	785,658

SpartanNash	6,000	78,570

Sysco	4,300	343,441

Village Super Market, Cl A	3,400	90,100

Walgreens Boots Alliance	19,858	1,087,821

Walmart	6,465	758,086

Weis Markets	900	34,641

		8,770,514

Energy — 1.4%

Amplify Energy	5,130	37,193

Arch Coal	700	55,223

Bonanza Creek Energy *	4,900	87,318

Callon Petroleum *	32,713	124,309

Carrizo Oil & Gas *	6,600	48,576

Chevron	6,824	792,539

CNX Resources *	10,800	91,044

Concho Resources	973	65,697

DHT Holdings	9,000	69,570

DMC Global	4,479	200,390

EOG Resources	6,900	478,239

ExxonMobil	18,943	1,279,979

Geopark *	6,100	111,264

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Energy (continued)

Golar LNG	1,200	$16,524

International Seaways *	4,020	101,063

Jagged Peak Energy *	17,902	126,925

Mammoth Energy Services *	1,300	2,080

Murphy Oil	7,011	144,637

NACCO Industries, Cl A	1,700	85,850

National Energy Services Reunited *	6,600	45,606

Occidental Petroleum	5,407	218,983

PDC Energy *	4,007	79,940

Penn Virginia *	2,377	56,573

Phillips 66	3,800	443,916

SilverBow Resources *	3,800	30,020

Smart Sand *	24,200	56,386

SRC Energy *	21,900	68,328

Unit *	500	1,020

Valero Energy	17,737	1,720,134

W&T Offshore *	9,600	38,688

World Fuel Services	2,581	107,808

WPX Energy *	17,555	175,199

		6,961,021

Financials — 6.0%

1st Constitution Bancorp	5,100	96,849

Aflac	8,510	452,391

AGNC Investment ‡	9,799	167,073

American Express	2,800	328,384

American National Bankshares	2,600	94,120

Ameriprise Financial	6,900	1,041,141

Ameris Bancorp	5,699	244,202

Annaly Capital Management ‡	10,848	97,415

Apollo Commercial Real Estate Finance ‡	3,800	69,540

Ares Commercial Real Estate ‡	10,900	168,950

Ashford *	55	1,316

Atlantic Capital Bancshares *	10,055	187,526

Atlantic Union Bankshares	9,180	338,375

Bank of Commerce Holdings	8,200	92,004

Banner	1,882	101,590

Bar Harbor Bankshares	6,100	152,805

BB&T	4,900	259,945

BCB Bancorp	6,700	86,430

Berkshire Hathaway, Cl B *	2,953	627,749

Berkshire Hills Bancorp	6,100	189,283

C&F Financial	2,000	101,720

Cadence BanCorp, Cl A	11,344	174,471

Capital One Financial	23,537	2,194,825

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Financials (continued)

CB Financial Services	2,400	$64,320

CenterState Bank	12,523	317,583

Central Pacific Financial	4,100	118,572

Chimera Investment ‡	15,413	312,267

Chubb	1,123	171,168

Cincinnati Financial	2,100	237,741

Citigroup	46,405	3,334,663

Citizens Financial Group	27,700	973,932

CME Group, Cl A	1,500	308,625

CNB Financial	6,400	200,128

Codorus Valley Bancorp	2,835	61,378

County Bancorp	600	13,194

Customers Bancorp *	9,800	231,084

Dime Community Bancshares	2,400	46,296

Enterprise Financial Services	5,981	261,968

Evans Bancorp	2,200	83,578

Everest Re Group	489	125,717

Exantas Capital ‡	7,700	90,552

Farmers National Banc	5,200	77,584

FB Financial	2,221	83,665

Federal Agricultural Mortgage, Cl C	2,400	203,256

Fidelity National Financial	3,028	138,803

Financial Institutions	5,900	185,437

First Bancorp, Maine	2,200	62,194

First Business Financial Services	2,700	65,664

First Choice Bancorp	1,000	22,360

First Commonwealth Financial	12,700	178,943

First Defiance Financial	5,100	157,692

First Financial	3,000	131,610

First Interstate BancSystem, Cl A	5,121	214,877

First Merchants	4,413	174,534

Flushing Financial	3,300	71,412

FNB	26,345	317,721

FS Bancorp	1,400	80,150

Globe Life	2,000	194,660

Hanmi Financial	6,400	123,200

Heritage Commerce	13,040	156,741

Heritage Insurance Holdings	24,744	329,590

Horizon Bancorp	2,941	53,688

Horizon Technology Finance, Cl C	5,700	71,193

Independent Bank	5,700	128,307

Independent Bank Group	1,459	78,013

Intercontinental Exchange	2,900	273,528

JPMorgan Chase	5,540	692,057

Kemper	2,773	199,323

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Financials (continued)

Lakeland Bancorp	7,035	$116,429

LCNB	4,100	74,128

Lincoln National	18,500	1,044,880

M&T Bank	1,000	156,530

Marsh & McLennan	2,500	259,050

Mercantile Bank	2,000	70,420

Meta Financial Group	10,058	318,436

Midland States Bancorp	6,800	182,240

MidWestOne Financial Group	6,400	208,608

Mortgage Investment Trust ‡	4,700	73,508

National Western Life Group, Cl A	300	81,780

New Mountain Finance	10,300	139,874

New Residential Investment ‡	17,494	277,105

New York Mortgage Trust ‡	23,700	148,362

Newtek Business Services	3,800	83,714

Northeast Bank	3,500	74,935

Northrim BanCorp	3,500	136,325

Oaktree Specialty Lending	16,700	86,339

OneMain Holdings, Cl A	12,081	483,240

OP Bancorp	10,800	105,840

Pacific Premier Bancorp	6,462	218,125

Parke Bancorp	3,700	88,948

PennantPark Investment	17,000	102,850

Peoples Bancorp	2,100	68,691

People’s Utah Bancorp	5,075	147,682

Pinnacle Financial Partners	3,641	214,164

PNC Financial Services Group	2,200	322,740

Preferred Bank	8,197	436,982

Premier Financial Bancorp	5,400	95,850

Primerica	1,710	215,768

Republic Bancorp, Cl A	1,000	44,470

Riverview Bancorp	8,900	63,991

S&P Global	6,199	1,599,280

Sandy Spring Bancorp	6,100	210,450

Selective Insurance Group	2,439	168,584

Shore Bancshares	4,300	67,123

Sierra Bancorp	2,500	68,100

Southern National Bancorp of Virginia	10,000	158,400

Stifel Financial	3,254	182,159

Summit Financial Group	1,700	43,282

TCF Financial	3,524	139,515

THL Credit	17,800	123,710

Triumph Bancorp *	6,309	204,727

Umpqua Holdings	9,971	157,741

United Community Financial	7,800	88,842

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Financials (continued)

Universal Insurance Holdings	6,200	$168,082

US Bancorp	6,115	348,677

Wells Fargo	22,800	1,177,164

WesBanco	4,300	161,637

West Bancorporation	2,700	63,396

Wintrust Financial	2,267	144,680

		30,104,625

Health Care — 5.7%

AbbVie	6,715	534,178

Acadia Healthcare *	3,133	93,959

Addus HomeCare *	2,723	229,304

Albireo Pharma *	1,707	31,357

Allergan	272	47,902

Alphatec Holdings *	23,122	159,079

Amgen	6,100	1,300,825

Amneal Pharmaceuticals *	14,400	44,352

ANI Pharmaceuticals *	5,821	454,678

Antares Pharma *	41,271	138,671

Anthem	1,041	280,112

ArQule *	10,500	106,155

Axogen *	7,167	89,122

Axonics Modulation Technologies *	2,309	57,079

Axsome Therapeutics *	2,994	72,096

Becton Dickinson	958	245,248

BioCryst Pharmaceuticals *	10,823	21,646

Biogen	3,400	1,015,614

BioLife Solutions *	9,041	153,787

BioSpecifics Technologies *	2,418	117,104

BioTelemetry *	3,493	137,484

Bristol-Myers Squibb	22,839	1,310,273

Cara Therapeutics *	4,079	84,680

Catasys *	11,000	171,710

Celgene *	7,568	817,571

Centene *	7,280	386,422

Cigna	2,414	430,802

Codexis *	6,431	86,947

Corbus Pharmaceuticals Holdings *	6,417	33,176

Corcept Therapeutics *	10,000	145,900

CryoLife *	7,145	160,405

CryoPort *	17,037	239,029

Cymabay Therapeutics	7,001	31,435

CytoSorbents	16,105	76,499

Danaher	3,089	425,726

DaVita *	25,846	1,514,576

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Health Care (continued)

Dicerna Pharmaceuticals *	5,991	$98,792

Eagle Pharmaceuticals *	4,000	250,800

Edwards Lifesciences *	1,607	383,077

Eli Lilly	3,763	428,794

Emergent BioSolutions *	3,505	200,346

Exact Sciences *	7,631	663,897

Fluidigm *	16,947	83,379

FONAR *	6,698	136,170

Gilead Sciences	3,600	229,356

HCA Healthcare	13,362	1,784,362

Henry Schein *	2,260	141,442

Homology Medicines *	3,152	41,386

Icad *	17,557	120,441

Innoviva *	12,300	142,926

Intellia Therapeutics *	6,600	82,401

Intuitive Surgical *	1,685	931,721

Jazz Pharmaceuticals	6,200	778,906

Johnson & Johnson	5,200	686,608

Joint *	10,361	197,584

Kadmon Holdings *	15,199	43,925

Kindred Biosciences *	9,571	78,195

Krystal Biotech *	1,300	53,391

Kura Oncology *	5,209	78,031

Lannett	13,200	156,948

Lantheus Holdings *	3,200	66,720

Medpace Holdings *	5,862	431,619

Medtronic	4,676	509,216

Merck	10,227	886,272

Mesa Laboratories	826	188,122

NanoString Technologies *	3,638	82,219

National HealthCare	800	65,744

NeoGenomics *	12,828	294,146

NuVasive *	2,980	210,209

OptimizeRx *	9,981	129,753

OrthoPediatrics *	6,191	239,468

Owens & Minor	6,600	44,418

Patterson	5,052	86,541

Pfizer	41,447	1,590,321

Pro-Dex * (B)	2,200	29,370

Progenics Pharmaceuticals *	10,127	53,774

Protagonist Therapeutics *	4,178	56,194

Quanterix *	8,463	176,454

Quotient *	16,168	129,829

Ra Pharmaceuticals *	3,314	155,990

RadNet *	11,999	187,424

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Health Care (continued)

Stemline Therapeutics *	4,984	$49,840

Supernus Pharmaceuticals *	2,500	69,475

Surmodics *	4,969	236,077

Syneos Health, Cl A *	4,469	224,120

Tabula Rasa HealthCare *	4,898	249,504

Tactile Systems Technology *	4,021	182,634

Thermo Fisher Scientific	1,795	542,054

Tivity Health *	5,233	84,827

Twist Bioscience *	2,614	62,265

UnitedHealth Group	6,498	1,642,045

Vanda Pharmaceuticals *	5,677	76,696

Veracyte *	12,390	284,103

Vericel *	7,133	113,201

Viking Therapeutics *	8,874	57,415

Vocera Communications *	6,104	121,592

Voyager Therapeutics *	3,888	59,836

ZIOPHARM Oncology *	19,981	84,320

Zynex *	17,455	161,284

		28,952,872

Industrials — 3.4%

ACCO Brands	17,300	158,295

ADT	17,352	134,304

Air Transport Services Group *	4,660	97,441

Alaska Air Group	3,006	208,707

Allied Motion Technologies	3,142	118,956

Allison Transmission Holdings	18,600	811,146

AMETEK	3,600	329,940

ARC Document Solutions *	25,300	34,408

Arconic	38,100	1,046,607

Atkore International Group *	16,549	574,250

Atlas Air Worldwide Holdings *	2,200	48,246

Boeing	1,300	441,883

CAI International *	5,100	121,227

CBIZ *	8,408	230,127

CH Robinson Worldwide	3,709	280,549

Columbus McKinnon	7,639	286,615

Cornerstone Building Brands *	13,400	83,750

CRA International	2,717	133,812

CSX	4,900	344,323

Cubic	1,597	117,763

Cummins	5,600	965,888

Ducommun *	5,360	265,749

EMCOR Group	2,315	203,048

Equifax	1,700	232,407

Expeditors International of Washington	3,900	284,466

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Industrials (continued)

FedEx	3,600	$549,576

Fortive	2,250	155,250

General Dynamics	1,500	265,200

Gibraltar Industries *	3,066	163,203

GMS *	6,800	203,728

Hawaiian Holdings	6,000	171,660

Honeywell International	2,627	453,762

Hub Group, Cl A *	3,928	179,902

Hurco	1,867	64,953

Interface, Cl A	4,200	69,846

Kadant	3,008	273,127

Kelly Services, Cl A	6,400	153,664

Kforce	1,100	45,001

Knoll	7,000	187,180

LiqTech International *	21,703	157,130

Lockheed Martin	3,046	1,147,367

Matson	800	30,544

Meritor *	10,400	229,112

Miller Industries	2,300	82,685

MYR Group *	4,780	164,480

Northrop Grumman	800	281,984

NV5 Global *	4,547	329,339

Park-Ohio Holdings	2,200	67,672

Quad	4,800	21,744

Quanta Services	6,014	252,889

Raytheon	1,222	259,321

Roper Technologies	433	145,903

SkyWest	5,264	313,471

Spartan Motors	8,390	146,573

Stanley Black & Decker	1,900	287,527

Sterling Construction *	12,653	205,548

Timken	2,076	101,724

TrueBlue *	3,200	73,280

Union Pacific	2,084	344,819

United Airlines Holdings	10,600	962,904

United Technologies	1,864	267,633

Universal Logistics Holdings	6,400	120,672

Vectrus *	5,900	269,689

Verisk Analytics, Cl A	300	43,410

Wabash National	10,500	149,730

Waste Management	1,400	157,094

		17,104,203

Information Technology — 9.4%

ACM Research, Cl A *	11,436	143,979

Adesto Technologies *	19,575	179,307

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Information Technology (continued)

Adobe *	6,049	$1,681,199

Agilysys *	7,987	201,192

Airgain *	9,713	110,437

Amphenol, Cl A	3,000	300,990

Apple	21,033	5,232,169

Applied Materials	16,200	879,012

Atlassian, Cl A *	8,212	991,927

Automatic Data Processing	1,930	313,104

AVX	7,220	110,610

Bel Fuse, Cl B	2,400	35,304

Belden	1,991	102,098

Benchmark Electronics	3,900	132,210

Brightcove *	17,607	167,443

Cabot Microelectronics	859	129,812

CACI International, Cl A	915	204,731

Cerence *	4,936	76,508

Cirrus Logic	2,342	159,162

Cisco Systems	34,647	1,646,079

Corning	15,800	468,154

Dell Technologies, Cl C *	7,100	375,519

Digital Turbine *	37,313	260,818

EchoStar, Cl A *	29,627	1,155,453

Fidelity National Information Services	3,100	408,456

Fiserv *	2,261	239,982

FormFactor *	10,448	228,080

Global Payments	2,392	404,679

Globant *	918	85,613

Hackett Group	8,506	143,836

HP	42,300	734,751

Ichor Holdings *	5,833	169,799

Intel	20,300	1,147,559

International Business Machines	1,200	160,476

inTEST *	7,900	37,920

Iteris *	21,105	113,123

KEMET	7,100	154,354

Key Tronic *	4,800	28,656

Kimball Electronics *	4,100	60,926

KLA	4,494	759,666

Kulicke & Soffa Industries	3,900	92,605

Lam Research	3,300	894,432

Mastercard, Cl A	7,857	2,174,896

MAXIMUS	1,523	116,875

Methode Electronics	4,917	169,145

Micron Technology *	11,676	555,194

Microsoft	43,512	6,238,315

MKS Instruments	1,740	188,303

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Information Technology (continued)

MobileIron *	25,580	$160,131

Model N *	9,979	297,274

Motorola Solutions	2,128	353,929

Napco Security Technologies *	6,975	211,761

NetSol Technologies *	7,600	39,596

Nuance Communications *	6,079	99,209

NVIDIA	7,096	1,426,438

ON Semiconductor	40,800	832,320

Onto Innovation *	1,206	38,833

Oracle	23,265	1,267,710

Pagseguro Digital, Cl A *	2,774	102,860

Paychex	4,831	404,065

PayPal Holdings *	6,749	702,571

Paysign *	8,619	92,913

PC Connection	1,500	73,260

Perficient *	3,973	155,742

Photronics *	10,193	120,277

Plexus *	1,765	130,504

Progress Software	3,362	134,077

QAD, Cl A	4,095	190,336

Qorvo	23,138	1,870,939

QUALCOMM	4,021	323,449

salesforce.com *	11,825	1,850,494

ScanSource *	4,000	129,200

ServiceNow *	4,481	1,107,972

ShotSpotter *	2,374	47,955

SMART Global Holdings *	3,600	106,920

StoneCo, Cl A *	3,200	117,728

SYNNEX	2,200	259,028

Tech Data *	1,229	149,324

Twilio, Cl A *	8,083	780,494

Upland Software *	6,585	246,806

Verint Systems *	3,629	164,720

VeriSign *	1,393	264,698

Visa, Cl A	13,626	2,437,146

Vishay Precision Group *	2,800	95,340

Wayside Technology Group	5,374	77,386

Xperi	2,700	54,824

Zix *	23,265	153,782

		47,436,869

Materials — 2.1%

Advanced Emissions Solutions	11,200	154,896

AdvanSix *	4,600	104,696

Air Products & Chemicals	1,818	387,707

Ball	18,953	1,326,141

CF Industries Holdings	22,401	1,015,885

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Materials (continued)

Constellium, Cl A *	16,982	$226,370

Eastman Chemical	2,600	197,704

Ecolab	1,584	304,239

Ferro	6,160	68,561

Friedman Industries	9,300	64,448

HB Fuller	1,087	53,046

Huntsman	27,200	601,936

International Flavors & Fragrances	73	8,907

International Paper	2,700	117,936

Kaiser Aluminum	1,578	168,972

Koppers Holdings	8,641	277,376

Kraton *	6,000	134,520

Linde	2,932	581,562

LyondellBasell Industries, Cl A	12,100	1,085,370

Martin Marietta Materials	1,100	288,101

Materion	4,969	282,438

Mercer International	9,400	114,680

Packaging Corp of America	1,500	164,190

PPG Industries	2,294	287,025

Schnitzer Steel Industries, Cl A	6,100	130,174

Sherwin-Williams	2,729	1,561,861

US Concrete *	2,831	147,948

Verso *	5,900	86,376

Vulcan Materials	1,600	228,592

Warrior Met Coal	2,800	54,544

Wheaton Precious Metals	7,557	212,125

		10,438,326

Real Estate — 2.3%

Acadia Realty Trust ‡	9,841	275,351

American Tower, Cl A ‡	3,200	697,856

Ashford Hospitality Trust ‡	14,400	39,312

AvalonBay Communities ‡	1,739	378,511

Boston Properties ‡	2,209	303,075

Braemar Hotels & Resorts ‡	6,500	59,995

CBRE Group, Cl A *	19,300	1,033,515

City Office ‡	7,900	106,966

Crown Castle International ‡	15,020	2,084,626

Equinix ‡	794	450,023

Equity Residential ‡	4,985	441,970

Essential Properties Realty Trust ‡	9,361	240,203

Franklin Street Properties ‡	9,800	84,280

Gladstone Commercial ‡	3,100	73,036

Global Medical ‡	6,800	82,280

Global Net Lease ‡	3,600	70,128

Independence Realty Trust ‡	26,344	405,698

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Real Estate (continued)

Industrial Logistics Properties Trust ‡	5,500	$116,820

Iron Mountain ‡	4,505	147,764

Jernigan Capital ‡	14,575	276,779

Kite Realty Group Trust ‡	8,100	144,342

National Storage Affiliates Trust ‡	7,880	269,260

Pebblebrook Hotel Trust ‡	7,304	187,786

Preferred Apartment Communities, Cl A ‡	8,900	127,448

PS Business Parks ‡	1,221	220,452

Public Storage ‡	1,400	312,004

QTS Realty Trust, Cl A ‡	5,509	295,227

Rexford Industrial Realty ‡	9,155	440,264

Sabra Health Care ‡	10,654	262,088

Simon Property Group ‡	2,746	413,767

Summit Hotel Properties ‡	7,900	96,854

Ventas ‡	4,300	279,930

VEREIT ‡	58,000	570,720

Welltower ‡	5,400	489,726

		11,478,056

Utilities — 1.1%

Ameren	1,847	143,512

American Electric Power	3,937	371,613

AquaVenture Holdings *	11,303	221,765

Black Hills	1,986	156,556

CMS Energy	3,900	249,288

Consolidated Edison	3,400	313,548

Dominion Energy	9,579	790,747

DTE Energy	1,829	232,868

Duke Energy	2,711	255,539

Exelon	15,414	701,183

IDACORP	2,230	239,993

New Jersey Resources	2,608	113,709

NextEra Energy	700	166,838

Portland General Electric	2,934	166,886

South Jersey Industries	5,037	161,990

Southern	6,898	432,229

Spire	2,141	179,972

TerraForm Power, Cl A	9,517	161,599

WEC Energy Group	3,066	289,430

Xcel Energy	4,722	299,894

		5,649,159

		214,541,677

Total Common Stock (Cost $405,891,668)		476,441,384

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

REGISTERED INVESTMENT COMPANY — 3.7%

	Shares/ Number of Warrants	Value

EXCHANGE TRADED FUND — 3.7%

iShares Russell 2000 Growth Index Fund

Total Exchange Traded Fund (Cost $18,928,017)	93,988	$18,657,558

PREFERRED STOCK — 0.2%

BRAZIL — 0.2%

Banco Bradesco, 3.260% *	600	5,277

Banco do Estado do Rio Grande do Sul, 0.274%	57,800	322,832

Cia Paranaense de Energia, 1.019%	22,700	314,817

Itausa - Investimentos Itau, 0.168%	24,817	84,776

Lojas Americanas, 0.075%	14,793	73,993

Telefonica Brasil, 0.908%	18,372	243,112

		1,044,807

CHILE — 0.0%

Embotelladora Andina, Cl B, 2.220%	8,387	24,202

GERMANY — 0.0%

STO & KGaA, 0.247%	800	87,440

SOUTH AFRICA — 0.0%

Absa Bank, 36.851%	223	10,921

SOUTH KOREA — 0.0%

CJ (E) *	78	4,083

LG Chemical, 2.840%	358	52,925

LG Household & Health Care, 1.430%	106	67,329

		124,337

Total Preferred Stock (Cost $887,070)		1,291,707

WARRANTS* — 0.0%

MAYLAYSIA — 0.0%

Paramount, Expires 07/31/24, 1.79% (B)	43,120	1,857

SINGAPORE — 0.0%
Ezion Holdings, Expires 04/16/23, 0.28% (B) (D)	102,720	—

Total Warrants (Cost $—)		1,857

RIGHTS* — 0.0%

	Number of Rights	Value

TAIWAN — 0.0%

Cathay Financial Holding, Expires 11/27/19 (B)

Total Rights (Cost $—)	2,717	$472

Total Investments in Securities — 98.5% (Cost $425,706,755)		$496,392,978

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2019, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	12/18/19	CHF	561,000	USD	573,268	$2,302
Brown Brothers Harriman	12/18/19	USD	573,487	CHF	561,000	(2,521)
Brown Brothers Harriman	01/31/20	AUD	551,500	USD	379,195	(1,861)
State Street	11/15/19	USD	418,331	EUR	381,000	7,009
State Street	11/15/19	EUR	3,516,400	USD	3,961,731	36,100
State Street	01/10/20	GBP	604,800	USD	744,859	(40,533)

						$496

Percentages are based on net assets of $504,132,277.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Security considered Master Limited Partnership. At October 31, 2019, these securities amounted to $2,597,136 or 0.5% of Net Assets.
(B)	Securities considered illiquid. The total value of such securities as of October 31, 2019 was $1,134,492 and represented 0.2% of the Net Assets of the Fund.
(C)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2019, was $57,944 and represented 0.0% of Net Assets.
(D)	Level 3 security in accordance with fair value hierarchy.
(E)	There’s currently no stated rate.

AUD — Australian Dollar

ADR — American Depositary Receipt

CHF — Swiss Franc

Cl — Class

EUR — Euro

GBP— British Pound

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

LP — Limited Partnership

NVDR — Non-Voting Depositary Receipt

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2019

The following is a list of the inputs used as of October 31, 2019, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3 †	Total
Common Stock
Argentina	$279,605	$—	$—	$279,605
Australia	7,828,190	—	—	7,828,190
Austria	729,516	—	—	729,516
Belgium	2,448,693	—	—	2,448,693
Bermuda	2,597,136	—	—	2,597,136
Brazil	4,862,986	—	—	4,862,986
Canada	10,360,362	—	—	10,360,362
Chile	728,189	—	—	728,189
China	25,819,232	19,640	—	25,838,872
Colombia	348,689	—	—	348,689
Denmark	3,271,276	—	—	3,271,276
Egypt	244,918	18,245	—	263,163
Finland	1,724,217	—	—	1,724,217
France	14,543,346	—	—	14,543,346
Germany	13,970,457	—	—	13,970,457
Greece	326,205	—	—	326,205
Hong Kong	13,158,762	100,675	46,067	13,305,504
Hungary	847,887	—	—	847,887
India	8,152,847	—	—	8,152,847
Indonesia	2,115,206	42,611	—	2,157,817
Ireland	4,040,399	—	—	4,040,399
Israel	2,532,295	—	—	2,532,295
Italy	7,223,305	—	—	7,223,305
Japan	25,063,849	—	—	25,063,849
Malaysia	2,168,043	6,077	—	2,174,120
Mexico	2,616,568	8,067	—	2,624,635
Netherlands	14,293,160	—	—	14,293,160
New Zealand	716,476	—	—	716,476
Norway	1,416,527	—	—	1,416,527
Panama	336,047	—	—	336,047
Peru	106,592	22,768	—	129,360
Philippines	930,219	—	—	930,219
Poland	1,993,537	—	—	1,993,537
Portugal	594,416	—	75	594,491
Puerto Rico	309,576	—	—	309,576
Russia	4,746,748	—	—	4,746,748
Saudi Arabia	819,206	—	—	819,206
Singapore	1,587,102	—	—	1,587,102
South Africa	2,547,147	44,755	11,802	2,603,704
South Korea	14,704,382	—	—	14,704,382
Spain	2,988,541	—	—	2,988,541
Sweden	9,084,019	—	—	9,084,019
Switzerland	10,611,661	—	—	10,611,661
Taiwan	10,536,213	—	—	10,536,213
Thailand	3,404,467	754,399	—	4,158,866
Turkey	1,326,572	—	—	1,326,572
United Arab Emirates	346,461	—	—	346,461
United Kingdom	19,423,279	—	—	19,423,279
United States	214,484,695	56,982	—	214,541,677

Total Common Stock	475,309,221	1,074,219	57,944	476,441,384

Registered Investment Company	18,657,558	—	—	18,657,558
Preferred Stock
Brazil	1,044,807	—	—	1,044,807
Chile	24,202	—	—	24,202
Germany	87,440	—	—	87,440
South Africa	10,921	—	—	10,921
South Korea	124,337	—	—	124,337

Total Preferred Stock	1,291,707	—	—	1,291,707

Warrants	—	1,857	—	1,857
Rights	—	472	—	472

Total Investments in Securities	$495,258,486	$1,076,548	$57,944	$496,392,978

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts * Unrealized Appreciation	$—	$45,411	$—	$45,411
Unrealized Depreciation	—	(44,915)	—	(44,915)

Total Other Financial Instruments	$—	$496	$—	$496

*	Forwards contracts are valued at the unrealized appreciation (depreciation) on the instrument.

†	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 instruments at the beginning and/or end of the year in relation to net assets.

For the year ended October 31, 2019, there were transfers between Level 1 and Level 3 assets in the amount of $57,944 due to pricing restrictions implemented by the Adviser.

Amounts designated as $— are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

Sector Weightings (unaudited) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

MORTGAGE-BACKED SECURITIES — 26.9%

	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS — 24.7%

FHLMC

5.000%, 10/01/48	$1,381,735	$1,477,367

4.500%, 10/01/48	3,748,678	3,961,308

4.000%, 01/01/49	3,340,260	3,538,595

3.500%, 07/01/49	14,273,409	14,971,842

3.000%, 03/01/47	5,738,304	5,888,911

2.500%, 11/01/31	1,296,298	1,313,885

FHLMC Multifamily Structured Pass-Through Certificates, Ser 1511, Cl A2

3.470%, 03/25/31	580,000	649,249

FHLMC Multifamily Structured Pass-Through Certificates, Ser K058, Cl A2

2.653%, 08/25/26	30,000	31,126

FHLMC Multifamily Structured Pass-Through Certificates, Ser K062, Cl A2

3.413%, 12/25/26	65,000	70,756

FHLMC Multifamily Structured Pass-Through Certificates, Ser K063, Cl A2

3.430%, 01/25/27 (A)	70,000	76,025

FHLMC Multifamily Structured Pass-Through Certificates, Ser K069, Cl A2

3.187%, 09/25/27 (A)	15,000	16,107

FHLMC Multifamily Structured Pass-Through Certificates, Ser K071, Cl A2

3.286%, 11/25/27	15,000	16,197

FHLMC Multifamily Structured Pass-Through Certificates, Ser K072, Cl A2

3.444%, 12/25/27	100,000	109,099

FHLMC Multifamily Structured Pass-Through Certificates, Ser K073, Cl A2

3.350%, 01/25/28	80,000	86,766

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS (continued)

FHLMC Multifamily Structured Pass-Through Certificates, Ser K074, Cl A2

3.600%, 01/25/28	$155,000	$170,951

FHLMC Multifamily Structured Pass-Through Certificates, Ser K081, Cl A2

3.900%, 08/25/28 (A)	275,000	310,353

FHLMC Multifamily Structured Pass-Through Certificates, Ser K082, Cl A2

3.920%, 09/25/28 (A)	90,000	101,754

FHLMC Multifamily Structured Pass-Through Certificates, Ser K084, Cl A2

3.780%, 10/25/28 (A)	130,000	145,775

FHLMC Multifamily Structured Pass-Through Certificates, Ser K158, Cl A3

3.900%, 10/25/33 (A)	240,000	276,244

FHLMC Multifamily Structured Pass-Through Certificates, Ser K727, Cl A2

2.946%, 07/25/24	155,000	160,453

FHLMC, Ser 2016-4639, Cl HZ

3.250%, 04/15/53	421,325	456,054

FHLMC, Ser 2018-4818, Cl CA

3.000%, 04/15/48	266,734	271,633

FNMA

5.000%, 06/01/48	636,888	681,690

4.500%, 06/01/46	5,334,281	5,644,666

4.000%, 03/01/47	6,871,747	7,206,085

3.820%, 11/01/30	300,000	341,055

3.500%, 07/01/49	5,538,099	5,770,132

3.450%, 05/01/34	220,000	241,215

3.260%, 09/01/24	472,246	499,461

3.210%, 11/01/37	309,264	332,263

3.201%, 09/01/27	216,347	231,239

3.170%, 02/01/30	247,840	267,415

3.110%, 02/01/28	215,000	230,233

3.020%, 06/01/28	241,353	255,100

3.010%, 04/01/28	215,000	229,013

3.000%, 10/01/46	9,115,980	9,328,467

2.960%, 04/01/27	197,251	208,053

2.950%, 11/01/27	270,000	285,481

2.900%, 12/01/27	75,000	78,847

2.880%, 12/01/27	50,000	52,565

2.780%, 05/01/28	213,616	223,794

2.710%, 12/01/27	182,010	189,994

2.500%, 12/01/42	763,000	758,139

2.500%, 11/01/26	2,984,952	2,993,871

2.000%, 01/01/24	696,375	692,274

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS (continued)

FNMA TBA

5.000%, 12/01/37	$25,000	$26,756

3.000%, 11/15/42	3,489,000	3,541,240

2.500%, 11/25/27	2,800,000	2,830,078

FNMA, Ser 2015-M17, Cl A2

2.937%, 11/25/25 (A)	90,000	93,906

FNMA, Ser 2016-M4, Cl A2

2.576%, 03/25/26	145,000	149,066

FNMA, Ser 2017-M14, Cl A2

2.876%, 11/25/27 (A)	240,000	251,877

FNMA, Ser 2017-M15, Cl A2

2.959%, 09/25/27 (A)	40,000	42,251

FNMA, Ser 2017-M3, Cl A2

2.483%, 12/25/26 (A)	110,000	112,858

FNMA, Ser 2017-M7, Cl A2

2.961%, 02/25/27 (A)	85,000	89,675

FNMA, Ser 2018-38, Cl PA

3.500%, 06/25/47	215,689	223,519

FNMA, Ser 2018-57, Cl QA

3.500%, 05/25/46	296,463	304,182

FNMA, Ser 2018-86, Cl JA

4.000%, 05/25/47	235,412	242,968

FNMA, Ser 2018-94, Cl KD

3.500%, 12/25/48	146,122	151,447

FNMA, Ser 2018-M1, Cl A2

3.085%, 12/25/27 (A)	65,000	68,806

FNMA, Ser 2018-M10, Cl A2

3.497%, 07/25/28 (A)	25,000	27,129

FNMA, Ser 2018-M2, Cl A2

2.902%, 01/25/28 (A)	160,000	167,629

FNMA, Ser 2018-M7, Cl A2

3.052%, 03/25/28 (A)	100,000	106,095

FNMA, Ser 2018-M8, Cl A2

3.325%, 06/25/28 (A)	55,000	59,465

FNMA, Ser M12, Cl A2

2.885%, 05/25/29 (A)	500,000	529,471

GNMA

5.000%, 04/20/47	496,013	530,192

4.500%, 08/20/48	1,084,838	1,141,681

4.421%, 10/20/65 (A)	328,519	333,356

4.336%, 04/20/63 (A)	429,523	435,830

4.000%, 09/20/48	1,261,629	1,319,719

3.500%, 06/20/46	3,088,943	3,209,408

3.000%, 10/20/46	1,795,708	1,843,705

GNMA TBA

4.000%, 11/01/35	280,000	291,156

3.500%, 12/15/41	2,531,000	2,624,957

3.000%, 11/01/42	2,075,000	2,135,951

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS (continued)

GNMA, Ser 2015-H13, Cl FG

2.489%, VAR ICE LIBOR USD 1 Month+0.400%, 04/20/65	$57,725	$57,583

GNMA, Ser 2018-124, Cl NW

3.500%, 09/20/48	225,879	233,897

		94,017,355

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.2%

Alternative Loan Trust, Ser 2005-56, Cl 1A1

2.553%, VAR ICE LIBOR USD 1 Month+0.730%, 11/25/35	521,824	536,531

American Home Mortgage Investment Trust, Ser 2005-1, Cl 6A

4.059%, VAR ICE LIBOR USD 6 Month+2.000%, 06/25/45	324,162	332,402

BAMLL Commercial Mortgage Securities Trust, Ser 2018-PARK, Cl A

4.227%, 08/10/38 (A) (B)	185,000	208,694

BANK, Ser BN22, Cl A4

2.978%, 11/15/62	150,000	156,323

BBCMS Trust, Ser 2013-TYSN, Cl A2

3.756%, 09/05/32 (B)	110,000	110,966

BB-UBS Trust, Ser 2012-TFT, Cl A

2.892%, 06/05/30 (B)	360,000	359,954

BCAP Trust, Ser 2015-RR5, Cl 1A3

2.963%, 08/26/36 (A) (B)	294,229	289,777

Bear Stearns Mortgage Funding Trust, Ser 2006-AR4, Cl A1

2.033%, VAR ICE LIBOR USD 1 Month+0.210%, 12/25/36	534,261	550,791

Bear Stearns Mortgage Funding Trust, Ser 2007-AR5, Cl 1A1A

1.993%, VAR ICE LIBOR USD 1 Month+0.170%, 06/25/47	443,012	431,316

CALI Mortgage Trust, Ser 2019-101C, Cl A

3.957%, 03/10/29	120,000	134,281

CIM Trust, Ser 2017-2, Cl A1

4.032%, VAR ICE LIBOR USD 1 Month+2.000%, 12/25/57 (B)	451,842	455,116

Citigroup Commercial Mortgage Trust, Ser GC43, Cl A4

3.038%, 11/10/52	185,000	193,213

Citigroup Mortgage Loan Trust, Ser 2005-3, Cl 2A4

4.390%, 08/25/35 (A)	321,089	301,388

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (continued)

COMM Mortgage Trust, Ser UBS5, Cl A4

3.838%, 09/10/47	$310,000	$331,085

DC Office Trust, Ser MTC, Cl A

2.965%, 09/15/45 (B)	115,000	119,169

GS Mortgage Securities Trust, Ser 2012-ALOH, Cl A

3.551%, 04/10/34 (B)	110,000	113,184

HarborView Mortgage Loan Trust, Ser 2006-10, Cl 1A1A

2.046%, VAR ICE LIBOR USD 1 Month+0.200%, 11/19/36	550,646	514,272

Hudson Yards Mortgage Trust, Ser 2019-30HY, Cl A

3.228%, 07/10/39 (B)	115,000	122,344

JPMBB Commercial Mortgage Securities Trust, Ser C18, Cl A3

3.578%, 02/15/47	104,699	106,120

JPMBB Commercial Mortgage Securities Trust, Ser C22, Cl A4

3.801%, 09/15/47	180,000	192,831

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-OSB, Cl A

3.397%, 06/05/39 (B)	110,000	118,046

OBX Trust, Ser 2018-EXP1, Cl 1A3

4.000%, 04/25/48 (A) (B)	114,225	116,049

One Bryant Park Trust, Ser OBP, Cl A

2.516%, 09/15/54 (B)	145,000	144,791

Sequoia Mortgage Trust, Ser 2017-CH2, Cl A10

4.000%, 12/25/47 (A) (B)	46,548	46,925

Sequoia Mortgage Trust, Ser 2018-CH1, Cl A1

4.000%, 02/25/48 (A) (B)	73,584	75,038

Sequoia Mortgage Trust, Ser 2018-CH3, Cl A2

4.000%, 08/25/48 (A) (B)	166,962	170,344

SFAVE Commercial Mortgage Securities Trust, Ser 5AVE, Cl A1

3.872%, 01/05/43 (A) (B)	105,000	111,971

Structured Adjustable Rate Mortgage Loan Trust, Ser 2004-12, Cl 2A

4.147%, 09/25/34 (A)	239,012	239,237

Structured Asset Mortgage Investments II Trust, Ser 2007-AR3, Cl 2A1

2.013%, VAR ICE LIBOR USD 1 Month+0.190%, 09/25/47	516,935	514,508

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS (continued)

UBS-Citigroup Commercial Mortgage Trust, Ser C1, Cl AS

5.154%, 01/10/45 (B)	$265,000	$278,049

VNDO Mortgage Trust, Ser 2013-PENN, Cl A

3.808%, 12/13/29 (B)	115,000	116,502

WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR15, Cl A1A1

2.083%, VAR ICE LIBOR USD 1 Month+0.260%, 11/25/45	472,633	462,579

WaMu Mortgage Pass-Through Certificates Trust, Ser 2005-AR2, Cl 1A1A

2.153%, VAR ICE LIBOR USD 1 Month+0.330%, 01/25/45	402,072	398,598

Wells Fargo Mortgage-Backed Securities Trust, Ser 2004-DD, Cl 1A1

5.006%, 01/25/35 (A)	136,479	143,999

		8,496,393

Total Mortgage-Backed Securities (Cost $101,018,216)		102,513,748

CORPORATE OBLIGATIONS — 24.8%

COMMUNICATION SERVICES — 1.9%

AT&T

5.450%, 03/01/47	70,000	84,583

5.250%, 03/01/37	340,000	400,168

4.850%, 03/01/39	156,000	176,824

4.800%, 06/15/44	375,000	417,597

4.750%, 05/15/46	25,000	27,756

4.500%, 03/09/48	60,000	64,169

4.350%, 06/15/45	10,000	10,592

3.900%, 03/11/24	250,000	265,639

3.600%, 07/15/25	250,000	263,531

Bharti Airtel International Netherlands BV

5.350%, 05/20/24 (B)	235,000	247,373

CBS

2.900%, 01/15/27	250,000	249,628

CCO Holdings

5.375%, 06/01/29 (B)	44,000	46,970

Colombia Telecomunicaciones ESP

5.375%, 09/27/22 (B)	200,000	202,100

Comcast

3.150%, 02/15/28	250,000	262,316

2.650%, 02/01/30	110,000	111,065

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

COMMUNICATION SERVICES (continued)

CSC Holdings

5.500%, 05/15/26 (B)	$200,000	$210,750

Intelsat Jackson Holdings

9.750%, 07/15/25 (B)	109,000	113,107

8.500%, 10/15/24 (B)	43,000	43,331

Level 3 Financing

5.375%, 05/01/25	44,000	45,485

4.625%, 09/15/27 (B)	23,000	23,402

NBCUniversal Enterprise

5.250%, 06/19/67 (B)	170,000	174,675

Northwestern Mutual Life

3.625%, 09/30/59 (B)	90,000	93,194

Ooredoo International Finance MTN

3.250%, 02/21/23 (B)	200,000	203,300

Prosus

6.000%, 07/18/20 (B)	355,000	362,810

4.850%, 07/06/27 (B)	200,000	219,500

Qwest

7.250%, 09/15/25	65,000	74,533

Sprint Spectrum

5.152%, 03/20/28 (B)	250,000	272,173

3.360%, 09/20/21 (B)	100,000	100,625

TEGNA

6.375%, 10/15/23	60,000	61,725

Telefonica Emisiones

5.462%, 02/16/21	210,000	219,081

Time Warner Cable

5.875%, 11/15/40	200,000	228,574

5.500%, 09/01/41	100,000	110,262

4.500%, 09/15/42	195,000	195,162

T-Mobile USA

6.000%, 03/01/23	93,000	94,860

6.000%, 04/15/24	45,000	46,687

4.500%, 02/01/26	30,000	30,938

0.000%, 01/15/24 (C)	45,000	—

0.000%, 03/01/25 (C)	45,000	—

0.000%, 01/15/26 (C)	30,000	—

Verizon Communications

5.250%, 03/16/37	250,000	314,895

4.500%, 08/10/33	185,000	215,982

4.272%, 01/15/36	250,000	282,900

3.125%, 03/16/22	150,000	154,403

Vodafone Group

5.250%, 05/30/48	150,000	174,746

4.875%, 06/19/49	163,000	183,223

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

COMMUNICATION SERVICES (continued)

Walt Disney

3.700%, 10/15/25 (B)	$250,000	$271,902

		7,352,536

CONSUMER DISCRETIONARY — 2.2%

Alimentation Couche-Tard

3.550%, 07/26/27 (B)	165,000	171,034

Amazon.com

4.250%, 08/22/57	270,000	330,612

3.875%, 08/22/37	250,000	284,265

American Honda Finance MTN

1.700%, 09/09/21	1,000,000	997,314

Cargill

3.250%, 05/23/29 (B)	500,000	536,146

Churchill Downs

5.500%, 04/01/27 (B)	44,000	46,640

4.750%, 01/15/28 (B)	40,000	41,400

Daimler Finance North America

2.200%, 10/30/21 (B)	175,000	175,674

2.000%, 07/06/21 (B)	1,115,000	1,113,075

eG Global Finance

6.750%, 02/07/25 (B)	58,000	58,000

El Puerto de Liverpool

3.875%, 10/06/26 (B)	390,000	398,292

Ford Motor Credit

8.125%, 01/15/20	225,000	227,410

5.875%, 08/02/21	170,000	178,350

5.750%, 02/01/21	445,000	460,574

5.596%, 01/07/22	458,000	482,388

3.336%, 03/18/21	200,000	201,142

2.881%, 10/12/21	180,000	177,529

2.343%, 11/02/20	130,000	129,656

General Motors

5.000%, 04/01/35	170,000	173,432

General Motors Financial

3.200%, 07/13/20	225,000	226,407

2.650%, 04/13/20	180,000	180,253

Georgetown University

5.215%, 10/01/18	50,000	69,026

4.315%, 04/01/49	50,000	61,694

Home Depot

3.900%, 06/15/47	250,000	288,351

Hyundai Capital America MTN

3.000%, 10/30/20 (B)	260,000	261,270

Lowe’s

4.050%, 05/03/47	250,000	266,696

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY (continued)

Reynolds American

5.850%, 08/15/45	$255,000	$283,525

SACI Falabella

3.750%, 04/30/23 (B)	200,000	204,518

Toyota Motor

2.358%, 07/02/24	105,000	106,810

Whirlpool MTN

4.850%, 06/15/21	140,000	146,075

Whirlpool

4.750%, 02/26/29	135,000	151,978

		8,429,536

CONSUMER STAPLES — 2.5%

Altria Group

4.400%, 02/14/26	90,000	97,067

Anheuser-Busch

4.900%, 02/01/46	115,000	137,950

4.700%, 02/01/36	78,000	90,567

Anheuser-Busch InBev Finance

4.700%, 02/01/36	250,000	290,280

2.625%, 01/17/23	750,000	767,205

Archer-Daniels-Midland

2.500%, 08/11/26	250,000	253,614

Bacardi

5.300%, 05/15/48 (B)	310,000	349,140

4.700%, 05/15/28 (B)	65,000	71,146

Bayer US Finance II

4.375%, 12/15/28 (B)	250,000	271,284

Bunge Finance

3.250%, 08/15/26	250,000	249,931

Campbell Soup

3.300%, 03/15/21	190,000	193,120

CK Hutchison International 16

2.750%, 10/03/26 (B)	200,000	199,848

Clorox

3.900%, 05/15/28	250,000	275,830

ERAC USA Finance

2.700%, 11/01/23 (B)	1,000,000	1,015,609

Kraft Heinz Foods

5.000%, 06/04/42	235,000	246,094

4.875%, 10/01/49 (B)	175,000	180,656

3.750%, 04/01/30 (B)	330,000	337,284

Kroger

5.400%, 01/15/49	120,000	142,424

2.650%, 10/15/26	250,000	251,117

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER STAPLES (continued)

PepsiCo

4.000%, 05/02/47	$250,000	$296,367

Post Holdings

5.500%, 12/15/29 (B)	98,000	103,312

Procter & Gamble

3.500%, 10/25/47	250,000	285,961

Providence St. Joseph Health Obligated Group

3.744%, 10/01/47	175,000	193,038

2.746%, 10/01/26	335,000	342,922

Rite Aid

6.125%, 04/01/23 (B)	110,000	93,643

Shire Acquisitions Investments Ireland

2.875%, 09/23/23	500,000	510,299

Spectrum Brands

5.750%, 07/15/25	40,000	41,700

Stanford Health Care

3.795%, 11/15/48	250,000	282,996

Sysco

3.250%, 07/15/27	250,000	262,657

Walgreen

4.400%, 09/15/42	220,000	225,072

Walgreens Boots Alliance

3.450%, 06/01/26	250,000	259,176

Walmart

4.750%, 10/02/43	500,000	644,441

2.650%, 12/15/24	400,000	414,344

		9,376,094

ENERGY — 2.1%

Antero Resources

5.625%, 06/01/23	15,000	10,519

5.125%, 12/01/22	41,000	30,699

5.000%, 03/01/25	117,000	77,220

Canadian Natural Resources

3.850%, 06/01/27	50,000	52,909

Chevron

2.566%, 05/16/23	450,000	460,017

CNPC General Capital

3.950%, 04/19/22 (B)	200,000	207,437

ConocoPhillips

4.150%, 11/15/34	250,000	279,309

CrownRock

5.625%, 10/15/25 (B)	18,000	17,596

Dolphin Energy

5.500%, 12/15/21 (B)	200,000	211,964

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY (continued)

Energy Transfer Operating

6.050%, 06/01/41	$345,000	$389,100

5.875%, 01/15/24	50,000	55,515

5.500%, 06/01/27	80,000	89,818

4.050%, 03/15/25	200,000	209,986

EOG Resources

2.625%, 03/15/23	406,000	414,200

EQM Midstream Partners

4.125%, 12/01/26	275,000	250,904

Gulfport Energy

6.375%, 05/15/25	14,000	8,470

Kinder Morgan

5.625%, 11/15/23 (B)	400,000	444,569

Kinder Morgan Energy Partners

5.800%, 03/15/35	200,000	234,479

Matador Resources

5.875%, 09/15/26	33,000	31,639

Nabors Industries

5.100%, 09/15/23	155,000	118,575

Occidental Petroleum

3.000%, 02/15/27	250,000	247,881

2.600%, 08/13/21	150,000	150,942

Parsley Energy

5.375%, 01/15/25 (B)	61,000	62,798

Petroleos Mexicanos

7.690%, 01/23/50 (B)	105,000	114,097

6.625%, 06/15/35	60,000	61,113

6.500%, 01/23/29	295,000	307,685

Petroleos Mexicanos MTN

6.750%, 09/21/47	230,000	228,850

Phillips 66

4.300%, 04/01/22	500,000	528,274

Plains All American Pipeline

4.650%, 10/15/25	140,000	149,601

QEP Resources

5.250%, 05/01/23	15,000	14,250

Range Resources

5.000%, 03/15/23	105,000	90,825

4.875%, 05/15/25	80,000	64,200

Rockies Express Pipeline

6.875%, 04/15/40 (B)	40,000	42,204

5.625%, 04/15/20 (B)	180,000	183,023

Ruby Pipeline

6.500%, 04/01/22 (B)	183,712	190,077

Saudi Arabian Oil Company MTN

4.375%, 04/16/49 (B)	200,000	217,142

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY (continued)

Shell International Finance BV

1.750%, 09/12/21	$500,000	$499,603

SM Energy

6.125%, 11/15/22	85,000	80,962

5.625%, 06/01/25	40,000	33,901

5.000%, 01/15/24	5,000	4,425

Sunoco Logistics Partners Operations

5.400%, 10/01/47	85,000	91,326

Targa Resources Partners

6.875%, 01/15/29 (B)	20,000	21,625

TC PipeLines

4.650%, 06/15/21	400,000	412,019

Thaioil Treasury Center MTN

4.875%, 01/23/43 (B)	200,000	241,122

TransMontaigne Partners

6.125%, 02/15/26	23,000	22,030

Transocean Guardian

5.875%, 01/15/24 (B)	93,450	93,450

Transocean Pontus

6.125%, 08/01/25 (B)	54,290	54,154

Transocean Poseidon

6.875%, 02/01/27 (B)	55,000	55,455

Transocean Proteus

6.250%, 12/01/24 (B)	27,750	27,819

Transportadora de Gas Internacional ESP

5.550%, 11/01/28 (B)	200,000	231,250

USA Compression Partners

6.875%, 09/01/27 (B)	27,000	27,000

Valaris

5.750%, 10/01/44	80,000	32,400

WPX Energy

5.750%, 06/01/26	18,000	18,090

		8,194,518

FINANCIALS — 6.2%

Ally Financial

3.750%, 11/18/19	235,000	235,141

American Express

2.500%, 07/30/24	215,000	218,211

American Express Credit MTN

2.700%, 03/03/22	750,000	762,957

Ardonagh Midco

3 8.625%, 07/15/23 (B)	200,000	188,500

Banco Santander Chile

3.875%, 09/20/22 (B)	180,000	186,300

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS (continued)

Bangkok Bank MTN

4.050%, 03/19/24 (B)	$405,000	$430,474

Bank of America MTN

3.970%, 03/05/29	500,000	544,342

3.559%, 04/23/27	470,000	496,490

3.499%, 05/17/22	400,000	408,419

3.300%, 01/11/23	500,000	518,390

Bank of America

3.004%, 12/20/23	70,000	71,605

2.738%, 01/23/22	185,000	186,443

Bank of Montreal MTN

3.100%, 04/13/21	140,000	142,512

Bank of New York Mellon MTN

3.500%, 04/28/23	500,000	525,197

Barclays

2.875%, 06/08/20	410,000	411,173

Bayer US Finance II

4.625%, 06/25/38 (B)	100,000	109,493

BB&T MTN

3.750%, 12/06/23	500,000	530,681

Berkshire Hathaway Finance

4.200%, 08/15/48	250,000	294,171

Capital One

2.250%, 09/13/21	500,000	501,859

2.150%, 09/06/22	250,000	249,913

Capital One Bank USA

3.375%, 02/15/23	500,000	515,151

Cielo USA

3.750%, 11/16/22 (B)	115,714	116,148

Citigroup

3.980%, 03/20/30	250,000	272,526

2.700%, 03/30/21	560,000	565,481

Discover Bank

4.250%, 03/13/26	250,000	270,227

Farmers Insurance Exchange

8.625%, 05/01/24 (B)	315,000	379,315

Fifth Third Bancorp

3.950%, 03/14/28	250,000	274,255

Goldman Sachs Bank USA NY

2.595%, 05/24/21	125,000	125,126

Goldman Sachs Group

6.750%, 10/01/37	115,000	156,478

3.750%, 05/22/25	500,000	530,121

3.272%, 09/29/25	190,000	196,447

2.600%, 04/23/20	340,000	340,954

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS (continued)

Goldman Sachs Group MTN

6.000%, 06/15/20	$55,000	$56,357

HSBC Holdings

4.300%, 03/08/26	250,000	272,596

Huntington Bancshares

2.625%, 08/06/24	205,000	208,354

Intercontinental Exchange

2.750%, 12/01/20	1,007,000	1,014,140

JPMorgan Chase

4.625%, 05/10/21	530,000	551,112

4.350%, 08/15/21	400,000	416,745

3.875%, 09/10/24	500,000	533,223

2.739%, 10/15/30	340,000	339,123

2.550%, 10/29/20	500,000	502,960

KeyCorp MTN

2.900%, 09/15/20	1,000,000	1,008,260

Lloyds Banking Group

4.344%, 01/09/48	330,000	349,431

2.907%, 11/07/23	315,000	319,401

2.858%, 03/17/23	200,000	202,124

MGM Growth Properties Operating Partnership

5.625%, 05/01/24	30,000	33,038

Morgan Stanley MTN

3.700%, 10/23/24	180,000	191,505

3.125%, 07/27/26	250,000	259,622

2.883%, 07/22/22	275,000	277,487

Morgan Stanley

2.800%, 06/16/20	650,000	653,167

National Rural Utilities Cooperative Finance

4.750%, 04/30/43	175,000	179,725

3.400%, 02/07/28	250,000	269,123

Nationwide Building Society MTN

3.622%, 04/26/23 (B)	200,000	205,585

Nationwide Mutual Insurance

4.409%, 12/15/24 (B)	400,000	399,079

Navient MTN

8.000%, 03/25/20	175,000	178,719

PNC Bank

3.100%, 10/25/27	250,000	263,363

Raymond James Financial

4.950%, 07/15/46	175,000	212,023

Santander UK Group Holdings

5.625%, 09/15/45 (B)	200,000	242,043

2.875%, 08/05/21	200,000	201,727

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS (continued)

Sumitomo Mitsui Financial Group

3.040%, 07/16/29	$200,000	$205,092

2.696%, 07/16/24	200,000	202,858

SunTrust Banks

4.000%, 05/01/25	250,000	271,698

Teachers Insurance & Annuity Association of America

4.375%, 09/15/54 (B)	350,000	366,193

Toronto-Dominion Bank MTN

2.650%, 06/12/24	265,000	271,213

U.S. Bancorp MTN

3.150%, 04/27/27	250,000	264,581

University of Pennsylvania

3.610%, 02/15/19	60,000	65,188

Wells Fargo MTN

2.406%, 10/30/25	300,000	300,254

Wells Fargo

3.069%, 01/24/23	500,000	509,810

Wells Fargo Bank

2.082%, 09/09/22	60,000	60,043

Westpac Banking

2.150%, 03/06/20	1,000,000	1,000,824

		23,612,286

HEALTH CARE — 2.8%

Abbott Laboratories

3.750%, 11/30/26	282,000	308,972

AbbVie

4.400%, 11/06/42	200,000	207,228

3.600%, 05/14/25	250,000	262,344

Aetna

2.800%, 06/15/23	225,000	228,472

Allergan Funding SCS

4.850%, 06/15/44	125,000	134,625

Allergan Sales

5.000%, 12/15/21 (B)	100,000	104,981

Amgen

4.400%, 05/01/45	390,000	438,750

3.625%, 05/15/22	500,000	517,411

Anthem

3.650%, 12/01/27	190,000	200,948

Bayer US Finance II

4.875%, 06/25/48 (B)	225,000	250,879

Becton Dickinson

2.894%, 06/06/22	125,000	127,446

2.404%, 06/05/20	125,000	125,323

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE (continued)

Biogen

2.900%, 09/15/20	$60,000	$60,478

Boston Scientific

3.450%, 03/01/24	500,000	524,888

Catalent Pharma Solutions

4.875%, 01/15/26 (B)	74,000	76,405

Celgene

5.000%, 08/15/45	250,000	318,340

3.875%, 08/15/25	250,000	270,526

CHS

8.625%, 01/15/24 (B)	18,000	18,315

8.000%, 03/15/26 (B)	23,000	22,483

Cigna

4.125%, 11/15/25	350,000	379,074

3.050%, 10/15/27 (B)	175,000	176,197

3.000%, 07/15/23 (B)	500,000	510,102

CVS Health

5.125%, 07/20/45	275,000	316,981

5.050%, 03/25/48	515,000	593,605

4.300%, 03/25/28	70,000	76,135

2.800%, 07/20/20	1,000,000	1,004,753

Eli Lilly

3.375%, 03/15/29	250,000	271,379

Encompass Health

4.750%, 02/01/30	57,000	58,781

Gilead Sciences

4.000%, 09/01/36	250,000	279,094

3.500%, 02/01/25	250,000	265,549

HCA

5.875%, 02/01/29	31,000	35,146

5.250%, 04/15/25	120,000	133,515

5.125%, 06/15/39	110,000	120,810

4.750%, 05/01/23	36,000	38,534

Johnson & Johnson

3.500%, 01/15/48	250,000	275,686

Medtronic

3.500%, 03/15/25	500,000	537,448

Molina Healthcare

5.375%, 11/15/22	35,000	36,925

4.875%, 06/15/25 (B)	8,000	8,130

Stryker

3.650%, 03/07/28	100,000	108,639

Teleflex

4.625%, 11/15/27	32,000	33,520

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE (continued)

Tenet Healthcare

5.125%, 11/01/27 (B)	$79,000	$82,160

4.875%, 01/01/26 (B)	47,000	48,645

UnitedHealth Group

4.750%, 07/15/45	170,000	207,676

Universal Health Services

4.750%, 08/01/22 (B)	230,000	232,588

WellCare Health Plans

5.375%, 08/15/26 (B)	47,000	49,996

Zimmer Biomet Holdings

2.914%, 03/19/21	190,000	190,016

Zoetis

3.250%, 02/01/23	385,000	397,646

		10,667,544

INDUSTRIALS — 3.2%

3M MTN

3.125%, 09/19/46	250,000	249,286

AerCap Ireland Capital DAC

4.500%, 05/15/21	190,000	196,541

3.950%, 02/01/22	200,000	206,923

Air Lease

3.500%, 01/15/22	180,000	185,108

2.125%, 01/15/20	150,000	149,976

Air Lease MTN

3.750%, 06/01/26	185,000	194,341

American Airlines Pass-Through Trust, Ser 2015-2, Cl AA

3.600%, 09/22/27	291,982	308,557

BAT Capital

4.758%, 09/06/49	145,000	144,838

4.540%, 08/15/47	15,000	14,507

2.789%, 09/06/24	380,000	378,061

Boeing

3.650%, 03/01/47	250,000	260,598

Burlington Northern Santa Fe

3.900%, 08/01/46	250,000	277,491

3.550%, 02/15/50	225,000	238,695

Clean Harbors

5.125%, 07/15/29 (B)	92,000	97,980

CNH Industrial Capital

4.375%, 04/05/22	120,000	125,466

Continental Airlines Pass-Through Trust , Ser 2000-1, Cl A

8.048%, 11/01/20	65,523	67,101

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS (continued)

Continental Airlines Pass-Through Trust , Ser 2012-2, Cl A

4.000%, 10/29/24	$199,332	$210,858

CSX

4.750%, 05/30/42	250,000	292,944

Eaton

3.103%, 09/15/27	300,000	312,545

2.750%, 11/02/22	500,000	510,925

Embraer Netherlands Finance BV

5.050%, 06/15/25	190,000	208,289

Equifax

7.000%, 07/01/37	20,000	26,199

3.300%, 12/15/22	55,000	56,691

FedEx

4.050%, 02/15/48	250,000	246,886

3.875%, 08/01/42	250,000	243,920

GATX

3.250%, 09/15/26	250,000	255,131

GE Capital International Funding Unlimited

4.418%, 11/15/35	860,000	907,685

2.342%, 11/15/20	545,000	544,660

General Dynamics

1.875%, 08/15/23	500,000	500,214

General Electric

4.125%, 10/09/42	20,000	20,415

General Electric MTN

5.500%, 01/08/20	255,000	256,545

5.300%, 02/11/21	35,000	36,268

4.625%, 01/07/21	240,000	246,320

IHS Markit

5.000%, 11/01/22 (B)	37,000	39,552

4.750%, 08/01/28	125,000	138,762

4.000%, 03/01/26 (B)	24,000	25,301

John Deere Capital MTN

2.600%, 03/07/24	50,000	51,308

Lockheed Martin

4.500%, 05/15/36	250,000	298,371

Matthews International

5.250%, 12/01/25 (B)	37,000	34,595

Mexico City Airport Trust

5.500%, 07/31/47 (B)	200,000	199,840

Molex Electronic Technologies

3.900%, 04/15/25 (B)	87,000	90,596

Norfolk Southern

4.450%, 06/15/45	250,000	290,827

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS (continued)

Northrop Grumman

3.250%, 01/15/28	$250,000	$262,191

Owens Corning

4.200%, 12/01/24	95,000	100,169

Park Aerospace Holdings

5.250%, 08/15/22 (B)	110,000	117,145

4.500%, 03/15/23 (B)	50,000	52,525

Republic Services

3.550%, 06/01/22	250,000	259,798

Reynolds Group Issuer

5.750%, 10/15/20	106,602	106,970

Ryder System MTN

2.500%, 09/01/24	115,000	115,920

Southwest Airlines

3.450%, 11/16/27	375,000	396,274

TTX MTN

3.900%, 02/01/45 (B)	400,000	438,188

Union Pacific

4.150%, 01/15/45	250,000	276,677

United Technologies

4.500%, 06/01/42	250,000	299,990

3.750%, 11/01/46	425,000	471,323

3.350%, 08/16/21	60,000	61,574

Waste Management

3.500%, 05/15/24	250,000	264,114

		12,363,974

INFORMATION TECHNOLOGY — 0.5%

Apple

2.200%, 09/11/29	190,000	186,873

2.050%, 09/11/26	190,000	189,277

Broadcom

3.000%, 01/15/22	115,000	116,488

Change Healthcare Holdings

5.750%, 03/01/25 (B)	57,000	58,322

Hewlett Packard Enterprise

6.200%, 10/15/35	160,000	192,341

3.600%, 10/15/20	195,000	197,617

Intel

2.875%, 05/11/24	500,000	520,374

Microchip Technology

4.333%, 06/01/23	95,000	100,518

Oracle

2.950%, 11/15/24	250,000	260,342

SS&C Technologies

5.500%, 09/30/27 (B)	33,000	35,310

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INFORMATION TECHNOLOGY (continued)

Texas Instruments

2.250%, 09/04/29	$60,000	$59,212

		1,916,674

MATERIALS — 1.0%

Air Liquide Finance

2.500%, 09/27/26 (B)	250,000	252,825

Albemarle

4.150%, 12/01/24	250,000	269,651

Amcor Finance USA

3.625%, 04/28/26 (B)	200,000	208,231

Berry Global

4.875%, 07/15/26 (B)	26,000	27,332

Braskem America Finance

7.125%, 07/22/41 (B)	280,000	330,750

Crown Americas

4.250%, 09/30/26	30,000	31,313

Freeport-McMoRan

3.550%, 03/01/22	337,000	340,791

Graphic Packaging International

4.750%, 07/15/27 (B)	35,000	37,013

International Flavors & Fragrances

5.000%, 09/26/48	160,000	185,563

International Paper

3.800%, 01/15/26	250,000	266,979

Koppers

6.000%, 02/15/25 (B)	50,000	49,848

LYB International Finance II BV

3.500%, 03/02/27	250,000	260,488

Methanex

5.250%, 03/01/22	180,000	187,708

5.250%, 12/15/29	180,000	184,002

OCP

5.625%, 04/25/24 (B)	200,000	219,284

Orbia Advance

6.750%, 09/19/42 (B)	205,000	239,134

Sealed Air

4.875%, 12/01/22 (B)	55,000	58,231

Sherwin-Williams

3.125%, 06/01/24	250,000	259,338

Silgan Holdings

4.750%, 03/15/25	80,000	81,800

Syngenta Finance

3.698%, 04/24/20 (B)	245,000	246,148

		3,736,429

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

REAL ESTATE — 0.6%

American Campus Communities Operating Partnership

3.625%, 11/15/27	$200,000	$210,589

American Tower

3.550%, 07/15/27	250,000	263,811

Boston Properties

3.200%, 01/15/25	250,000	259,957

ERP Operating

3.250%, 08/01/27	250,000	264,825

GLP Capital

5.375%, 04/15/26	150,000	164,948

5.300%, 01/15/29	215,000	237,702

4.000%, 01/15/30	90,000	91,032

SBA Communications

4.875%, 09/01/24	38,000	39,473

SL Green Operating Partnership

3.250%, 10/15/22	125,000	127,974

Ventas Realty

3.250%, 10/15/26	450,000	464,200

		2,124,511

UTILITIES — 1.8%

Acwa Power Management And Investments One

5.950%, 12/15/39 (B)	330,000	356,988

Baltimore Gas & Electric

3.500%, 08/15/46	250,000	259,314

Boston Gas

3.001%, 08/01/29 (B)	35,000	36,341

Connecticut Light & Power

4.000%, 04/01/48	250,000	293,895

Duke Energy Carolinas

4.250%, 12/15/41	500,000	577,559

3.750%, 06/01/45	290,000	318,040

Enel Americas

4.000%, 10/25/26	40,000	41,350

Enel Generacion Chile

4.250%, 04/15/24	45,000	47,068

Florida Power & Light

3.950%, 03/01/48	190,000	221,135

3.150%, 10/01/49	180,000	183,522

Georgia Power

4.300%, 03/15/43	250,000	274,572

ITC Holdings

3.650%, 06/15/24	204,000	215,022

Metropolitan Edison

4.000%, 04/15/25 (B)	400,000	424,338

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

UTILITIES (continued)

NextEra Energy Capital Holdings

2.767%, 05/04/21	$310,000	$310,366

2.750%, 11/01/29	250,000	251,468

NiSource

2.650%, 11/17/22	150,000	152,019

PacifiCorp

5.750%, 04/01/37	250,000	335,265

4.150%, 02/15/50	250,000	296,243

PNM Resources

3.250%, 03/09/21	190,000	192,612

PPL Electric Utilities

3.000%, 10/01/49	60,000	58,124

Public Service Electric & Gas MTN

4.000%, 06/01/44	500,000	555,721

Public Service of Colorado

4.100%, 06/15/48	250,000	291,314

Public Service of Oklahoma

4.400%, 02/01/21	300,000	307,987

Southern Gas Capital

2.450%, 10/01/23	400,000	403,156

Transelec

4.250%, 01/14/25 (B)	200,000	210,502

Virginia Electric & Power

4.450%, 02/15/44	250,000	295,626

2.875%, 07/15/29	30,000	30,917

		6,940,464

Total Corporate Obligations (Cost $91,063,049)		94,714,566

U.S. TREASURY OBLIGATIONS — 19.9%

U.S. Treasury Bonds

3.875%, 08/15/40	250,000	326,670

3.750%, 08/15/41	250,000	321,875

3.625%, 08/15/43	250,000	318,701

3.375%, 11/15/48	635,000	799,877

3.125%, 08/15/44	250,000	296,230

3.125%, 05/15/48	135,000	162,227

3.000%, 05/15/45	210,000	244,404

3.000%, 02/15/49	290,000	341,883

2.875%, 08/15/45	250,000	284,834

2.750%, 08/15/42	250,000	277,324

2.500%, 02/15/45	250,000	265,957

2.500%, 02/15/46	250,000	266,172

2.250%, 08/15/49	4,252,000	4,319,434

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value

U.S. Treasury Inflation Protected Securities

1.000%, 02/15/46	$877,052	$973,620

1.000%, 02/15/49	1,568,083	1,729,332

0.875%, 02/15/47	191,309	206,917

0.750%, 02/15/45	2,271,608	2,381,284

0.250%, 01/15/25	1,884,751	1,891,990

0.250%, 07/15/29	1,255,743	1,269,289

0.125%, 07/15/24	178,281	178,489

0.125%, 10/15/24	469,986	471,337

0.125%, 07/15/26	363,909	363,908

U.S. Treasury Notes

3.125%, 11/15/28	6,150,000	6,896,408

2.875%, 08/15/28	545,000	598,691

2.750%, 02/15/24	500,000	525,254

2.625%, 07/15/21	263,000	267,572

2.375%, 05/15/29	955,000	1,012,636

2.250%, 11/15/24	250,000	258,447

2.125%, 12/31/21	273,000	276,348

2.000%, 02/28/21	500,000	502,715

2.000%, 05/31/21	500,000	503,144

2.000%, 08/31/21	500,000	503,867

2.000%, 02/15/25	250,000	255,586

2.000%, 08/15/25	250,000	255,811

1.875%, 12/31/19	170,000	170,015

1.875%, 08/31/22	500,000	504,980

1.875%, 09/30/22	500,000	505,176

1.750%, 02/28/22	500,000	502,422

1.750%, 06/30/24	265,000	267,609

1.625%, 11/30/20	500,000	500,059

1.625%, 02/15/26	250,000	250,430

1.625%, 10/31/26	1,305,000	1,306,478

1.625%, 08/15/29	2,390,000	2,375,716

1.500%, 08/31/21	2,615,000	2,612,038

1.500%, 09/30/21	2,980,000	2,977,206

1.500%, 10/31/21	1,860,000	1,858,983

1.500%, 02/28/23	500,000	499,609

1.500%, 09/30/24	9,165,000	9,152,470

1.500%, 10/31/24	5,105,000	5,084,061

1.500%, 08/15/26	250,000	248,330

1.375%, 05/31/20	500,000	499,277

1.375%, 08/31/23	500,000	497,344

1.250%, 08/31/24	4,877,000	4,816,609

1.125%, 07/31/21	3,299,000	3,273,484

1.125%, 09/30/21	242,000	239,996

U.S. TREASURY OBLIGATIONS — continued

	Face Amount(1)		Value

United States Treasury Bills

1.936%, 11/21/19 (D)		$630,000	$629,467

1.894%, 12/26/19 (D)		112,000	111,737

1.707%, 12/10/19 (D)		690,000	688,895

1.703%, 11/19/19 (D)		1,630,000	1,628,757

1.672%, 01/09/20 (D)		3,625,000	3,614,352

1.656%, 12/03/19 (D)		885,000	883,789

1.631%, 01/16/20 (D)		665,000	662,845

Total U.S. Treasury Obligations (Cost $74,966,749)			75,910,367

SOVEREIGN DEBT — 19.8%

Argentina Bonar Bond

56.700%, VAR 30-35d Argentina BADLAR Private Banks+2.000%, 04/03/22	ARS	2,982,000	19,934

Argentina POM Politica Monetaria

72.606%, VAR Argentina Central Bank 7 Day Repo Rate0.000%, 06/21/20	ARS	1,095,600	8,135

Argentina Treasury Bills

378.720%, 02/26/20 (D)	ARS	891,500	7,183

324.217%, 03/11/20 (D)	ARS	68,600	530

115.959%, 04/08/20 (D)	ARS	239,990	2,439

94.572%, 08/27/20 (D)	ARS	1,028,800	9,671

70.377%, 05/13/20 (D)	ARS	1,268,700	16,510

28.804%, 10/29/20 (D)	ARS	3,783,700	33,687

74.853%, 05/28/20 (D)	ARS	657,600	7,175

0.000%, 04/28/20 (D)	ARS	10,794,400	150,631

0.000%, 11/28/19 (D)	ARS	740,300	3,803

0.000%, 12/12/19 (D)	ARS	600,000	2,921

0.000%, 03/30/20 (D)	ARS	29,813,400	427,595

0.000%, 07/29/20 (D)	ARS	8,138,000	90,304

Argentine Bonos del Tesoro

18.200%, 10/03/21	ARS	28,522,000	162,175

16.000%, 10/17/23	ARS	32,584,000	200,650

15.500%, 10/17/26	ARS	57,109,000	351,900

Argentine Republic Government International Bond

7.625%, 04/22/46		150,000	60,225

7.500%, 04/22/26		225,000	95,402

Bank of Thailand Bills

1.615%, 08/06/20 (D)	THB	7,960,000	260,767

1.600%, 03/12/20 (D)	THB	6,001,000	197,730

1.592%, 07/02/20 (D)	THB	6,780,000	222,413

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

SOVEREIGN DEBT — continued

	Face Amount(1)		Value

Bank of Thailand Bond

1.950%, 11/26/20	THB	43,938,000	$1,462,344

1.820%, 08/27/20	THB	40,931,000	1,359,196

1.770%, 03/27/20	THB	5,908,000	195,873

1.570%, 09/25/20	THB	21,621,000	716,657

Bonos de la Nacion Argentina con Ajuste por CER

4.000%, 03/06/20	ARS	83,000	997

Bonos De La Nacion Argentina En Moneda Dua

4.500%, 02/13/20		359,000	124,192

Brazil Letras do Tesouro Nacional

9.798%, 07/01/20 (D)	BRL	3,010,000	729,608

5.773%, 07/01/21 (D)	BRL	160,000	36,986

5.666%, 04/01/21 (D)	BRL	420,000	98,344

5.628%, 01/01/20 (D)	BRL	240,000	59,389

5.499%, 04/01/20 (D)	BRL	890,000	217,961

Brazil Notas do Tesouro Nacional

10.000%, 01/01/21	BRL	15,390,000	4,075,874

Brazil Notas do Tesouro Nacional, Ser F

10.000%, 01/01/27	BRL	24,640,000	7,419,033

Colombian TES

10.000%, 07/24/24	COP	971,000,000	344,505

7.750%, 09/18/30	COP	3,223,600,000	1,082,298

7.000%, 05/04/22	COP	75,000,000	23,263

Ghana Government International Bond

24.750%, 03/01/21	GHS	100,000	19,381

24.750%, 07/19/21	GHS	100,000	19,416

21.500%, 03/09/20	GHS	50,000	9,204

19.750%, 03/25/24	GHS	960,000	173,508

19.750%, 03/15/32	GHS	2,890,000	513,974

19.000%, 11/02/26	GHS	2,890,000	504,417

18.750%, 01/24/22	GHS	960,000	172,846

18.500%, 06/01/20	GHS	50,000	9,114

18.250%, 09/21/20	GHS	100,000	18,138

17.600%, 11/28/22	GHS	50,000	8,724

16.500%, 03/22/21	GHS	150,000	26,516

16.250%, 05/17/21	GHS	340,000	59,645

Indonesia Government International Bond

3.700%, 01/08/22 (B)		200,000	204,999

Indonesia Treasury Bond

9.000%, 03/15/29	IDR	2,485,000,000	200,062

8.375%, 03/15/24	IDR	9,460,000,000	4,542,631

8.375%, 09/15/26	IDR	6,383,000,000	3,610,051

SOVEREIGN DEBT — continued

	Face Amount(1)		Value

Japan Treasury Discount Bills

0.000%, 12/09/19 (D)	JPY	232,000,000	$2,148,681

0.000%, 12/16/19 (D)	JPY	334,500,000	3,098,111

0.000%, 01/14/20 (D)	JPY	166,800,000	1,545,177

0.000%, 01/20/20 (D)	JPY	127,000,000	1,176,534

0.000%, 01/27/20 (D)	JPY	181,000,000	1,676,880

0.000%, 02/03/20 (D)		135,900,000	1,259,094

0.000%, 03/10/20 (D)	JPY	54,800,000	507,833

0.000%, 04/10/20 (D)	JPY	20,000,000	185,377

0.000%, 12/10/19 (D)	JPY	141,000,000	1,305,886

Korea Monetary Stabilization Bond

2.140%, 06/02/20	KRW	710,000,000	612,966

1.715%, 05/09/20	KRW	680,000,000	585,479

Korea Treasury Bond

2.000%, 03/10/21	KRW	4,100,000,000	3,551,993

1.875%, 03/10/22	KRW	2,848,000,000	2,468,792

1.875%, 03/10/24	KRW	2,650,000,000	2,302,292

1.375%, 09/10/21	KRW	4,200,000,000	3,603,506

1.250%, 12/10/19	KRW	4,000,000,000	3,437,875

Mexican Bonos

10.000%, 12/05/24	MXN	1,420,000	84,551

8.000%, 06/11/20	MXN	5,510,000	288,471

8.000%, 12/07/23	MXN	4,070,000	222,401

7.250%, 12/09/21	MXN	83,400,000	4,394,211

6.500%, 06/10/21	MXN	15,720,000	815,374

6.500%, 06/09/22	MXN	62,150,000	3,227,057

5.750%, 03/05/26	MXN	9,600,000	474,957

Mexico Cetes

8.110%, 02/27/20 (D)	MXN	131,047,000	664,738

8.160%, 04/02/20 (D)	MXN	205,728,000	1,036,439

Norway Government Bond

3.750%, 05/25/21 (B)	NOK	14,826,000	1,673,782

3.000%, 03/14/24 (B)	NOK	3,821,000	446,481

2.000%, 05/24/23 (B)	NOK	4,988,000	556,672

Norway Treasury Bills

1.311%, 12/18/19 (B) (D)	NOK	630,000	68,406

1.242%, 06/17/20 (B) (D)	NOK	2,672,000	288,336

1.240%, 03/18/20 (B) (D)	NOK	1,135,000	122,864

1.186%, 09/16/20 (B) (D)	NOK	696,000	74,875

Oman Government International Bond

3.875%, 03/08/22 (B)		200,000	200,151

Qatar Government International Bond

3.875%, 04/23/23 (B)		200,000	210,957

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

SOVEREIGN DEBT — continued

	Face Amount(1)		Value

Saudi Government International Bond

3.250%, 10/26/26 (B)		385,000	$397,994

Uruguay Government International Bond

9.875%, 06/20/22 (B)	UYU	2,745,000	71,484

8.500%, 03/15/28 (B)	UYU	6,440,000	142,783

Total Sovereign Debt (Cost $83,460,352)			75,300,386

ASSET-BACKED SECURITIES — 4.0%

AUTOMOTIVE — 0.5%

Americredit Automobile Receivables Trust, Ser 2016-4, Cl B

1.830%, 12/08/21		403,293	403,003

Avis Budget Rental Car Funding AESOP, Ser 2014-2A, Cl A

2.500%, 02/20/21 (B)		120,000	120,044

Avis Budget Rental Car Funding AESOP, Ser 2017-1A, Cl A

3.070%, 09/20/23 (B)		215,000	220,017

Avis Budget Rental Car Funding AESOP, Ser 2019-1A, Cl A

3.450%, 03/20/23 (B)		100,000	102,682

CPS Auto Trust, Ser 2017-A, Cl B

2.680%, 05/17/21 (B)		1,874	1,874

Drive Auto Receivables Trust, Ser 2017-AA, Cl C

2.980%, 01/18/22 (B)		73,858	73,922

Santander Drive Auto Receivables Trust, Ser 2018-2, Cl B

3.030%, 09/15/22		9,790	9,814

Santander Drive Auto Receivables Trust, Ser 2018-2, Cl C

3.350%, 07/17/23		10,000	10,117

Santander Drive Auto Receivables Trust, Ser 2019-3, Cl A3

2.160%, 11/15/22		75,000	75,086

World Omni Auto Receivables Trust, Ser 2018-D, Cl A3

3.330%, 04/15/24		1,000,000	1,021,890

			2,038,449

CREDIT CARDS — 0.9%

Capital One Multi-Asset Execution Trust, Ser 2019-A1, Cl A1

2.840%, 12/15/24		1,000,000	1,022,294

ASSET-BACKED SECURITIES — continued

	Face Amount(1)	Value

CREDIT CARDS (continued)

Citibank Credit Card Issuance Trust, Ser 2014-A1, Cl A1

2.880%, 01/23/23	$1,000,000	$1,012,857

World Financial Network Credit Card Master Trust, Ser 2016-A, Cl A

2.030%, 04/15/25	405,000	405,183

World Financial Network Credit Card Master Trust, Ser 2019-B, Cl A

2.490%, 04/15/26	1,000,000	1,009,294

		3,449,628

MORTGAGE RELATED SECURITIES — 0.4%

Asset-Backed Funding Certificates, Ser 2016-OPT1, Cl A2

1.963%, VAR ICE LIBOR USD 1 Month+0.140%, 09/25/36	296,221	291,287

Centex Home Equity, Ser 2006-A, Cl AV4

2.073%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/36	167,097	166,907

Century Plaza Towers, Ser 2019-CPT, Cl A

2.865%, 11/13/39	105,000	108,148

First Franklin Mortgage Loan Trust, Ser 2006-FF10, Cl A4

1.973%, VAR ICE LIBOR USD 1 Month+0.150%, 07/25/36	71,066	71,038

Nomura Home Equity Trust, Ser 2006-HE1, Cl M1

2.233%, VAR ICE LIBOR USD 1 Month+0.410%, 02/25/36	315,999	317,155

NovaStar Mortgage Funding Trust, Ser 2007-2, Cl A1A

2.023%, VAR ICE LIBOR USD 1 Month+0.200%, 09/25/37	567,593	552,197

		1,506,732

OTHER ASSET-BACKED SECURITIES — 2.2%

Bayview Opportunity Master Fund IVa Trust, Ser 2017-RT5, Cl A

3.500%, 05/28/69 (A) (B)	96,765	98,935

Bayview Opportunity Master Fund IVb Trust, Ser 2017-SPL3, Cl A

4.000%, 11/28/53 (A) (B)	98,574	101,733

Bayview Opportunity Master Fund Trust, Ser 2017-SPL1, Cl A

3.500%, 10/28/64 (A) (B)	72,182	74,499

Coinstar Funding, Ser 2017-1A, Cl A2

5.216%, 04/25/47 (B)	258,375	268,565

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

ASSET-BACKED SECURITIES — continued

	Face Amount	Value

OTHER ASSET-BACKED SECURITIES (continued)

Invitation Homes Trust, Ser 2018-SFR2, Cl A

2.928%, VAR ICE LIBOR USD 1 Month+0.900%, 06/17/37 (B)	$326,362	$326,362

Navient Student Loan Trust, Ser 2014-2, Cl A

2.463%, VAR ICE LIBOR USD 1 Month+0.640%, 03/25/83	254,110	249,879

Navient Student Loan Trust, Ser 2014-3, Cl A

2.443%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/83	265,418	260,606

Navient Student Loan Trust, Ser 2014-4, Cl A

2.443%, VAR ICE LIBOR USD 1 Month+0.620%, 03/25/83	262,046	257,659

Navient Student Loan Trust, Ser 2017-1A, Cl A3

2.973%, VAR ICE LIBOR USD 1 Month+1.150%, 07/26/66 (B)	300,000	302,081

Navient Student Loan Trust, Ser 2017-3A, Cl A3

2.873%, VAR ICE LIBOR USD 1 Month+1.050%, 07/26/66 (B)	310,000	310,291

Nelnet Student Loan Trust, Ser 2008-3, Cl A4

3.782%, VAR ICE LIBOR USD 3 Month+1.650%, 11/25/24	179,550	179,212

Nelnet Student Loan Trust, Ser 2014-4A, Cl A2

2.773%, VAR ICE LIBOR USD 1 Month+0.950%, 11/25/48 (B)	300,000	295,873

Nelnet Student Loan Trust, Ser 2019-4A, Cl A

2.693%, VAR ICE LIBOR USD 1 Month+0.870%, 09/26/67 (B)	296,779	296,300

OneMain Financial Issuance Trust, Ser 2016-1A, Cl A

3.660%, 02/20/29 (B)	144,258	144,729

Planet Fitness Master Issuer, Ser 2018-1A, Cl A2I

4.262%, 09/05/48 (B)	183,150	186,983

SLM Student Loan Trust, Ser 2007-2, Cl B

2.110%, VAR ICE LIBOR USD 3 Month+0.170%, 07/25/25	370,000	336,197

ASSET-BACKED SECURITIES — continued

	Face Amount	Value

OTHER ASSET-BACKED SECURITIES (continued)

SLM Student Loan Trust, Ser 2007-7, Cl A4

2.270%, VAR ICE LIBOR USD 3 Month+0.330%, 01/25/22	$256,650	$250,031

SLM Student Loan Trust, Ser 2008-5, Cl A4

3.640%, VAR ICE LIBOR USD 3 Month+1.700%, 07/25/23	90,903	91,805

SLM Student Loan Trust, Ser 2008-6, Cl A4

3.040%, VAR ICE LIBOR USD 3 Month+1.100%, 07/25/23	373,231	370,892

SLM Student Loan Trust, Ser 2008-6, Cl B

3.790%, VAR ICE LIBOR USD 3 Month+1.850%, 07/26/83	320,000	316,004

SLM Student Loan Trust, Ser 2008-9, Cl A

3.440%, VAR ICE LIBOR USD 3 Month+1.500%, 04/25/23	140,392	141,274

SLM Student Loan Trust, Ser 2011-2, Cl A2

3.023%, VAR ICE LIBOR USD 1 Month+1.200%, 10/25/34	150,000	151,455

SLM Student Loan Trust, Ser 2012-1, Cl A3

2.773%, VAR ICE LIBOR USD 1 Month+0.950%, 09/25/28	246,646	243,775

SLM Student Loan Trust, Ser 2014-1, Cl A3

2.423%, VAR ICE LIBOR USD 1 Month+0.600%, 02/26/29	225,094	218,097

SLM Student Loan Trust, Ser 2014-3A, Cl A6A

2.490%, VAR ICE LIBOR USD 3 Month+0.550%, 10/25/64 (B)	330,000	324,425

Soundview Home Loan Trust, Ser 2005-2, Cl M5

2.813%, VAR ICE LIBOR USD 1 Month+0.990%, 07/25/35	427,144	430,337

Towd Point Mortgage Trust, Ser 2015-2, Cl 1A12

2.750%, 11/25/60 (A) (B)	145,816	146,614

Towd Point Mortgage Trust, Ser 2015-4, Cl M2

3.750%, 04/25/55 (A) (B)	195,000	204,354

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

ASSET-BACKED SECURITIES — continued

	Face Amount	Value

OTHER ASSET-BACKED SECURITIES (continued)

Towd Point Mortgage Trust, Ser 2017-1, Cl A1

2.750%, 10/25/56 (A) (B)	$395,871	$400,555

Verizon Owner Trust, Ser 2018-A, Cl B

3.380%, 04/20/23	1,000,000	1,028,440

Wachovia Student Loan Trust, Ser 2006-1, Cl A6

2.110%, VAR ICE LIBOR USD 3 Month+0.170%, 04/25/40 (B)	288,241	278,263

		8,286,225

Total Asset-Backed Securities (Cost $15,135,413)		15,281,034

MUNICIPAL BONDS — 1.5%

Arkansas — 0.1%

University of Arkansas, Ser S, RB

2.730%, 11/01/31	250,000	251,653

California — 0.5%

California State, High-Speed Passenger Train Project, GO

2.193%, 04/01/47 (E)	400,000	400,056

Los Angeles, Wastewater System Revenue, RB

5.713%, 06/01/39	300,000	408,369

University of California, Ser AS, RB

3.552%, 05/15/39	500,000	546,230

University of California, Regents Medical Center, Ser M, RB

2.859%, 05/15/30	500,000	508,655

		1,863,310

Florida — 0.1%

Greater Orlando, Aviation Authority, Ser C, RB

3.494%, 10/01/36	500,000	520,250

Maine — 0.1%

Maine State, Housing Authority, Ser D, RB

3.289%, 11/15/31	250,000	256,352

Montana — 0.1%

Montana State Board of Regents, Ser C, RB

3.225%, 11/15/49	500,000	496,160

MUNICIPAL BONDS — continued

	Face Amount	Value

New York — 0.3%

New York & New Jersey, Port Authority, Ser 181, RB

4.960%, 08/01/46	$500,000	$665,760

New York State, Dormitory Authority, Ser S, RB

3.998%, 07/01/39	250,000	268,515

		934,275

Texas — 0.1%

Austin, Electric Utility Revenue, Ser C, RB

3.566%, 11/15/49	250,000	260,212

Houston, Combined Utility System Revenue, Sub-Ser, RB

3.923%, 11/15/30	250,000	278,785

		538,997

Virginia — 0.0%

University of Virginia, Ser A, RB

3.227%, 09/01/19	175,000	170,816

West Virginia — 0.2%

West Virginia University, Ser B, RB

4.471%, 10/01/42	500,000	599,405

Total Municipal Bonds (Cost $5,400,976)		5,631,218

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.0%

FHLB

4.000%, 09/01/28	315,000	362,326

3.250%, 06/09/28	250,000	276,493

2.875%, 09/11/20	250,000	252,671

2.375%, 09/10/21	250,000	253,558

1.375%, 02/18/21	250,000	249,259

FHLB DN

1.500%, 11/04/19 (D)	225,000	224,972

FHLMC

2.750%, 06/19/23	250,000	260,545

FNMA

2.625%, 09/06/24	250,000	261,951

2.125%, 04/24/26	250,000	257,269

1.875%, 09/24/26	500,000	507,101

1.250%, 05/06/21	250,000	248,801

GNMA

5.000%, 12/01/39	35,000	36,922

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

U.S. GOVERNMENT AGENCY OBLIGATIONS — continued

	Face Amount	Value

Tennessee Valley Authority

5.880%, 04/01/36	$125,000	$180,761

4.625%, 09/15/60	190,000	275,718

4.250%, 09/15/65	235,000	323,018

Total U.S. Government Agency Obligations (Cost $3,835,003)		3,971,365

LOAN PARTICIPATION NOTES — 0.5%

Broadcasting and Entertainment — 0.0%

Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan, 1st Lien

3.940%, VAR US LIBOR+2.250%, 05/13/21	65,000	65,020

Sinclair Television Group, Inc., Tranche B-2b Term Loan, 1st Lien

4.430%, VAR US LIBOR+2.000%, 07/24/23	28,800	28,752

		93,772

Diversified Conglomerate Service — 0.1%

frontdoor, inc., Initial Term Loan, 1st Lien

4.313%, VAR US LIBOR+2.000%, 03/05/31	165,257	164,186

Iron Mountain Information Management, LLC, Incremental Term B Loan, 1st Lien

3.536%, VAR US LIBOR+2.250%, 09/09/30	41,138	40,932

		205,118

Electronics — 0.1%

SS&C Technologies Holdings, Inc., Term B-5 Loan, 1st Lien

4.036%, VAR US LIBOR+3.000%, 06/29/31	109,162	109,422

Uber Technologies, Inc., 2018 Refinancing Term Loan, 1st Lien

5.304%, VAR US LIBOR+2.500%, 08/12/27	109,069	106,187

		215,609

Healthcare, Education and Childcare — 0.1%

Bausch Health Companies Inc., First Incremental Term Loan, 1st Lien

4.671%, VAR US LIBOR+1.750%, 11/12/23	15,787	15,629

Change Healthcare Holdings, Inc. (fka Emdeon Inc.), Closing Date Term Loan, 1st Lien

4.286%, VAR US LIBOR+2.750%, 03/22/32	137,333	137,447

LOAN PARTICIPATION NOTES — continued

	Face Amount	Value

Healthcare, Education and Childcare (continued)

Grifols Worldwide Operations Limited, Tranche B Term Loan, 1st Lien

4.086%, VAR US LIBOR+3.500%, 04/13/27	$109,156	$107,382

		260,458

Leaisure, Amusement, Motion Pictures, Entertainment — 0.0%

AMC Entertainment Holdings, Inc. (fka AMC Entertainment Inc.), Term B-1 Loan, 1st Lien

5.230%, VAR US LIBOR+2.250%, 07/12/99	17,652	17,686

Machinery (Non-Agriculture, Non-Construction and Non-Electronic) — 0.0%

Altra Industrial Motion Corp., Term Loan, 1st Lien

3.786%, VAR US LIBOR+2.250%, 11/25/30	189,514	188,803

Personal Services — 0.0%

1011778 B.C. Unlimited Liability Company (New Red Finance, Inc.) (aka Burger King/Tim Hortons), Term B-3 Loan, 1st Lien

4.036%, VAR US LIBOR+2.500%, 05/03/30	109,450	109,344

Retail Stores — 0.1%

Kar Auction Services Term Loan B (2019)

4.036%, VAR US LIBOR+2.000%, 10/16/29	30,000	30,075

Michaels Stores, Inc., 2018 New Replacement Term B Loan, 1st Lien

4.323%, VAR US LIBOR+2.500%, 04/11/26	114,131	112,371

Resideo Funding Inc., Tranche B Term Loan, 1st Lien

4.110%, VAR US LIBOR+2.000%, 04/07/04	109,160	109,254

		251,700

Service — 0.0%

KAR Auction Services, Inc., Tranche B-6 Term Loan, 1st Lien

4.125%, VAR US LIBOR+2.250%, 07/01/25	182,380	182,516

Communication Services — 0.1%

Energizer Holdings, Inc., Term B Loan, 1st Lien

4.313%, VAR US LIBOR+2.500%, 01/08/09	190,000	190,143

Total Loan Participation Notes (Cost $1,716,497)		1,715,149

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

COMMERCIAL PAPER— 0.1%

	Face Amount	Value

UNITED STATES — 0.1%

Ford Credit Motor, 3.016%, 7/10/2020 (D)

(Cost $347,669)	$355,000	$347,688

Total Investments — 98.5% (Cost $376,943,924)		$375,385,521

A list of the open futures contracts held by the Fund at October 31, 2019, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	8	Apr-2020	$1,725,477	$1,728,125	$2,648
U.S. 2-Year Treasury Note	38	Jan-2020	8,204,900	8,192,859	(12,041)
U.S. 5-Year Treasury Note	2	Apr-2020	239,178	239,078	(100)
U.S. 5-Year Treasury Note	23	Jan-2020	2,736,656	2,741,672	5,016
U.S. Ultra Long Treasury Bond	7	Dec-2019	1,352,891	1,328,250	(24,641)

			$14,259,102	$14,229,984	$(29,118)

A list of the outstanding forward foreign currency contracts held by the Fund at October 31, 2019, is as follows:

Counter party	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Citigroup	11/26/19- 08/31/20	USD	5,299,243	JPY	554,931,100	$(117,092)
Citigroup	11/26/19- 08/31/20	JPY	554,931,100	USD	5,211,729	29,578
Citigroup	01/27/20	JPY	70,000,000	USD	649,378	(2,758)
Citigroup	12/03/19	USD	5,666,512	EUR	5,157,000	97,725
Citigroup	12/03/19	EUR	16,920,000	USD	19,121,461	209,131
Citigroup	04/30/20	EUR	1,031,400	JPY	124,768,458	4,749
Citigroup	12/30/19- 09/30/20	EUR	4,125,600	JPY	486,153,108	(102,779)
Citigroup	01/17/20- 04/10/20	KRW	18,956,392,000	USD	15,875,532	(371,720)
Citigroup	02/25/20- 08/24/20	AUD	5,900,000	JPY	420,288,220	(142,361)
Citigroup	04/08/20- 10/16/20	MXN	64,614,000	USD	3,154,265	(57,102)

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
Deutsche Bank	11/29/19	USD	220,528	SEK	2,128,313	$235
Deutsche Bank	11/29/19	USD	450,461	SEK	4,327,445	(1,589)
Deutsche Bank	04/03/20	EUR	1,392,428	SEK	15,070,250	4,344
Goldman Sachs	01/14/20	JPY	55,000,000	USD	515,679	3,670
Goldman Sachs	01/21/20	JPY	60,000,000	USD	561,293	2,512
HSBC	11/22/19- 08/24/20	EUR	4,300,900	JPY	507,897,066	(96,263)
HSBC	12/06/19- 06/08/20	USD	7,021,340	JPY	746,762,440	(64,848)
HSBC	12/06/19- 06/08/20	JPY	746,762,440	USD	7,100,127	143,635
HSBC	12/12/19- 06/12/20	AUD	3,120,000	JPY	233,256,385	17,096
HSBC	04/06/20- 10/07/20	MXN	94,420,000	USD	4,588,335	(153,943)
JPMorgan Chase Bank	11/14/19- 02/26/20	USD	4,372,155	NOK	39,186,000	(110,219)
JPMorgan Chase Bank	11/14/19- 12/03/19	NOK	27,069,000	USD	2,965,598	21,811
JPMorgan Chase Bank	02/26/20	NOK	6,000,000	USD	647,645	(5,066)
JPMorgan Chase Bank	11/20/19- 02/03/20	EUR	16,812,500	USD	19,005,055	132,577
JPMorgan Chase Bank	11/22/19- 03/25/20	EUR	206,500	USD	230,133	(1,143)
JPMorgan Chase Bank	12/12/19- 06/12/20	AUD	3,610,000	JPY	269,043,608	18,003
JPMorgan Chase Bank	11/21/19- 08/21/20	AUD	9,027,000	JPY	647,589,134	(190,615)
JPMorgan Chase Bank	12/03/19	USD	242,187	SEK	2,345,988	1,224
JPMorgan Chase Bank	11/26/19	USD	1,989,550	SEK	19,132,012	(5,366)
JPMorgan Chase Bank	11/27/19- 06/22/20	USD	6,101,207	JPY	646,980,430	(65,028)
JPMorgan Chase Bank	12/05/19	USD	4,062,898	AUD	5,987,000	68,229
JPMorgan Chase Bank	12/05/19	AUD	5,987,000	USD	4,184,644	53,517
JPMorgan Chase Bank	12/05/19- 06/22/20	JPY	426,688,460	USD	4,054,556	70,650
JPMorgan Chase Bank	02/03/20	USD	1,550,123	EUR	1,407,180	29,784
JPMorgan Chase Bank	02/03/20	USD	4,833,078	EUR	4,300,900	(4,258)
JPMorgan Chase Bank	02/04/20- 05/05/20	BRL	7,481,200	USD	1,811,039	(40,773)

						$ (624,453)

A list of the open centrally cleared swap agreements held by Fund at October 31, 2019, is as follows:

Interest Rate Swaps
								Swap Contracts, at Value
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Premiums Paid	Unrealized Appreciation (Depreciation)	Asset	Liability
2.97981	3-MONTH USD - LIBOR	Quarterly	02/20/48	USD	6,234,000	$—	$(1,708,950)	$—	$(1,708,950)
2.7935	3-MONTH USD - LIBOR	Quarterly	03/13/47	USD	1,300,000	—	(292,972)	—	(292,972)
2.3782	USD LIBOR BBA	Quarterly	11/18/46	USD	3,800,000	—	(498,907)	—	(498,907)
2.37%	3 MONTH USD - LIBOR	Quarterly	05/08/25	USD	1,290,000	—	(57,120)	—	(57,120)
2.2337	3 MONTH USD - LIBOR	Quarterly	04/11/25	USD	2,325,000	—	(99,139)	—	(99,139)
2.2825%	3 MONTH USD - LIBOR	Semi-Annually	05/08/22	USD	3,155,000	—	52,402	52,402	—
3 MONTH USD - LIBOR	2.2635	Semi-Annually	04/11/22	USD	5,660,000	—	91,056	91,056	—

						$—	$(2,513,630)	$143,458	$(2,657,088)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS CORE PLUS BOND FUND
October 31, 2019

Percentages are based on net assets of $381,197,277.

(1)	In U.S. Dollar unless otherwise indicated.
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.”
(C)	Level 3 security in accordance with fair value hierarchy.
(D)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(E)	Variable or floating rate security, the interest rate of which adjusts periodically based prevailing interest rates.

ARS — Argentine Peso

AUD — Australian Dollar

BADLAR — Central Bank of Argentina’s average rate

BBA — British Bankers’ Association

BRL — Brazilian Real

Cl — Class

COP — Colombian Peso

DN — Discount Note

EUR — Euro

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GHS — Ghanaian Cedi

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

MXN — Mexican Peso

NOK — Norway Krone

RB — Revenue Bond

SEK — Swedish Krona

Ser — Series

TBA — To Be Announced

THB — Thai Baht

USD — United States Dollar

UYU — Uruguayan Peso

VAR — Variable Rate

The following is a list of the inputs used as of October 31, 2019, in valuing the Fund’s investments and other financial instruments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3		Total
Mortgage-Backed Securities	$—	$102,513,748	$—		$102,513,748
Corporate Obligations	—	94,714,566	—	†	94,714,566
U.S. Treasury Obligations	—	75,910,367	—		75,910,367
Sovereign Debt	—	75,300,386	—		75,300,386
Asset-Backed Securities	—	15,281,034	—		15,281,034
Municipal Bonds	—	5,631,218	—		5,631,218
U.S. Government Agency Obligations	—	3,971,365	—		3,971,365
Loan Participation Notes	—	1,715,149	—		1,715,149
Commercial Paper	—	347,688	—		347,688

Total Investments in Securities	$—	$375,385,521	$—		$375,385,521

† Represents securities in which the fair value is $0.

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts *
Unrealized Appreciation	$7,664	$—	$—	$7,664
Unrealized Depreciation	(36,782)	—	—	(36,782)
Forwards Contracts *
Unrealized Appreciation	—	908,470	—	908,470
Unrealized Depreciation	—	(1,532,923)	—	(1,532,923)
Centrally Cleared Swaps *
Interest Rate Swaps
Unrealized Appreciation	—	143,458	—	143,458
Unrealized Depreciation	—	(2,657,088)	—	(2,657,088)

Total Other Financial Instruments	$(29,118)	$(3,138,083)	$—	$(3,167,201)

* Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2019, there were no transfers in or out of Level 3.

Amounts designated as $— are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

STATEMENTS OF ASSETS AND LIABILITIES

	Global Public Equity Fund	Core Plus Bond Fund
Assets:
Investments, at Value †	$496,392,978	$375,385,521
Foreign Currency, at Value ††	1,494,918	803,509
Cash and Cash Equivalents	6,086,122	19,216,373
Cash Pledged as Collateral for Swap Contracts	—	2,435,223
Reclaims Receivable	873,170	—
Receivable for Investment Securities Sold	794,671	23,632,545
Dividends and Interest Receivable	665,845	2,407,038
Unrealized Appreciation on Spot Foreign Currency Contracts	139,352	—
Unrealized Appreciation on Forward Foreign Currency Contracts	45,411	908,470
Receivable for Capital Shares Sold	—	6,485
Variation Margin Receivable	—	47,444
Prepaid Expenses	4,563	5,426

Total Assets	506,497,030	424,848,034

Liabilities:
Payable for Investment Securities Purchased	1,345,212	41,518,646
Investment Advisory Fees Payable - Note 6	273,053	86,841
Shareholder Servicing Fees Payable	170,244	51,362
Accrued Foreign Capital Gains Tax	152,186	—
Unrealized Depreciation on Spot Foreign Currency Contracts	138,956	—
Unrealized Depreciation on Forward Foreign Currency Contracts	44,915	1,532,923
Payable due to Administrator	38,480	29,465
Payable for Capital Shares Redeemed	25,000	15,000
Payable due to Trustees	16,738	13,222
Chief Compliance Officer Fees Payable	5,637	4,453
Management Fees Payable - Note 6	4,224	3,235
Variation Margin Payable	—	306,092
Other Accrued Expenses	150,108	89,518

Total Liabilities	2,364,753	43,650,757

Net Assets	$504,132,277	$381,197,277

† Cost of Investments	$425,706,755	$376,943,924
†† Cost of Foreign Currency	1,507,121	806,330

NET ASSETS CONSIST OF:
Paid-in Capital	$395,711,168	$383,919,673
Total Distributable Earnings/(Loss)	108,421,109	(2,722,396)

Net Assets	$504,132,277	$381,197,277

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	39,426,526	38,246,905

Net Asset Value, Offering and Redemption Price Per Share	$12.79	$9.97

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
For the year ended October 31, 2019

STATEMENTS OF OPERATIONS

	Global Public Equity Fund	Core Plus Bond Fund
Investment Income
Dividends	$13,891,112	$—
Dividends from Master Limited Partnerships	133,754	—
Income Distributions from Registered Investment Companies	38,469	—
Interest	366,300	13,900,442
Security Lending Income	23,889	—
Less: Foreign Taxes Withheld	(785,797)	(182,942)

Total Investment Income	13,667,727	13,717,500

Expenses
Investment Advisory Fees - Note 6	3,952,949	1,043,073
Administration Fees - Note 5	501,135	330,544
Shareholder Servicing Fees - Note 5	235,018	142,027
Trustees’ Fees	74,135	49,017
Management Fees - Note 6	60,409	38,555
Chief Compliance Officer Fees	29,440	20,889
Custodian Fees	755,746	98,353
Legal Fees	86,034	52,862
Audit Fees	56,392	53,547
Transfer Agent Fees	53,408	63,556
Printing Fees	48,590	19,335
Registration Fees	12,298	12,146
Insurance and Other Expenses	387,274	226,561

Total Expenses	6,252,828	2,150,465

Less:
Commission Recapture - Note 5	(4)	—
Fees Paid Indirectly - Note 5	(14)	(15)

Net Expenses	6,252,810	2,150,450

Net Investment Income	7,414,917	11,567,050

Net Realized Gain (Loss) on:
Investments	39,594,989	3,880,048
Futures Contracts	—	692,191
Swap Contracts	—	(1,486,670)
Written Option/Swaption Contracts	—	34
Forward Foreign Currency Contracts	(70,204)	4,425,210
Foreign Currency Transactions	469,170	401,405

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(26,042,678)	19,463,654
Futures Contracts	—	83,123
Swap Contracts	—	(4,855,021)
Forward Foreign Currency Contracts	(188,169)	(2,085,070)
Foreign Currency Transactions	24,074	72,165
Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	(6,073)	—

Net Realized and Unrealized Gain	13,781,109	20,591,069

Net Increase in Net Assets Resulting from Operations	$21,196,026	$32,158,119

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Public Equity Fund		Core Plus Bond Fund
	Year ended October 31, 2019	Year ended October 31, 2018	Year ended October 31, 2019	Year ended October 31, 2018
Operations:
Net Investment Income	$7,414,917	$14,922,152	$11,567,050	$12,750,734
Net Realized Gain (Loss) on Investments, Capital Gain Distributions from Registered Investment Companies, Purchased Options/Swaptions, Written Options/Swaptions, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	39,993,955	80,733,161	7,912,218	(1,904,037)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options/Swaptions, Written Options/Swaptions, Futures Contracts, Swap Contracts, Accrued Foreign Capital Gains Tax on Appreciated Securities, Forward Foreign Currency Contracts and Foreign Currency Transactions	(26,212,846)	(152,524,041)	12,678,851	(17,135,014)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,196,026	(56,868,728)	32,158,119	(6,288,317)

Distributions	(96,278,860)	(63,350,384)	(15,405,290)	(14,160,775)

Capital Share Transactions:
Issued	43,997,227	149,160,560	86,209,974	43,151,189
Reinvestment of Dividends	96,278,860	63,350,384	15,400,415	14,160,775
Redeemed	(654,910,132)	(102,455,728)	(144,751,721)	(67,646,995)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(514,634,045)	110,055,216	(43,141,332)	(10,335,031)

Total Decrease in Net Assets	(589,716,879)	(10,163,896)	(26,388,503)	(30,784,123)

Net Assets:
Beginning of Year	1,093,849,156	1,104,013,052	407,585,780	438,369,903

End of Year	$504,132,277	$1,093,849,156	$381,197,277	$407,585,780

Shares Issued and Redeemed:
Issued	3,614,930	10,541,844	8,877,070	4,411,206
Reinvestment of Dividends	8,685,295	4,514,516	1,587,499	1,451,933
Redeemed	(57,404,056)	(7,263,138)	(14,928,559)	(6,942,471)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(45,103,831)	7,793,222	(4,463,990)	(1,079,332)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

FINANCIAL HIGHLIGHTS

For the years or periods ended October 31,

For a share outstanding throughout the years or periods

	Net Asset Value, Beginning of Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets (including dividend expense, broker fees, interest on short sales and commission recapture)(1)	Ratio of Expenses to Average Net Assets (including dividend expense, broker fees and interest on short sales, excluding commission recapture)(1)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover†
Global Public Equity Fund
2019	$12.94	$0.15	$0.95	$1.10	$(0.29)	$(0.96)	$(1.25)	$12.79	10.19%	$504,132	1.04%	1.04%	1.23%	100%
2018	$14.39	$0.18	$(0.81)	$(0.63)	$(0.17)	$(0.65)	$(0.82)	$12.94	(4.75)%	$1,093,849	0.87%	0.88%	1.28%	56%
2017	$11.58	$0.14	$2.79	$2.93	$(0.12)	$—	$(0.12)	$14.39	25.56%	$1,104,013	0.87%	0.87%	1.10%	52%
2016	$12.25	$0.13	$0.12	$0.25	$(0.16)	$(0.76)	$(0.92)	$11.58	2.40%	$885,020	0.91%	0.91%	1.19%	49%
2015	$13.16	$0.12	$0.06	$0.18	$(0.14)	$(0.95)	$(1.09)	$12.25	1.39%	$853,142	0.93%	0.94%	0.93%	74%

Core Plus Bond Fund
2019	$9.54	$0.29	$0.53	$0.82	$(0.39)	$—	$(0.39)	$9.97	8.73%	$381,197	0.56%	0.56%	3.00%	150%
2018	$10.01	$0.29	$(0.44)	$(0.15)	$(0.32)	$—	$(0.32)	$9.54	(1.49)%	$407,586	0.50%	0.50%	2.99%	149%
2017	$9.96	$0.25	$— **	$0.25	$(0.20)	$—	$(0.20)	$10.01	2.57%	$438,370	0.52%	0.52%	2.53%	179%
2016#	$10.00	$0.03	$(0.04)	$(0.01)	$(0.03)	$—	$(0.03)	$9.96	(0.10)%	$395,710	0.60%	0.60%	1.94%	72%

#	The Fund commenced operations on August 30, 2016. All ratios for the period have been annualized.
*	Per share data calculated using average shares.
**	Amount represents less than $0.01.
†	Total return and portfolio turnover rates are for the period indicated and have not been annualized.
(1)	Ratio does not include expenses associated with underlying funds.

Amounts designated as (“—“) are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 47 funds. The financial statements herein are those of the Cornerstone Advisors Funds. The Cornerstone Advisors Funds include the Cornerstone Advisors Global Public Equity Fund (the “Global Public Equity Fund”), and Cornerstone Advisors Core Plus Bond Fund (the “Core Plus Bond Fund”) (each a “Fund” and, collectively, the “Funds”). The Global Public Equity Fund commenced operations on August 30, 2012. The Core Plus Bond Fund commenced operations on August 30, 2016. Each of the Cornerstone Funds are classified as a non-diversified investment company under the 1940 Act. The Global Public Equity Fund seeks capital appreciation. The Core Plus Bond Fund seeks total return, consisting of current income and capital appreciation. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The financial statements of the remaining funds of the Trust are presented separately. The Cornerstone Advisors Public Alternatives Fund, Cornerstone Advisors RealAssets Fund and Cornerstone Advisors Income Opportunities Fund liquidated on January 31, 2019.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized third-party independent pricing agents.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

All registered investment companies held in the Funds’ portfolios are valued at the published net asset value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Cornerstone Advisors, Inc., (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

The Global Public Equity Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market after the close of the foreign market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market and a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

interval” or threshold based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

Securities for which market prices are not “readily available” are valued in good faith in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2019, the Global Public Equity Fund had seven fair valued securities which amounted to $57,944 and represented 0.0% of net assets.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are as follows:

•  Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•  Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•  Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to the Schedules of Investments.

For the year ended October 31, 2019, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

During the year ended October 31, 2019, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2019, the Funds did not incur any interest or penalties.

Security Transactions, Dividend and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discounts. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds, including investments in international securities, are maintained in U.S. dollars on the following basis: (I) market value of investment securities, assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

Forward Foreign Currency Contracts — The Funds will hedge currency exposure utilizing forward foreign currency contracts if deemed appropriate by the Adviser or sub-adviser(s). Currency hedging, if utilized, is done to protect against specific transactions or Fund positions for a given stock from being significantly undermined by dollar/foreign currency fluctuations when the Adviser or sub-adviser perceives currency risk to be high. All forward foreign currency contracts are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds may also invest in securities denominated in foreign currencies and engage in foreign currency transactions on a spot (cash) basis. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Additionally, the risk exists that losses could exceed amounts disclosed on the Schedules of Investments or the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of October 31, 2019, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2019, if applicable.

Options/Swaptions Written/Purchased — The Funds may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. The risk in writing a call option/swaption is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option/swaption is that a Fund pays a premium whether or not the option/swaption is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, for written options/swaptions, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer the each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of October 31, 2019, if applicable.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is determined and recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

Swap Contracts — The Funds are authorized to enter into swap contracts, including interest rate swap contracts, for the purposes of managing a Fund’s interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swap contracts are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”).

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. At period end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at period end.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of October 31, 2019, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy.

Expenses —Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders —The Global Public Equity Fund will distribute its net investment income and make distributions of its net realized capital gains, if any, at least annually. The Core Plus Bond Fund will distribute its net investment income monthly and make distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

3. Derivative Transactions:

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations.

The fair value of derivative instruments as of October 31, 2019, was as follows:

	Asset Derivatives			Liability Derivatives

	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:
Core Plus Bond Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$908,470		Unrealized depreciation on forward foreign currency contracts	$1,532,923
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	7,664	*	Net Assets — Unrealized depreciation on futures contracts	36,782	*
	Net Assets — Unrealized appreciation on swap contracts	143,458	*	Net Assets — Unrealized depreciation on swap contracts	2,657,088	*

Total Derivatives not accounted for as hedging instruments		$1,059,592			$4,226,793

*

Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2019, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Swaps Contracts	Purchased Options	Written Options	Total
Core Plus Bond Fund
Foreign exchange contracts	$—	$4,425,210	$—	$—	$—	$4,425,210
Equity contracts	—	—	—	15	19	34
Interest rate contracts	692,191	—	(1,486,670)	—	—	(794,479)
Total	$692,191	$4,425,210	$(1,486,670)	$15	$19	$3,630,765

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Swaps Contracts	Purchased Options	Written Options	Total
Core Plus Bond Fund
Foreign exchange contracts	$—	$(2,085,070)	$—	$—	$—	$(2,085,070)
Interest rate contracts	83,123	—	(4,855,021)	—	—	(4,771,898)
Total	$83,123	$(2,085,070)	$(4,855,021)	$—	$—	$(6,856,968)

The International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and effect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to OTC transactions, the Funds have entered into master netting arrangements, established within the Funds’ ISDA Master Agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from their respective counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The average notional value of futures contracts, forward foreign currency contracts, and swap contracts, was as follows for the year ended October 31, 2019:

Global Public Equity Fund
	Forwards - Long	Forwards - Short
Average Notional Amount Outstanding	$1,247,918	$6,294,782

Core Plus Bond Fund
	Forwards - Long	Forwards - Short	Futures	Interest Rate Swaps
Average Notional Amount Outstanding	$36,924,638	$98,307,735	$18,021,684	$10,373,937

4. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

5. Administration, Distribution, Commission Recapture, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2019, the Global Public Equity Fund and the Core Plus Bond Fund paid $501,135 and $330,544, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds and the Distributor are parties to a Commission Recapture Agreement. The Funds direct certain fund trades to the Distributor, via a network of executing brokers, who pays a portion of the Fund’s expenses. Under this arrangement, the Global Public Equity Fund had expenses reduced by $4, which was used to pay operating expenses. This amount is labeled as “Commission Recapture” on the Statements of Operations.

The Funds have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.05% based on the Funds’ average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits that can be used to offset transfer agent expenses. During the year ended October 31, 2019, the Funds earned credits which were used to offset transfer agent expenses. These amounts are included in Fees Paid Indirectly on the Statements of Operations.

Brown Brothers & Harriman (“BBH”) acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. Investment Advisory Agreement:

The Adviser serves as the overall investment adviser to the Funds. The Adviser continuously monitors the performance of various investment sub-advisers to the Funds. Although the Adviser advises the Board of Trustees with regard to investment matters, the Adviser does not make the day-to-day investment decisions for the Funds except for allocating Fund assets directly to affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds (“Underlying Funds”). The Adviser is, however, responsible for establishing and/or rebalancing allocation of the Funds’ assets among strategies and sub-advisers and/or Underlying Funds. Each of the Funds is authorized by the Board of Trustees to operate on a “multi-manager” basis. This means that a single Fund may be managed by one or more sub-advisers. The Adviser may, from time to time, reallocate the assets of a multi-manager Fund among the sub-advisers that provide portfolio management services to the Fund when it believes that such action would be appropriate to achieve the overall objectives of the particular Fund. Pursuant to an investment advisory agreement between the Funds and the Adviser, the Adviser receives an annual fee of 0.01% of each of the Fund’s average net assets. The fees that the Adviser receives are labeled as “Management Fees” on the Statements of Operations. In addition to the fee payable by each Fund to the Adviser, each of the Funds pays a fee directly to its sub-adviser(s). For each Fund, the sub-advisers receive a fee based on the specified percentage of that portion of the Fund’s assets allocated to that sub-adviser. The total fees paid to sub-advisers directly are labeled as “Investment Advisory Fees” on the Statements of Operations.

As of October 31, 2019, the Adviser has entered into investment sub-advisory agreements with the following parties:

Global Public Equity Fund	Core Plus Bond Fund
Acadian Asset Management LLC	Franklin Advisers, Inc.

Allianz Global Investors Capital LLC	Loomis, Sayles & Company, L.P.

ClariVest Asset Management LLC	Metropolitan West Asset Management LLC

Driehaus Capital Management LLC - Emerging Markets Growth	Prime Advisors, Inc.

Driehaus Capital Management LLC - International Small Cap Growth

LSV Global Concentrated Value

LSV International Small-Cap Value

LSV US Micro-Cap Value

Marsico Capital Management LLC

Parametric Portfolio Associates LLC

Phocas Financial Corporation

Thornburg Investment Management Inc.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

7. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2019, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Global Public Equity Fund	$594,592,399	$1,174,235,284	$—	$—
Core Plus Bond Fund	49,968,887	84,822,396	449,546,681	439,715,138

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital as appropriate, in the period that the difference arises.

During the year ended October 31, 2019, the Funds had no permanent differences that would trigger a reclassification between distributable earnings and paid in capital accounts.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2019 and October 2018, were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Global Public Equity Fund
2019	$16,241,006	$80,037,854	$96,278,860
2018	18,270,255	45,080,129	63,350,384
Core Plus Bond Fund
2019	15,405,290	—	15,405,290
2018	14,160,775	—	14,160,775

As of October 31, 2018, the components of distributable earnings/ (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings/(Loss)
Global Public Equity Fund	$6,249,694	$36,059,554	$—	$66,111,867	$(6)	$108,421,109
Core Plus Bond Fund	3,784,948	—	(2,290,145)	(4,217,195)	(4)	(2,722,396)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Core Plus Bond Fund utilized $3,628,972 of capital loss during the year. The Core Plus Bond Fund has $1,849,979 of short-term capital losses and $440,166 of long-term capital losses that may be carried forward indefinitely.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on total securities, excluding securities sold short, held by the Funds at October 31, 2019, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Public Equity Fund	$430,070,015	$91,308,496	$(25,196,638)	$66,111,858
Core Plus Bond Fund	377,087,229	5,545,837	(9,763,113)	(4,217,276)

Tax cost on investments is different than book cost due to temporary differences. Temporary differences primarily consist of wash sales, investment in master limited partnerships and passive foreign investment companies.

9. Concentration of Risk:

As with all mutual funds, there is no guarantee that the Funds will achieve its investment objective. You could lose money by investing in the Funds. A Fund’s share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below. A more complete description of risks associated with the Funds are included in the Funds’ prospectus.

Because an Underlying Fund’s use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund’s use of such strategy or investment in such asset class, security or other investment, the term “the Fund” in the paragraphs below collectively refers to both the Funds and each Underlying Funds.

Allocation Risk — The Adviser’s judgment about, and allocations among, Underlying Funds, sub-advisers, asset classes and investment strategies may adversely affect the Fund’s performance.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. The proceeds from the sale of a bank loan would also not be available to the Fund for making additional investments or meeting its redemption obligations during an extended trade settlement period.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on anti-fraud protections of the federal securities laws.

Below Investment Grade Securities Risk — Fixed income securities rated below investment grade (“junk” bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect of repayment of principal and interest of many of these securities is speculative.

Convertible Securities Risk — Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of underlying common stock (or cash or securities of equivalent value). An issuer of a convertible security may fail to pay interest or dividends and principal in a timely manner.

Negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Companies that issue convertible securities are often small to mid-size, and they often have low credit ratings, including below investment grade ratings. In addition, the credit rating of a company’s convertible securities is generally lower than that of its nonconvertible debt securities. Convertibles are normally considered “junior” securities — that is, the company usually must pay interest on its nonconvertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund is subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Derivatives Risk — The Fund’s use of futures contracts, options, forward contracts and swaps for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund’s use of derivatives for hedging purposes is subject to hedging risk. Leverage risk, liquidity risk and hedging risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. The Fund’s use of forward contracts and swaps is also subject to credit risk and valuation risk. Credit risk is described above and valuation risk is described below. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices and prices of other equity securities will fall over short or extended periods of time.

Exchange-Traded Funds (“ETFs”) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency values relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Government Agencies Risk — Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.

Geographic Risk — The Fund’s investments may be focused in particular countries or geographic regions and, therefore, the Fund will be more susceptible to adverse market, political, regulatory, and geographic events affecting those regions than a fund that does not focus its investments in a particular region.

Growth Investment Style Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

Hedging Risk — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. There can be no assurance that any hedging strategy will be effective or that there will be a hedge in place at any given time.

High Yield Bond Risk — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Inflation-Protected Securities Risk — The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal (or stated) interest rates and the rate of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.

Interest Rate Risk — The risk that the value of fixed income securities, including U.S. Government securities, will fall due to rising interest rates. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

Investment Company Risk — To the extent the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Leverage Risk — The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Micro-Capitalization Company Risk — Micro-capitalization companies may be newly-formed or in the early stages of development with limited product lines, markets or financial resources. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than small-, mid- and large-capitalization companies and such stocks may be more thinly-traded and thus difficult for the Fund to buy and sell in the market.

Money Market Instruments Risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return and reduce the volatility that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

Municipal Bonds Risk — The Fund could be impacted by events in the municipal securities market. Negative events, such as severe fiscal difficulties, bankruptcy, an economic downturn, unfavorable legislation, court rulings or political developments could adversely affect the ability of municipal issuers to repay principal and to make interest payments.

Portfolio Turnover Risk — Due to its investment strategies, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment and Extension Risk — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Private Placements Risk — Investment in privately placed securities may be less liquid than investments in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Quantitative Model Risk — Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon a quantitative model.

Sector Focus Risk — Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks are described in the Funds’ Prospectus.

Small and Medium Capitalization Companies Risk — The smaller and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Sovereign Debt Risk — The Fund’s investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Structured Notes Risk — Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The Fund bears the risk that the issuer of the structured note will default. The Fund also bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Supranational Entities Risk — Government members, or “stockholders,” usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Underlying Fund Risk — The Fund’s performance is subject to the risks associated with the securities and other investments held by the Underlying Funds in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of the Underlying Funds to achieve their investment objectives. When the Fund invests in an underlying fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the underlying fund’s expenses.

Unregistered Fund Risk — Investments in unregistered funds are subject to additional risks beyond those associated with investments in registered investment companies, because investments in unregistered funds do not have the benefit of the protections afforded by the Investment Company Act of 1940, as amended (the “1940 Act”), to investors in registered investment companies. In addition, investments in unregistered funds are often illiquid and difficult to value, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly, in particular because they may have restrictions that allow redemptions only at specific infrequent dates with considerable notice periods and apply lock-ups and/or redemption fees.

U.S. Government Securities Risk — U.S. Government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Value Investment Style Risk — An investment in value stocks presents the risk that the stocks may never reach what the Adviser or a sub-adviser believes are their full market values, either because the market fails to recognize what the Adviser or a sub-adviser considers to be the companies’ true business values or because the Adviser or sub-adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

10. Other:

At October 31, 2019, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders, was as follows:

	No. of Shareholders	% Ownership
Global Public Equity Fund	1	99%
Core Plus Bond Fund	1	99%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11. Regulatory Matters:

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee of the Federal Reserve Board and the Federal Reserve Bank of New York. On August 24, 2017, the Federal Reserve Board requested public comment on a proposal by the Federal Reserve Bank of New York, in cooperation with the Office of Financial Research, to produce three new reference rates intended to serve as alternatives to LIBOR. These alternative rates are based on overnight repurchase agreement transactions secured by U.S. Treasury Securities. On December 12, 2017, following consideration of public comments, the Federal Reserve Board concluded that the public would benefit if the Federal Reserve Bank of New York published the three proposed reference rates as alternatives to LIBOR (the “Federal Reserve Board Notice”).

At this time, it is not possible to predict the effect of the FCA Announcement, the Federal Reserve Board Notice, or other regulatory changes or announcements, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined.

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earning on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

12. New Accounting Pronouncement:

In June 2018, the FASB issued an Accounting Standards Update (the “ASU”), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, The FASB issued ASU 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal of certain disclosures and delay the adoption of additional disclosure until the effective date.

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. On or about January, 8, 2020, Cornerstone will be implementing a new sub-advisor, EAM Investors, LLC, in the Global Public Equity Fund. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Core Plus Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Cornerstone Advisors Global Public Equity Fund and Cornerstone Advisors Core Plus Bond Fund, (collectively the “Funds”, each a portfolio of The Advisors’ Inner Circle Fund), including the schedules of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (as to Cornerstone Advisors Core Plus Bond Fund, each of the three years in the period then ended and the period from August 30, 2016 (commencement of operations) to October 31, 2016.) , and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Advisors’ Inner Circle Fund as of October 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (as to Cornerstone Advisors Core Plus Bond Fund, each of the three years in the period then ended and the period from August 30, 2016 (commencement of operations) to October 31, 2016.) then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Costa Mesa, California

December 27, 2019

We have served as the auditor of one or more Advisors’ Inner Circle Fund investment companies since 2012.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be interested persons of the Trust are referred to as “Independent Trustees”. Messrs. Nesher and Klauder are Trustees who may be deemed to be “interested persons” of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-762-1442. The following chart lists Trustees and Officers as of October 31, 2019.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INTERESTED
TRUSTEES[3,4]

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

N. Jeffrey Klauder (Born: 1952)	Trustee (Since 2018)	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of SEI Private Trust Company; SEI Investments Management Corporation; SEI Trust Company; SEI Investments (South Africa), Limited; SEI Investments (Canada) Company; SEI Global Fund Services Ltd.; SEI Investments Global Limited; SEI Global Master Fund; SEI Global Investments Fund; and SEI Global Assets Fund.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public investment companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INDEPENDENT
TRUSTEES[3]

Joseph T. Grause, JR. (Born: 1952)	Trustee (Since 2011) Lead Independent Trustee (Since 2018)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2017.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of The Korea Fund, Inc.
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.

Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Robert Mulhall (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018.

Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public investment companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years[2]
INDEPENDENT
TRUSTEES[3]

George J. Sullivan, Jr. (Born: 1942)	Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011

Current Directorships: Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee/ Director of State Street Navigator Securities Lending Trust to 2017. Member of the independent review committee for SEI’s Canadian-registered mutual funds to 2017.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments, since 2004.	None.
James Bernstein (Born: 1962)	Vice President and Assistant Secretary (Since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.	None.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.	None.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.	None.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public investment companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 47 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)

Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.	None.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (Since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.	None.
Robert Morrow (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.	None.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.	None.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019

DISCLOSURE OF FUND EXPENSES (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2019 to October 31, 2019).

The table below illustrates your Fund’s costs in two ways:

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The Expenses Paid During Period column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the Ending Account Value number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under Expenses Paid During Period.”

Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the Expense Paid During Period column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes NOT your Fund’s actual return, the account values shown do not apply to your specific investment.

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Annualized Expense Ratios	Expenses Paid During Period*
Global Public Equity Fund

Actual Fund Return	$1,000.00	$1,012.70	1.11%	$5.62
Hypothetical 5% Return	$1,000.00	$1,019.56	1.11%	$5.63
Core Plus Bond Fund

Actual Fund Return	$1,000.00	$1,036.20	0.58%	$2.97

Hypothetical 5% Return	$1,000.00	$1,022.22	0.58%	$2.95

*

Expenses are equal to the Funds annualized expense ratio, (including dividend expense and brokerage fees on short sales), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the commencement of operations period shown).

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019 (unaudited)

BOARD CONSIDERATIONS IN RENEWING THE ADVISORY AND SUB-ADVISORY AGREEMENTS FOR THE FUNDS

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the advisory or sub-advisory agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

Board meetings were held on May 21, 2019 and August 20, 2019 to decide whether to renew the following agreements (the “Agreements”) for additional one-year terms:

•	the advisory agreement between Cornerstone Advisors, Inc. (the “Adviser”) and the Trust, on behalf of the Funds; and

•

the sub-advisory agreements between the Adviser and certain sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), pursuant to which the Sub-Advisers serve as investment sub-advisers to the Funds, as set forth in the following table:

Sub-Adviser	Fund(s)
Acadian Asset Management LLC	Cornerstone Advisors Global Public Equity Fund
Allianz Global Investors U.S. LLC	Cornerstone Advisors Global Public Equity Fund
ClariVest Asset Management LLC	Cornerstone Advisors Global Public Equity Fund
Driehaus Capital Management LLC	Cornerstone Advisors Global Public Equity Fund
Franklin Advisers, Inc.	Cornerstone Advisors Core Plus Bond Fund
Loomis, Sayles & Company, L.P.	Cornerstone Advisors Core Plus Bond Fund
Marsico Capital Management, LLC	Cornerstone Advisors Global Public Equity Fund
Metropolitan West Asset Management, LLC	Cornerstone Advisors Core Plus Bond Fund
Phocas Financial Corporation	Cornerstone Advisors Global Public Equity Fund
Prime Advisors, Inc.	Cornerstone Advisors Core Plus Bond Fund

In preparation for the meetings, the Trustees requested that the Adviser and the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. Prior to the meetings, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Advisers, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub-Advisers and other service providers of the Funds presented or submitted to the Board at the meetings and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Advisers and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Advisers’ services; (ii) the Adviser’s and the Sub-Advisers’ investment management personnel; (iii) the Adviser’s and the Sub-Advisers’ operations and financial condition; (iv) the Adviser’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and the Sub-Advisers and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s and the Sub-Advisers’ profitability from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Advisers and their affiliates; (vii) the Adviser’s and the Sub-Advisers’ potential economies of scale; (viii) the Adviser’s and the Sub-Advisers’ compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser and certain of the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meetings to help the Trustees evaluate the Adviser’s and the Sub-Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, the Adviser and the Sub-Advisers.

At the Board meetings, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Advisers and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers; (ii) the investment performance of the Funds and the Adviser and the Sub-Advisers; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Advisers from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Advisers and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Advisers; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019 (unaudited)

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Advisers

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Advisers to the Funds, including the quality and continuity of the Adviser’s and the Sub-Advisers’ portfolio management personnel, the resources of the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-Advisers’ compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Advisers’ investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Advisers were available to the Board, as were the responses of the Adviser and the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Advisers to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Advisers were sufficient to support renewal of the Agreements.

Investment Performance of the Funds, the Adviser and the Sub-Advisers

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and certain of the Sub-Advisers provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Advisers in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Advisers had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser and the Sub-Advisers, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Advisers. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by certain Sub-Advisers to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Trustees also considered that the fees payable to the Sub-Advisers reflected arms-length negotiations between the Adviser and the Sub-Advisers. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Advisers.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Advisers from their relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Advisers and their affiliates. The Trustees considered how the Adviser’s and the Sub-Advisers’ profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Advisers with respect to the management of the Funds were not unreasonable.

The Trustees considered the Adviser’s and Sub-Advisers’ views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Advisers with respect to economies of scale.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019 (unaudited)

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2019 (unaudited)

NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have an October 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2019, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short- Term Capital Gain(5)	Foreign Tax Credit (6)
Global Public Equity Fund	0.00%	82.56%	17.44%	100.00%	39.78%	100.00%	0.00%	1.65%	0.00%	0.68%
Core Plus Bond Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	11.19%	43.77%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2019. The Funds intend to pass through a Foreign Tax Credit to shareholders for fiscal year ended 2019. The Global Public Equity Fund intends to pass through foreign tax credit to shareholders. For the fiscal year ended October 31, 2019, the total amount of foreign source income and foreign tax paid are $5,637,959 and $661,533, respectively. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

Cornerstone Advisors Funds

c/o DST Systems, Inc.

P.O. Box 219009

Kansas City, MO 64121-9009

1-888-762-1442

Investment Adviser

Cornerstone Advisors, Inc.

225 108th Avenue NE, Suite 400

Bellevue, Washington 98004-5782

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis, Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts George Sullivan and Robert Mulhall, and each whom is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$104,400	None	None	$104,400	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(2)	$6,000	None	$57,000	$6,000	None	None
(d)	All Other Fees	None	None	$97,500	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$608,176	None	None	$936,860	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(3)	$11,559	None	None	$19,532	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$68,000	None	None	$170,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees(4)	None	None	None	$89,000	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$113,300	None	None	$113,300	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax compliance services provided to affiliates of the Funds.

(3)	Tax compliance services for Westwood Emerging Markets Fund.

(4)	Tax return preparation.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2019	2018
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $160,500 and $6,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $11,559 and $19,532 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $89,000 for 2019 and 2018, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to

Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 9, 2020

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO

Date: January 9, 2020

*	Print the name and title of each signing officer under his or her signature.